As filed with the Securities and Exchange Commission on January 30, 2009
Securities Act File No. 333-155806

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Main Street Capital Corporation
(Exact name of registrant as specified in charter)
1300 Post Oak Boulevard, Suite 800
Houston, TX 77056
(713) 350-6000
(Address and telephone number,
including area code, of principal executive offices)
Vincent D. Foster
Chief Executive Officer
Main Street Capital Corporation
1300 Post Oak Boulevard, Suite 800
Houston, TX 77056
(Name and address of agent for service)
COPIES TO:

Jason B. Beauvais Vice President, General Counsel and Secretary Main Street Capital Corporation 1300 Post Oak Boulevard, Suite 800 Houston, TX 77056	Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593
     Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Proposed
	Maximum	Amount of
Title of Securities	Aggregate	Registration
Being Registered	Offering Price	Fee
Common Stock, $0.01 par value per share	$300,000,000	$11,790(1)

(1)   Previously paid.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 30, 2009
PROSPECTUS
$300,000,000
Main Street Capital Corporation
Common Stock

     We may offer, from time to time, up to $300,000,000 of our common stock, $0.01 par value per share, in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. On June 17, 2008, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual stockholders meeting. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.
     Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.
     We are a principal investment fund focused on providing customized debt and equity financing to lower middle-market companies that operate in diverse industries. We seek to fill the current financing gap for lower middle-market businesses, which have limited access to financing from commercial banks and other traditional sources.
     Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.
     Our common stock is listed on the Nasdaq Global Select Market under the symbol “MAIN.” On January 28, 2009, the last reported sale price of our common stock on the Nasdaq Global Select Market was $10.43 per share.

     Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 8 to read about factors you should consider, including the risk of leverage, before investing in our common stock.
     This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is      , 2009

     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.
     No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY
     This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.”
     Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007, for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is licensed as a Small Business Investment Company (“SBIC”) by the United States Small Business Administration (“SBA”) and the Investment Manager acts as the Fund’s manager and investment adviser. The Investment Manager also acts as the manager and investment adviser to Main Street Capital II, LP (“MSC II”), a privately owned, affiliated SBIC. The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was created as a wholly owned consolidated subsidiary of MSCC to hold certain of our portfolio investments. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income.
     Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.
Main Street
     We are a principal investment fund focused on providing customized debt and equity financing to lower middle-market companies, which we define as companies with annual revenues between $10.0 and $100.0 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of lower middle-market companies based in the United States. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2.0 million to $15.0 million. We seek to fill the current financing gap for lower middle-market businesses, which have limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of lower middle-market companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.
     Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment of ours. MSCC and the Fund share our same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.
     We typically seek to work with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) generally taking first priority liens on assets; and (iii) providing significant equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios.
     As of September 30, 2008, Main Street had debt and equity investments in 29 portfolio companies. Approximately 84% of our total portfolio investments at cost, excluding our 100% equity interest in the Investment Manager, were in the form of debt investments and approximately 99% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies as of September 30, 2008. As of September 30, 2008, Main Street had a weighted average effective yield on its debt investments of 13.7%. Weighted average yields are computed using the effective interest rates for all debt investments at September 30, 2008, including amortization of deferred debt origination fees and accretion of original issue discount. At September 30, 2008, we had equity ownership in approximately 90% of our portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 26%.
     Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Market Opportunity
     Our business is to provide customized financing solutions to lower middle-market companies. We believe many lower middle-market companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing lower middle-market companies. Consequently, we believe that the market for lower middle-market investments, particularly those investments of less than $10.0 million, is currently underserved and less competitive. The current credit environment is significantly reducing access to capital, further limiting available capital for lower middle-market companies. This market situation creates the opportunity for us to meet the financing requirements of lower middle-market companies while also negotiating favorable transaction terms and equity participations.
Business Strategies
     Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:
•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle-market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle-Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle-market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has significant experience in lending to and investing in lower middle-market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include six certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Investing Across Multiple Industries. We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle-market companies. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. The Fund’s SBIC license has allowed it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Fund, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Fund represents a stable, long-term component of our capital structure.

Investment Criteria
     Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.
•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We seek to invest in established companies in the lower middle-market with sound historical financial performance. We typically focus on companies that have historically generated EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $1.0 million to $10.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.
Formation Transactions
     Immediately prior to the closing of the IPO, we consummated the following formation transactions (the “Formation Transactions”):
•	We acquired 100% of the limited partnership interests in the Fund.

•	We acquired 100% of the equity interests in the General Partner.

•	We acquired 100% of the equity interests in the Investment Manager.
     Main Street did not acquire any interest in MSC II, a privately owned SBIC managed by the Investment Manager that commenced investment operations in January 2006.
     As part of the Formation Transactions, the Investment Manager, which employs all of the executive officers and other employees of MSCC, became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager is not a registered investment company and since it conducts a significant portion of its investment management activities for MSC II, a separate SBIC fund in which MSCC does not have an equity interest. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year. The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by MSCC and approved, in good faith, by MSCC’s Board of Directors. MSCC’s valuation of the Investment Manager is based upon the discounted net cash flows from third party recurring investment managers fees. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from all related parties (including MSCC) but include the management fees from MSC II and an estimated allocation of costs related to providing services to MSC II. For more information on the Investment Manager, see “Note D - Wholly-Owned Investment Manager” to our consolidated financial statements.
     Subsequent to the consummation of the Formation Transactions, MSCC entered into a support services agreement with the Investment Manager. The agreement requires the Investment Manager to manage the day-to-day operational and investment activities of Main Street. The Investment Manager generally incurs all normal operating and administrative expenses, except those specifically required to be borne by MSCC, which principally include costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.
     The Investment Manager is reimbursed for its expenses associated with providing operational and investment management services to MSCC and its subsidiaries. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less amounts the Investment Manager receives from MSC II pursuant to a separate investment advisory services agreement.
     The IPO involved the public offering and sale of 4,300,000 shares of our common stock, including shares sold upon the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share of our common stock, resulting in net proceeds to us of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million. As a result of the IPO and the Formation Transactions described above, we are a closed-

end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. We are internally managed by our executive officers under the supervision of our board of directors (the “Board of Directors”). As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
     We have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”). Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”
     Immediately following the completion of the Formation Transactions, MSEI was created as a wholly-owned consolidated subsidiary of MSCC to hold certain of our portfolio investments. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of MSEI may differ from its book income due to deferred tax timing differences as well as permanent differences.
     We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. On June 4, 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. The exemptive relief generally provides that we may co-invest with MSC II as long as, among other things: the co-investments are made at the same time; are based upon identical financial terms; and are consistent with relative allocation percentages approved by our Board of Directors. As a result, we will generally co-invest in new portfolio investments with MSC II. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street.
     The following chart reflects our current organizational structure:

The Offering
     We may offer, from time to time, up to $300,000,000 of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders (which we received from our stockholders at our June 17, 2008 annual stockholders meeting, for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual stockholders meeting) or (ii) under such other circumstances as the SEC may permit. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so.
     Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.
     Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use all of the net proceeds from selling our common stock to make investments in lower middle-market companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, pay our operating expenses and dividends to our stockholders and for general corporate purposes. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds.”

Nasdaq Global Select Market symbol	“MAIN”

Dividends	We have paid quarterly, but, beginning in the fourth quarter of 2008, will pay monthly, dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors.

Taxation	MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare dividends, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

	•	The current state of the economy and financial markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

	•	Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

	•	Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

	•	We, through the Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Fund that are superior to the claims of our common stockholders.

	•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

	•	We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

	•	Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

	•	Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

	•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment. Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

o	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

o	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

o	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

o	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

o	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

See “Risk Factors” beginning on page 8 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available Information	We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the “Exchange Act.” You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES
     The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Main Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Sales load (as a percentage of offering price)	—	% (1)
Offering expenses	—	% (2)
Dividend reinvestment plan expenses	—	% (3)
Total stockholder transaction expenses (as a percentage of offering price)	—	% (4)

Annual Expenses (as a percentage of net assets attributable to common stock):

Operating expenses	2.7	% (5)
Interest payments on borrowed funds	2.8	% (6)
Total annual expenses	5.5	% (7)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Operating expenses include payments made by MSCC to the Investment Manager in accordance with the terms of the support services agreement to cover expenses incurred by the Investment Manager in providing investment management and other services to MSCC and its subsidiaries, less amounts the Investment Manager receives from MSC II pursuant to a separate investment advisory services agreement. Based on this separate investment advisory services agreement, MSC II paid the Investment Manager approximately $3.3 million in 2008 for these services.

(6)	Interest payments on borrowed funds principally consist of approximately $3.2 million of annual interest payments on funds borrowed directly by the Fund. As of September 30, 2008, the Fund had $55.0 million of outstanding indebtedness guaranteed by the SBA. This does not include MSCC’s undrawn $30 million investment credit facility which would bear interest, subject to MSCC’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%.

(7)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. In the future we may borrow money to leverage our net assets and increase our total assets.

Example
     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$56	$166	$275	$542
     The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS
     Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Economic Conditions
The current state of the economy and financial markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.
     During the quarter ended September 30, 2008, the state of the economy in the U.S. and abroad continued to deteriorate to what many believe is a recession, which could be long-term. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in early October 2008. In addition, the stock market has declined significantly. These events have significantly constrained the availability of debt and equity capital for the market as a whole, and the financial services sector in particular. Further, these and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses. The current turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.
     In the event that the United States economy remains in a protracted period of weakness, it is possible that the results of some of the lower middle-market companies like those in which we invest, could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions which could have a negative impact on our future results.
Risks Relating to Our Business and Structure
Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
     Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from management, a third party independent valuation firm and our audit committee.
     The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, including private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.
Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.
     Our ability to achieve our investment objective of maximizing our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
     Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.
     Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.
We may face increasing competition for investment opportunities.
     We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We are dependent upon our key investment personnel for our future success.
     We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Rodger A. Stout, Curtis L. Hartman, Dwayne L. Hyzak and David L. Magdol, for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into employment agreements with Messrs, Reppert, Stout, Hartman, Hyzak and Magdol and a non-compete agreement with Mr. Foster, we have no guarantee that they will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.
Our success depends on attracting and retaining qualified personnel in a competitive environment.
     Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.
     The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.
Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
     We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We have limited operating history as a BDC and as a RIC.
     The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the completion of the IPO, we did not operate, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.
Regulations governing our operation as a BDC will affect our ability to, and the way in which we raise additional capital.
     Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:
     Senior Securities. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:
•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.
     Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See “Risk Factors — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. We may also make rights offerings to our stockholders (though not in conjunction with this prospectus) at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our wholly-owned subsidiary, the Fund, is licensed by the SBA, and therefore subject to SBA regulations.
     The Fund, our wholly-owned subsidiary, is licensed to act as a small business investment company and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Fund to forego attractive investment opportunities that are not permitted under SBA regulations.
     Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If the Fund fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because the Fund is our wholly owned subsidiary.
Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
     Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through the Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Fund that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for a discussion regarding our Investment Facility and Treasury Facility. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends. Leverage is generally considered a speculative investment technique.
     As of September 30, 2008, we, through the Fund, had $55.0 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.8% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Fund over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.
     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.
Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(19.5)%	(11.3)%	(3.0)%	5.2%	13.4%

(1)	Assumes $172.4 million in total assets, $55.0 million in debt outstanding, $104.7 million in stockholders’ equity, and an average cost of funds of 5.8%. Actual interest payments may be different.

     Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA, through the Fund, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.
SBA regulations limit the outstanding dollar amount of SBA-guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.
     The SBA regulations, as of September 30, 2008, limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases). Moreover, an SBIC may not borrow an amount in excess of two times its regulatory capital. Because of our investment team’s affiliations with MSC II, a privately owned SBIC which commenced investment operations in January 2006, the Fund and MSC II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by the Fund and MSC II may be limited to $130.6 million, absent relief from the SBA. While we cannot presently predict whether or not we will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
     The Fund’s current status as an SBIC does not automatically assure that it will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon the Fund continuing to be in compliance with SBA regulations and policies. Moreover, the amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by the Fund.
We may experience fluctuations in our quarterly results.
     We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
     Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.
     To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.
•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see “Material U.S. Federal Income Tax Considerations.” Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources. MSEI is a taxable entity which holds certain of our portfolio investments. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of MSEI’s ownership of certain portfolio investments. This income tax expense, if any, is reflected in our consolidated statement of operations.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
     If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.
     We intend to pay monthly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends, previously projected dividends for future periods, or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus or any prospectus supplement. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay dividends. All dividends will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, the Fund’s compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.
     When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
     For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Approximately 3.2% of our total investment income for the nine months ended September 30, 2008 was attributable to paid in kind interest payments.
     Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
The Fund, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.
     In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Fund. We will be partially dependent on the Fund for cash distributions to enable us to meet the RIC distribution requirements. The Fund may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the Fund to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Fund is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.
Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.
     In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. Our policy is to carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.
     While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.
Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.
          At our 2008 annual meeting of stockholders, our stockholders approved two proposals designed to allow us to access the capital markets in ways that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act. Specifically, our stockholders approved proposals that (1) authorize us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings and (2) authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.
          If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.
          Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares.
     Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale	Following Sale	Percentage
	Below NAV	Below NAV	Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000	4.0%
NAV per share	$10.00	$9.98	(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000 (1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%	(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808	(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
     We, the Fund, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Fund, and, therefore, our ability to compete with other finance companies.
     Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.
     We are subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2008, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal control over financial reporting. As a result, we have and expect to continue to incur significant expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. There can be no assurance that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.
     Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
     Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:
•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.
     In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.
The lack of liquidity in our investments may adversely affect our business.
     We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
     We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

     We invest primarily in secured term debt as well as equity issued by lower middle-market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
     Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
     Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
     Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to maintain our qualification as a BDC or be precluded from investing according to our current business strategy.
     As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. For further detail, see “Regulation.”
     We believe that substantially all of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
     We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we seek to maintain a diversified portfolio in accordance with our business strategies, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
We generally will not control our portfolio companies.
     We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Defaults by our portfolio companies will harm our operating results.
     A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
     As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
     We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.
Changes in interest rates may affect our cost of capital and net investment income.
     Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.
We may not realize gains from our equity investments.
     Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.
Risks Relating to an Offering of Our Common Stock
Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.
     Shares of closed-end investment companies, including BDCs, may trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See “Risk Factors — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.
We may be unable to invest a significant portion of the net proceeds from an offering on acceptable terms, which could harm our financial condition and operating results.
     Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
     We anticipate that, depending on market conditions and the amount of any particular offering, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.
Investing in our common stock may involve an above average degree of risk.
     The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The market price of our common stock may be volatile and fluctuate significantly.
     Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain any exemptive relief that may be required by us in the future from the SEC;

•	loss of RIC status or the Fund’s status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.
Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
     The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
     Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:
•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
     In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:
•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.
     We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS
     MSCC is a Maryland corporation, formed on March 9, 2007, for the purpose of acquiring (i) the Fund, which is licensed as an SBIC, by the SBA, (ii) the General Partner, the general partner of the Fund, and (iii) the Investment Manager, which is the manager and investment adviser to two SBICs, including the Fund. MSCC was also formed to raise capital in our IPO, which was completed in October 2007 and thereafter to operate as an internally managed BDC under the 1940 Act.
     Immediately prior to the closing of the IPO, we consummated the following Formation Transactions:
•	We acquired 100% of the limited partnership interests in the Fund.

•	We acquired 100% of the equity interests in the General Partner.

•	We acquired 100% of the equity interests in the Investment Manager.
     Main Street did not acquire any interest in MSC II, a privately owned SBIC, managed by the Investment Manager, which commenced investment operations in January 2006.
     As part of the Formation Transactions, the Investment Manager, which employs all of the executive officers and other employees of MSCC, became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager is not a registered investment company and since it conducts a significant portion of its investment management activities for MSC II, a separate SBIC fund in which MSCC does not have an equity interest. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year. The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by MSCC and approved, in good faith, by MSCC’s Board of Directors. MSCC’s valuation of the Investment Manager is based upon the discounted net cash flows from third party recurring investment managers fees. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from all related parties (including MSCC) but include the management fees from MSC II and an estimated allocation of costs related to providing services to MSC II. For more information on the Investment Manager, see “Note D - Wholly-Owned Investment Manager” to our consolidated financial statements.
     In connection with the Formation Transactions, MSCC entered into a support services agreement with the Investment Manager. The agreement requires the Investment Manager to manage the day-to-day operational and investment activities of Main Street. The Investment Manager generally incurs all normal operating and administrative expenses, except those specifically required to be borne by MSCC, which principally include costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.
     The Investment Manager is reimbursed for its expenses associated with providing operational and investment management services to MSCC and its subsidiaries. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less amounts the Investment Manager receives from MSC II pursuant to a separate investment advisory services agreement. Based on this separate investment advisory services agreement, MSC II will pay the Investment Manager approximately $3.3 million in 2008 for these services.
     The IPO involved the public offering and sale of 4,300,000 shares of our common stock, including shares sold upon the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share of our common stock, resulting in net proceeds to us of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million. As a result of the IPO and the Formation Transactions described above, we are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
     Immediately following the completion of the Formation Transactions, MSEI was created as a wholly-owned consolidated subsidiary of MSCC to hold certain of our portfolio investments. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of MSEI may differ from its book income due to deferred tax timing differences as well as permanent differences.
     We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. On June 4, 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive releif. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street.
     The following chart reflects our current organizational structure:

USE OF PROCEEDS
     We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Idle Funds Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
     Our common stock is traded on the Nasdaq Global Select Market under the symbol “MAIN.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.
     During the fourth quarter of 2008, we began paying monthly instead of quarterly dividends to our stockholders, determined by our Board of Directors on a quarterly basis.

				Premium/Discount	Premium/Discount	Cash
		Price Range		of High Sales	of Low Sales Price	Dividend
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	Per Share(3)
Year ended December 31, 2007
October 5, 2007 to December 31, 2007(4)	$12.85	$15.45	$12.95	120%	101%	$0.33
Year ended December 31, 2008
First Quarter	$12.87	$14.43	$11.00	112%	85%	$0.34
Second Quarter	$13.02	$15.22	$10.25	117%	79%	$0.35
Third Quarter	$12.49	$14.46	$11.00	116%	88%	$0.36

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the Nasdaq Global Select Market on October 5, 2007.
     The last reported price for our common stock on January 28, 2009 was $10.43 per share. As of December 31, 2008, we had 126 stockholders of record.
     Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value.
     We have distributed quarterly, but, beginning in the fourth quarter of 2008, we began to distribute monthly, dividends to our stockholders. Our dividends, if any, are determined by our Board of Directors. MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.
     To maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”
SHARE REPURCHASES
     Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. On November 13, 2008, we announced that our Board of Directors authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, an amount up to $5 million of the outstanding shares of our common stock at prices per share not to exceed our last reported net asset value per share. The share repurchase program is authorized to be in effect through the earlier of December 31, 2009 or such time as the approved $5 million repurchase amount has been fully utilized. We can not assure you the extent that we will conduct open market purchases, and to the extent we do conduct open market purchases, we may terminate them at any time.

SELECTED FINANCIAL AND OTHER DATA
     The selected financial and other data below reflects the combined operations of the Fund and the General Partner for the years ended December 31, 2003, 2004, 2005 and 2006 and the consolidated operations of MSCC and its subsidiaries for the year ended December 31, 2007 and for the nine months ended September 30, 2007 and 2008. The selected financial and other data at December 31, 2005, 2006 and 2007 and for the years ended December 31, 2004, 2005, 2006 and 2007, have been derived from combined/consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial and other data at December 31, 2003 and 2004 and for the years ended December 31, 2003 have been derived from unaudited combined financial statements. The selected financial and other data for the nine months ended September 30, 2007 and 2008, and as of September 30, 2008, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the nine months ended September 30, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Years ended December 31,					Nine Months Ended September 30,
	2003	2004	2005	2006	2007	2007	2008
	(Unaudited)					(Unaudited)
	(dollars in thousands)
Income statement data:
Investment income:
Total interest, fee and dividend income	$3,397	$4,452	$7,338	$9,013	$11,312	$8,149	$11,647
Interest from idle funds and other	7	9	222	749	1,163	533	1,015

Total investment income	3,404	4,461	7,560	9,762	12,475	8,682	12,662

Expenses:
Management fees to affiliate	(1,722)	(1,916)	(1,929)	(1,942)	(1,500)	(1,500)	—
Interest	(113)	(869)	(2,064)	(2,717)	(3,246)	(2,397)	(2,734)
General and administrative	(135)	(185)	(197)	(198)	(512)	(204)	(1,991)
Share-based compensation	—	—	—	—	—	—	(316)
Professional costs related to initial public offering	—	—	—	—	(695)	(695)	—

Total expenses	(1,970)	(2,970)	(4,190)	(4,857)	(5,953)	(4,796)	(5,041)

Net investment income	1,434	1,491	3,370	4,905	6,522	3,886	7,621
Total net realized gain (loss) from investments	(225)	1,171	1,488	2,430	4,692	2,742	5,031

Net realized income	1,209	2,662	4,858	7,335	11,214	6,628	12,651
Total net change in unrealized appreciation (depreciation) from investments	300	1,765	3,032	8,488	(5,406)	(809)	(4,584)
Income tax benefit (provision)	—	—	—	—	(3,263)	—	2,297

Net increase in net assets resulting from operations	$1,509	$4,427	$7,890	$15,823	$2,545	$5,819	$10,364

NET INVESTMENT INCOME PER SHARE
BASIC AND DILUTED	N/A	N/A	N/A	N/A	$0.76	$0.46	$0.85

NET REALIZED INCOME PER SHARE
BASIC AND DILUTED	N/A	N/A	N/A	N/A	$1.31	$0.78	$1.41

DIVIDENDS/DISTRIBUTIONS PAID PER SHARE	N/A	N/A	N/A	N/A	$1.10	$0.54	$1.05

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE
BASIC AND DILUTED	N/A	N/A	N/A	N/A	$0.30	$0.68	$1.16

WEIGHTED AVERAGE SHARES OUTSTANDING -
BASIC	N/A	N/A	N/A	N/A	8,587,701	8,526,726	8,964,808

DILUTED	N/A	N/A	N/A	N/A	8,587,701	8,526,726	8,965,875

	As of December 31,					As of September 30,
	2003	2004	2005	2006	2007	2007	2008
	(Unaudited)	(Unaudited)				(Unaudited)	(Unaudited)
	(dollars in thousands)
Balance sheet data:
Assets:
Total investments at fair value	$17,948	$37,972	$51,192	$73,711	$105,650	$85,681	$123,278
Idle funds investments	—	—	—	—	24,063	—	—
Cash and cash equivalents	1,537	796	26,261	13,769	41,889	9,564	46,843
Interest receivables and other assets	266	262	439	630	1,576	706	794
Deferred financing costs	416	984	1,442	1,333	1,670	1,436	1,472
Deferred offering costs	—	—	—	—	—	1,399	—

Total assets	$20,167	$40,014	$79,334	$89,443	$174,848	$98,786	$172,387

Liabilities and net assets:
SBIC debentures	$5,000	$22,000	$45,100	$45,100	$55,000	$55,000	$55,000
Deferred tax liability	—	—	—	—	3,026	—	238
Interest payable	60	354	771	855	1,063	262	300
Accounts payable — offering costs	—	—	—	—	—	619	—
Accounts payable and other liabilities	139	422	194	216	610	247	1,431

Total liabilities	5,199	22,776	46,065	46,171	59,699	56,128	56,969

Total net assets	14,968	17,238	33,269	43,272	115,149	42,658	115,418

Total liabilities and net assets	$20,167	$40,014	$79,334	$89,443	$174,848	$98,786	$172,387

Net asset value per share	N/A	N/A	N/A	N/A	$12.85	N/A	$12.49

Other data:
Weighted average effective yield on debt investments (1)	16.2%	15.3%	15.3%	15.0%	14.3%	14.7%	13.7%
Number of portfolio companies	8	14	19	24	27	27	29
Expense ratios (as a percentage of average net assets):
Operating expenses (2), (3)	12.3%	13.7%	9.0%	5.5%	4.8%	5.7%	2.3%
Interest expense	0.7%	5.7%	8.8%	7.0%	5.7%	5.7%	2.7%

(1)	Weighted average effective yield is calculated based upon our debt investments at the end of each period and includes amortization of deferred debt origination fees.

(2)	The year ended December 31, 2007, and the nine months ended September 30, 2007, include the impact of professional costs related to the IPO. These costs were 25.7% and 29.0% of operating expenses for each respective period.

(3)	The nine months ended September 30, 2008 includes the impact of share-based compensation. These costs were 13.7% of operating expenses for that period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
     The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.
ORGANIZATION
     Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was created as a wholly owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.
OVERVIEW
     We are a principal investment firm focused on providing customized debt and equity financing to lower middle-market companies, which we define as companies with annual revenues between $10.0 and $100.0 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of lower middle-market companies based in the United States. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2.0 million to $15.0 million.
     Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment of ours. MSCC and the Fund share our same investment strategies and criteria in the lower middle- market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.
     We seek to fill the current financing gap for lower middle-market businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. Given the current credit environment, we believe the limited access to financing for lower middle market companies is even more pronounced. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of lower middle-market companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one stop” financing. Providing customized, “one stop” financing solutions has also become even more relevant to our portfolio companies in the current credit environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Main Street believes that its core investment strategy has a lower correlation to the broader debt and equity markets.
     We expect to grow our dividends and our portfolio of investments on a steady, manageable basis. The dividends declared for the fourth quarter of 2008 represent a 13.6% increase from the dividends paid for the same period of the prior year. Including the dividends declared for the fourth quarter of 2008, Main Street will have paid dividends of $1.425 per share during 2008. We also expect that we will cover our annual dividends through net realized income, which includes net investment income and net realized gains. Net realized income reflects both the current income and capital appreciation components of our investment strategy. We anticipate that our net investment income will continue to grow as we deploy our existing lower yield cash and cash equivalents into higher yielding portfolio investments. However, Main Street intends to be very selective in its near term portfolio growth due to the uncertainties in the current economic environment.
     At September 30, 2008, Main Street had $46.8 million in cash and cash equivalents. During October 2008, Main Street closed a $30 million multi-year investment line of credit. Due to its existing and available cash and other resources, Main Street expects to have sufficient cash resources to support its investment and operational activities for the remainder of 2008 and throughout all of 2009. However, this projection will be impacted by, among other things, the pace of investment originations and investment redemptions, the level of cash flow from operations and cash flow from realized gains, and the level of dividends paid in cash.

CRITICAL ACCOUNTING POLICIES
Basis of Presentation
     The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). For the three and nine months ended September 30, 2008 and 2007, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment. The Formation Transactions involved an exchange of equity interests between companies under common control. In accordance with the guidance on exchanges of equity interests between entities under common control contained in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), Main Street’s results of operations for the three and nine months ended September 30, 2007 and cash flows for the nine months ended September 30, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. Main Street’s results of operations for the three and nine months ended September 30, 2008 and 2007, cash flows for the nine months ended September 30, 2008 and 2007 and financial positions as of September 30, 2008 and December 31, 2007 are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation. As a result of adopting the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), in the first quarter of 2008, certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.
     The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of our management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2008 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with our audited financial statements and notes thereto for the year ended December 31, 2007. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
     Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on our Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”
Investment Valuation
     The most significant estimate inherent in the preparation of our financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of September 30, 2008 and December 31, 2007, approximately 72% and 60%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including the investment in the Investment Manager). We are required to report our investments at fair value. We adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.
     Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with SFAS 157 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.
     For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest or have the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of these investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We allocate the enterprise value to these investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.
     For valuation purposes, non-control investments are composed of debt and equity securities for which we do not have a controlling interest, or the ability to nominate a majority of the board of directors. Market quotations for our non-control investments are not readily available. For our non-control investments, we use the market approach to value our equity investments and the income approach to value our debt instruments. For non-control debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that we use to estimate the fair value of our debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.
     Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.
Revenue Recognition
Interest and Dividend Income
     We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectibility. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, we will remove it from non-accrual status.
Fee Income
     We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees, net of direct loan origination costs, and are amortized, based on the effective interest method, as additional interest income over the life of the related debt investment.
Payment-in-Kind (“PIK”) Interest
     While not significant to our total debt investment portfolio, we currently hold several loans in our portfolio that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain regulated investment company (“RIC”) tax treatment (as discussed below), this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though we may not have collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.
Share-Based Compensation
     We account for our share-based compensation plan using the fair value method, as prescribed by SFAS No. 123R, Share-Based Payment. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.
Income Taxes
     MSCC has elected and intends to qualify for the tax treatment applicable to a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to our stockholders as specified therein. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.
     MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain of our portfolio investments. MSEI is consolidated with Main Street for U.S. GAAP reporting purposes, and the portfolio investments held by MSEI are included in our consolidated financial statements. The purpose of MSEI is to permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of MSEI’s ownership of certain portfolio investments. This income tax expense, if any, is reflected in our consolidated statement of operations.
     MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
PORTFOLIO COMPOSITION
     Portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. We also receive nominally priced equity warrants and make direct equity investments, usually in connection with a debt investment in a portfolio company.
     The Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since it conducts a significant portion of its investment management activities outside of MSCC and its subsidiaries. To allow for more relevant disclosure of our core investment portfolio, our investment in the Investment Manager has been excluded from the tables and amounts set forth below.
     Summaries of the composition of our investment portfolio at cost and fair value as a percentage of total portfolio investments are shown in the following table:

Cost:	September 30, 2008	December 31, 2007
First lien debt	83.5%	81.5%
Equity	11.2%	10.7%
Equity warrants	4.6%	1.7%
Second lien debt	0.7%	6.1%

	100.0%	100.0%

Fair Value:	September 30, 2008	December 31, 2007
First lien debt	73.0%	70.1%
Equity	16.4%	18.6%
Equity warrants	9.9%	8.0%
Second lien debt	0.7%	3.3%

	100.0%	100.0%

     The following table shows the portfolio composition by geographic region of the United States at cost and fair value as a percentage of total portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

Cost:	September 30, 2008	December 31, 2007
Southwest	49.6%	31.9%
West	28.8%	37.1%
Southeast	9.4%	11.4%
Northeast	7.2%	13.8%
Midwest	5.0%	5.8%

	100.0%	100.0%

Fair Value:	September 30, 2008	December 31, 2007
Southwest	56.0%	41.2%
West	26.3%	32.9%
Northeast	7.6%	9.1%
Southeast	4.6%	10.3%
Midwest	5.5%	6.5%

	100.0%	100.0%

     Main Street’s portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street’s portfolio by industry at cost and fair value as of September 30, 2008 and December 31, 2007:

Cost:	September 30, 2008	December 31, 2007
Industrial equipment	12.6%	6.6%
Precast concrete manufacturing	12.6%	0.0%
Custom wood products	9.5%	8.4%
Manufacturing	9.2%	12.0%
Agricultural services	8.5%	11.6%
Electronics manufacturing	7.8%	9.5%
Retail	6.9%	3.3%
Health care products	6.1%	4.2%
Mining and minerals	5.0%	9.1%
Transportation/Logistics	5.0%	6.7%
Metal fabrication	3.5%	4.6%
Health care services	2.9%	5.9%
Restaurant	2.7%	3.4%
Professional services	2.2%	3.3%
Equipment rental	2.2%	2.6%
Infrastructure products	1.8%	2.4%
Information services	0.9%	1.2%
Industrial services	0.5%	0.4%
Distribution	0.1%	2.2%
Consumer products	0.0%	2.6%

	100%	100%

Fair Value:	September 30, 2008	December 31, 2007
Precast concrete manufacturing	15.1%	0.0%
Industrial equipment	11.3%	6.0%
Electronics manufacturing	8.5%	9.6%
Agricultural services	8.2%	10.5%
Retail	7.6%	3.4%
Custom wood products	7.1%	7.5%
Health care products	6.2%	4.1%
Manufacturing	5.5%	9.5%
Transportation/Logistics	5.5%	6.6%
Health care services	4.8%	6.0%
Metal fabrication	4.4%	4.2%
Restaurant	3.7%	4.5%
Professional services	3.5%	4.1%
Industrial services	2.8%	2.9%
Equipment rental	2.1%	2.4%
Infrastructure products	1.5%	2.2%
Information services	1.0%	1.2%
Mining and minerals	0.7%	12.9%
Distribution	0.5%	2.4%

	100%	100%

     Our portfolio investments carry a number of risks including, but not limited to: (1) investing in lower middle-market companies which have a limited operating history and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in private, smaller companies.
PORTFOLIO ASSET QUALITY
     We utilize an internally developed investment rating system for our entire portfolio of investments. Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds our original expectations and projections. Investment Rating 2 represents a portfolio company that, in general, is performing above our original expectations. Investment Rating 3 represents a portfolio company that is generally performing in accordance with our original expectations. Investment Rating 4 represents a portfolio company that is underperforming our original expectations. Investments with such a rating require increased Main Street monitoring and scrutiny. Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of Main Street monitoring and scrutiny and involve the recognition of unrealized depreciation on such investment.
     The following table shows the distribution of our investments on our 1 to 5 investment rating scale at fair value as of September 30, 2008 and December 31, 2007 (excluding Main Street’s investment in the Investment Manager):

	September 30, 2008		December 31, 2007
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$32,380	30.4%	$24,619	28.0%
2	28,329	26.6%	35,068	39.8%
3	41,278	38.9%	24,034	27.3%
4	3,620	3.4%	—	0.0%
5	750	0.7%	4,304	4.9%

Totals	$106,357	100.0%	$88,025	100.0%

     Based upon our investment rating system, the weighted average rating of our portfolio as of September 30, 2008 and December 31, 2007 was approximately 2.2. As of September 30, 2008 and December 31, 2007, we had one debt investment in each period representing 0.7% and 3.1%, respectively, of total portfolio fair value (excluding Main Street’s investment in the Investment Manager) which was on non-accrual status.
     In the event that the United States economy remains in a prolonged period of weakness, it is possible that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. While we are not seeing signs of an overall, broad deterioration in our portfolio company results at this time, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by these economic or other conditions which could have a negative impact on our future results.
Discussion and Analysis of Results of Operations
Comparison of three months ended September 30, 2008 and September 30, 2007

	For the Three Months
	Ended September 30,		Net Change
	2008	2007	Amount	%
	(Unaudited)
	(dollars in millions)
Total Investment Income	$4.5	$3.1	$1.4	43%
Total Expenses	(1.9)	(1.3)	(0.6)	(39)

Net Investment Income	2.6	1.8	0.8	45
Net Realized Gain (Loss) from Investments	4.3	2.1	2.2	101

Net Realized Income	6.9	3.9	3.0	76
Net Change in Unrealized Appreciation (Depreciation) from Investments	(4.1)	(1.2)	(2.9)	NA
Income tax (expense) benefit	(0.1)	—	(0.1)	NA
	—
Net Increase in Net Assets Resulting from Operations	$2.7	$2.7	$—	(1)%

	Three Months
	Ended September 30,		Net Change
	2008	2007	Amount	%
Reconciliation of distributable net investment income
Net investment income	$2,529,950	$1,745,144	$784,806	45%
Amortization of restricted stock compensation	315,726	—	315,726	NA

Distributable net investment income (a)	$2,845,676	$1,745,144	$1,100,532	63%

(a)	Distributable net investment income is net investment income as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and related per share measures are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with GAAP. Instead distributable net investment income should be reviewed only in connection with such GAAP measures in analyzing Main Street’s financial performance. A reconciliation of net investment income in accordance with GAAP to distributable net investment income is presented in the table above.
Investment Income
     For the three months ended September 30, 2008, total investment income was $4.5 million, a $1.4 million, or 43%, increase over the $3.1 million of total investment income for the three months ended September 30, 2007. The increase was attributable to a $1.4 million increase in interest, fee and dividend income from investments which was primarily due to (i) higher average levels of outstanding debt investments, which was principally due to the closing of five new debt investments since September 30, 2007, partially offset by debt repayments received during the same period, (ii) significantly higher levels of cash dividend income from portfolio equity investments, and (iii) higher levels of fee income. For the three months ended September 30, 2008, Main Street received approximately $1.0 million in cash dividend payments from portfolio company equity investments which increased its total investment income for the period. These dividend payments were paid to Main Street based upon the accumulated earnings and available cash of certain portfolio companies during the third quarter of 2008. Future dividend payments will vary from the amounts received in the third quarter of 2008 due to changes in portfolio company accumulated earnings and available cash.
Expenses
     For the three months ended September 30, 2008, total expenses increased by approximately $0.6 million, or 39%, to approximately $1.9 million from $1.3 million for the three months ended September 30, 2007. The increase in total expenses was primarily attributable to a $0.3 million increase in non-cash, share-based compensation expense related to our restricted stock plan and an increase in other general and administrative expenses of $0.8 million primarily attributable to an increase in personnel and administrative costs associated with being a public company. However, Main Street incurred no management fee expenses due to its internally managed structure after the IPO during the three months ended September 30, 2008 compared to $0.5 million in the corresponding period in 2007 as a result of its acquisition of the Investment Manager in October 2007 in connection with the Formation Transactions.
Distributable Net Investment Income
     Distributable net investment income for the three months ended September 30, 2008 was $2.8 million, or a 63% increase, compared to distributable net investment income of $1.7 million during the three months ended September 30, 2007. The increase in distributable net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses as discussed above.
Net Investment Income
     Net investment income for the three months ended September 30, 2008 was $2.6 million, or a 45% increase, compared to net investment income of $1.8 million during the three months ended September 30, 2007. The increase in net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses as discussed above.
Net Realized Income
     For the three months ended September 30, 2008, the net realized gains from investments was $4.3 million, representing a $2.2 million increase over the net realized gains of $2.1 million during the three months ended September 30, 2007. The net realized gains during the three months ended September 30, 2008 principally related to the realized gains or losses recognized on debt and equity investments in two portfolio companies, compared to the lower realized gain on two equity warrant investments during the three months ended September 30, 2007.

     The higher net realized gains in the three months ended September 30, 2008 and the higher net investment income during that period resulted in a $3.0 million, or 76%, increase, in the net realized income for the three months ended September 30, 2008 compared with the corresponding period in 2007.
Net Increase in Net Assets from Operations
     During the three months ended September 30, 2008, we recorded a net change in unrealized depreciation in the amount of $4.1 million, or a $2.9 million decrease, compared to the $1.2 million in net change in unrealized depreciation for the three months ended September 30, 2007. The net change in unrealized depreciation for the three months ended September 30, 2008 included (i) unrealized appreciation on eight investments in portfolio companies totaling $2.8 million offset by $2.1 million in unrealized depreciation recognized on six portfolio investments, (ii) the reclassification of $4.6 million of previously recognized unrealized gains or losses into realized gains or losses principally related to two exited investments and (iii) unrealized depreciation of $0.2 million related to the Investment Manager.
     As a result of these events, our net increase in net assets resulting from operations during the three months ended September 30, 2008 was $2.7 million compared to a net increase in net assets resulting from operations of $2.7 million during the three months ended September 30, 2007.
Comparison of nine months ended September 30, 2008 and September 30, 2007

	For the Nine Months
	Ended September 30,		Net Change
	2008	2007	Amount	%
	(Unaudited)
	(dollars in millions)
Total Investment Income	$12.7	$8.7	$4.0	46%
Total Expenses	(5.1)	(4.8)	(0.3)	(5)

Net Investment Income	7.6	3.9	3.7	96
Net Realized Gains from Investments	5.0	2.7	2.3	83

Net Realized Income	12.6	6.6	6.0	91
Net Change in Unrealized Appreciation (Depreciation) from Investments	(4.6)	(0.8)	(3.8)	NA
Income tax benefit	2.4	—	2.4	NA
	—
Net Increase in Net Assets Resulting from Operations	$10.4	$5.8	$4.6	78%

	Nine Months
	Ended September 30,		Net Change
	2008	2007	Amount	%
Reconciliation of distributable net investment income
Net investment income	$7,620,586	$3,886,220	$3,734,366	96%
Amortization of restricted stock compensation	315,726	—	315,726	NA

Distributable net investment income (a)	$7,936,312	$3,886,220	$4,050,092	104%

(a)	Distributable net investment income is net investment income as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and related per share measures are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with GAAP. Instead distributable net investment income should be reviewed only in connection with such GAAP measures in analyzing Main Street’s financial performance. A reconciliation of net investment income in accordance with GAAP to distributable net investment income is presented in the table above.
Investment Income
     For the nine months ended September 30, 2008, total investment income was $12.7 million, a $4.0 million, or 46%, increase over the $8.7 million of total investment income for the nine months ended September 30, 2007. The increase was attributable to a $3.7 million increase in interest, fee and dividend income from investments and a $0.3 million increase in interest income from idle funds, which was principally earned on the remaining proceeds from our IPO. The increase in interest, fee and dividend income was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of five new debt investments since September 30, 2007, partially offset by debt repayments received during the same period, (ii) significantly higher levels of cash dividend income from portfolio equity investments, and (iii) higher levels of fee income. For the nine months ended September 30, 2008, Main Street received approximately $2.3 million in cash dividend payments from portfolio company equity investments. These dividend payments were paid to Main Street based upon the accumulated earnings and available cash of certain portfolio companies for the nine months ended September 30, 2008. Future dividend payments will vary due to changes in portfolio company accumulated earnings and available cash.
Expenses
     For the nine months ended September 30, 2008, total expenses increased by approximately $0.3 million, or 5%, to approximately $5.1 million from $4.8 million for the nine months ended September 30, 2007. The increase in total expenses was primarily attributable to a $2.0 million increase in general and administrative expenses, mostly attributable to an increase in personnel and administrative costs associated with being a public company, partially offset by $0.7 million of professional costs related to the IPO incurred during the comparable period of 2007. In addition, total expenses increased $0.3 million due to non-cash, share-based compensation expense and $0.2 million due to interest expense as a result of an additional $9.9 million of SBIC Debentures borrowed during 2007, through the Fund. However, Main Street incurred no management fee expenses due to its internally managed structure after the IPO during the nine months ended September 30, 2008 compared to $1.5 million in the corresponding period in 2007 as a result of its acquisition of the Investment Manager in October 2007 in connection with the Formation Transactions.
Distributable Net Investment Income
     Distributable net investment income for the nine months ended September 30, 2008 was $7.9 million, or a 104% increase, compared to distributable net investment income of $3.9 million during the nine months ended September 30, 2007. The increase in distributable net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses discussed above.
Net Investment Income
     Net investment income for the nine months ended September 30, 2008 was $7.6 million, or a 96% increase, compared to net investment income of $3.9 million during the nine months ended September 30, 2007. The increase in net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses discussed above.
Net Realized Income
     For the nine months ended September 30, 2008, the net realized gains from investments was $5.0 million, representing a $2.3 million, or an 83% increase over the net realized gains of $2.7 million during the nine months ended September 30, 2007. The net realized gains during the nine months ended September 30, 2008 principally related to the realized gains or losses recognized on debt and equity investments in four portfolio companies, compared to lower net realized gains or losses recognized on equity investments in five portfolio companies during the nine months ended September 30, 2007.
     The higher net realized gains in the nine months ended September 30, 2008 and the higher net investment income during that period resulted in a $6.0 million, or 91%, increase in the net realized income for the nine months ended September 30, 2008 compared with the corresponding period in 2007.
Net Increase in Net Assets from Operations
     During the nine months ended September 30, 2008, we recorded a net change in unrealized depreciation in the amount of $4.6 million, or a $3.8 million increase, compared to the $0.8 million in net change in unrealized depreciation for the nine months ended September 30, 2007. The net change in unrealized depreciation for the nine months ended September 30, 2008 included (i) unrealized appreciation on eleven investments in portfolio companies totaling $8.0 million offset by $7.9 million in unrealized depreciation recognized on eight portfolio investments, (ii) unrealized appreciation on debt investments totaling $1.0 million as a result of adopting SFAS 157, (iii) the reclassification of $5.0 million of previously recognized unrealized gains or losses into realized gains or losses on four exited investments, and (iv) unrealized depreciation of $0.7 million related to the Investment Manager.
     During the nine months ended September 30, 2008, we recognized a cumulative income tax benefit of $2.4 million primarily consisting of non-cash deferred tax benefits related to net unrealized losses from certain portfolio investments transferred into MSEI, our wholly owned taxable subsidiary. We do not anticipate incurring this level of deferred tax benefit in future periods.
     As a result of these events, our net increase in net assets resulting from operations during the nine months ended September 30, 2008 was $10.4 million, or a 78% increase compared to a net increase in net assets resulting from operations of $5.8 million during the nine months ended September 30, 2007.

Comparison of years ended December 31, 2007, and December 31, 2006
Investment Income
     For the year ended December 31, 2007, total investment income was $12.5 million, a $2.7 million, or 27.8%, increase over the $9.8 million of total investment income for the year ended December 31, 2006. The increase was primarily attributable to a $2.3 million increase in interest, fee and dividend income from investments and a $0.4 million increase in interest income from idle funds principally related to funds received from the Offering. The increase in interest, fee and dividend income from investments was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of six new debt investments in the year ended December 31, 2007 and several new debt investments in the last half of 2006, partially offset by debt repayments received during the same periods, and (ii) higher levels of dividend income from portfolio equity investments.
Expenses
     For the year ended December 31, 2007, total expenses increased by approximately $1.1 million, or 22.6%, to approximately $6.0 million from $4.9 million for the year ended December 31, 2006. The increase in total expenses was primarily attributable to a $0.5 million increase in interest expense as a result of the additional $9.9 million of SBIC Debentures borrowed by the Fund during the year ended December 31, 2007 and $0.7 million of professional costs related to the Offering. The professional costs related to the Offering principally consisted of audit and review costs as well as other offering-related professional fees. In addition, general and administrative expenses increased $0.3 million primarily attributable to an increase in administration costs associated with being a public company. The increase in total expenses was partially offset by a decrease of $0.4 million in management fees paid due to Main Street’s internally managed operating structure subsequent to the Offering.
Net Investment Income
     As a result of the $2.7 million increase in total investment income as compared to the $1.1 million increase in total expenses, net investment income for the year ended December 31, 2007, was $6.5 million, or a 33% increase, compared to net investment income of $4.9 million during the year ended December 31, 2006. Professional fees related to the Offering represented $0.7 million of the $1.1 million increase in total expenses, or 11.7% of total expenses for the year ended December 31, 2007.
Net Realized Income and Net Increase in Net Assets From Operations
     For the year ended December 31, 2007, net realized gains from investments were $4.7 million, representing a $2.3 million increase over net realized gains during the year ended December 31, 2006. The higher level of net realized gains during the year ended December 31, 2007 principally related to higher realized gains on the sale or redemption of investments in four portfolio companies compared to the sale or redemption of five investments in portfolio companies during the year ended December 31, 2006.
     The higher net realized gains in the year ended December 31, 2007 combined with the higher net investment income during 2007 resulted in a $3.9 million, or 52.9%, increase, in the net realized income for the year ended December 31, 2007 compared with 2006.
     During the year ended December 31, 2007, we recorded a net change in unrealized depreciation in the amount of $5.4 million, or a $13.9 million decrease over the $8.5 million in net change in unrealized appreciation for the year ended December 31, 2006. The net change in unrealized depreciation for the year ended December 31, 2007 included unrealized appreciation on 13 equity investments in portfolio companies, partially offset by unrealized depreciation on 6 equity investments, the reclassification of $3.8 million of previously recognized unrealized gains into realized gains on 5 exited investments and $0.4 million in unrealized depreciation attributable to Main Street’s investment in the affiliated Investment Manager.
     Subsequent to the Formation Transactions and the Offering, we recognized a cumulative income tax expense of $3.3 million primarily consisting of non cash deferred taxes related to net unrealized gains from certain portfolio equity investments transferred into MSEI, our wholly-owned taxable subsidiary. These equity investments had historically been made in portfolio companies which were “pass through” entities for tax purposes. The transfer of the equity investments into MSEI was required in order to comply with the RIC “source income” requirements. We do not anticipate incurring this level of deferred tax expense in future periods, given the amount recognized in the fourth quarter of fiscal 2007 represents the cumulative impact of deferred taxes related to net unrealized gains on the equity investments transferred.
     As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2007, was $2.5 million, or an 83.9% decrease compared to a net increase in net assets resulting from operations of $15.8 million during the year ended December 31, 2006.

Comparison of years ended December 31, 2006, and December 31, 2005
Investment Income
     For the year ended December 31, 2006, total investment income was $9.8 million, a $2.2 million, or 29.1%, increase over the $7.6 million of total investment income for the year ended December 31, 2005. The increase was attributable to a $1.7 million increase in interest, fee and dividend income from investments and a $0.5 million increase in interest from idle funds. The increase in interest, fee and dividend income was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of eight new debt investments totaling $24.7 million during 2006, partially offset by debt repayments in 2006, (ii) higher levels of fee income attributable to greater investment activity and (iii) the fact that several portfolio companies began paying dividends on our equity investments during the year. The increase in interest income from idle funds during 2006 was attributable to higher cash balances as a result of the final capital call by the Fund from its limited partners in September 2005.
Expenses
     For the year ended December 31, 2006, total expenses increased by approximately $0.7 million, or 15.9%, to approximately $4.9 million from $4.2 million for the year ended December 31, 2005. The increase in total expenses was primarily attributable to a $0.7 million increase in interest expense as a result of $45.1 million of SBIC Debentures being outstanding, through the Fund, for the full year of 2006. The management fees paid to the Investment Manager and other general and administrative expenses did not significantly change between 2006 and 2005.
Net Investment Income
     As a result of the $2.2 million increase in total investment income as compared to the $0.7 million increase in total expenses, net investment income for the year ended December 31, 2006, was $4.9 million, or a 45.5% increase, compared to net investment income of $3.4 million during the year ended December 31, 2005.
Net Realized Income and Net Increase in Members’ Equity and Partners’ Capital Resulting From Operations
     For the year ended December 31, 2006, net realized gains from investments were $2.4 million, or a 63.3% increase over the $1.5 million of net realized gains during the year ended December 31, 2005. The higher level of net realized gains during 2006 principally related to greater gains on the sale or redemption of equity investments in five portfolio companies, partially offset by the write off of one portfolio company investment.
     The higher net realized gains in 2006 coupled with the higher net investment income during 2006 resulted in a $2.5 million, or 51.0%, increase, in the net realized income for the year ended December 31, 2006 compared with the year ended December 31, 2005.
     During the year ended December 31, 2006, we recorded a net change in unrealized appreciation in the amount of $8.5 million, or a 179.9% increase over the $3.0 million in net change in unrealized appreciation for the year ended December 31, 2005. The net change in unrealized appreciation for the year ended December 31, 2006 included unrealized appreciation on 13 equity investments in portfolio companies, partially offset by unrealized depreciation on 4 equity investments and the reclassification of $1.1 million of previously recognized unrealized gains into realized gains on 6 exited investments.
     As a result of these events, our net increase in members’ equity and partners’ capital resulting from operations during the year ended December 31, 2006, was $15.8 million, or a 100.5% increase compared to a net increase in members’ equity and partners’ capital resulting from operations of $7.9 million during the year ended December 31, 2005.
Liquidity and Capital Resources
Cash Flows
     For the nine months ended September 30, 2008, we experienced a net increase in cash and cash equivalents in the amount of $5.0 million. During that period, we generated $7.1 million of cash from our operating activities, primarily from net investment income partially offset by the semi-annual interest payments on our SBIC debentures, through the Fund. We also generated $7.7 million in net cash from investing activities, principally including proceeds from the maturity of a $24.1 million investment in idle funds investments, $10.7 million in cash proceeds from repayment of debt investments and $7.4 million of cash proceeds from the redemption and sale of equity investments, partially offset by the funding of new investments and several smaller follow-on investments for a total of $34.5 million. For the nine months ended September 30, 2008, we used $9.8 million in cash for financing activities, which principally consisted of cash dividends to stockholders.

     For the nine months ended September 30, 2007, we experienced a net decrease in cash and cash equivalents in the amount of $4.2 million. During that period, we generated $3.0 million of cash from our operating activities, primarily from net investment income, partially offset by the semi-annual interest payments on our SBIC debentures, through the Fund. During the nine months ended September 30, 2007, we used $9.6 million in cash for investing activities. During this period, net cash used for investing activities principally included the funding of new investments and several smaller follow-on investments for a total of $19.8 million of invested capital, partially offset by $6.2 million in cash proceeds from repayment of debt investments and $4.0 million of cash proceeds from the redemption and sale of two equity investments. For the nine months ended September 30, 2007, we generated $2.4 million in cash from financing activities, which principally consisted of the net proceeds from $9.9 million in additional SBIC debenture borrowings, through the Fund, partially offset by $6.5 million of cash distributions to partners and $1.0 million for payment of costs related to the IPO and SBIC debenture fees.
     For the year ended December 31, 2007, we experienced a net increase in cash and equivalents in the amount of $28.1 million. During 2007, we generated $5.4 million of cash from our operating activities, primarily from net investment income. We used $38.0 million in net cash for investing activities, including the funding of six new investments and several smaller follow-on investments for a total of $29.5 million of invested capital and the purchase of $24.1 million of investments in idle funds investments, partially offset by $9.6 million in cash proceeds from repayment of debt investments and $5.9 million of cash proceeds from the redemption or sale of several equity investments. We generated $60.7 million in cash from financing activities, which principally consisted of the net proceeds of $60.2 million from the IPO and $9.9 million in additional SBIC debenture borrowings, partially offset by $7.5 million of cash distributions to partners and stockholders and $1.6 million of payments related to IPO costs.
     For the year ended December 31, 2006, we experienced a net decrease in cash and cash equivalents in the amount of $12.5 million. During 2006, we generated $4.2 million of cash from our operating activities, primarily from net investment income. During 2006, we used $10.9 million in cash for investing activities. The 2006 net cash used for investing activities included the funding of new or follow on investments for a total of $28.1 million of invested capital, partially offset by $12.2 million in cash proceeds from repayments of debt investments and $5.0 million of cash proceeds from the redemption or sale of several equity investments. During 2006, we used $5.9 million in cash for financing activities, which principally consisted of $6.2 million of cash distributions to partners (including a $0.5 million return of capital distribution), partially offset by additional partner contributions.
     For the year ended December 31, 2005, we experienced a net increase in cash and cash equivalents in the amount of $25.5 million. During 2005, we generated $3.0 million of cash from our operating activities primarily from net investment income. During 2005, we used $8.2 million in cash for investing activities. The 2005 net cash used for investing activities principally included the funding of new or follow on investments for a total of $19.7 million of invested capital, partially offset by $10.3 million in cash proceeds from repayment of debt investments and $1.1 million of cash proceeds from the redemption and sale of several equity investments. During 2005, we generated $30.7 million in cash from financing activities, which principally consisted of the net proceeds from $23.1 million in additional SBIC debenture borrowings, through the Fund, and $11.0 million in additional partner capital contributions, partially offset by $2.9 million of cash distributions to partners. The additional SBIC debenture borrowings, through the Fund, and additional partner capital contributions during 2005 were used to support our investment activities.
Capital Resources
     As of September 30, 2008, we had $46.8 million in cash and cash equivalents, and our net assets totaled $115.4 million. During October of 2008, we closed a $30 million, three-year investment credit facility (the “Investment Facility”) that will be used to provide additional liquidity in support of future investment and operational activities. See “—Recent Developments.” We have no borrowings currently outstanding under the Investment Facility. Due to our existing cash and cash equivalents and the additional borrowing capacity under the Investment Facility, we project that we will have sufficient liquidity to fund our investment and operational activities for the remainder of 2008 and throughout all of calendar year 2009.
     We intend to generate additional cash from future offerings of securities, future borrowings, repayments or sales of investments, and cash flow from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investments of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.
     In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. In January 2008, we received exemptive relief from the SEC that permits us to exclude SBA-guaranteed debt issued by the Fund from our asset coverage ratio, which, in turn, enables us to fund more investments with debt capital.
     We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents and a combination of future debt and additional equity capital. Due to the Fund’s status as a licensed SBIC, we have the ability to issue, through the Fund, debentures guaranteed by the Small Business Administration (the “SBA”) at favorable interest rates. Under the regulations applicable to SBICs, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally equates to the amount of its equity capital. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC or group of SBICs under common control as of September 30, 2008, was $130.6 million (which amount is subject to increase on an annual basis based on cost-of-living index increases).
     Because of our investment team’s affiliations with Main Street Capital II, LP (“MSC II”) a privately owned SBIC which commenced investment operations in January 2006, we, through the Fund, and MSC II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by us, through the Fund, and by MSC II may be limited to $130.6 million, absent relief from the SBA. Currently, we, through the Fund, do not intend to borrow SBA-guaranteed indebtedness in excess of the $55.0 million we currently have outstanding, based on our existing equity capital.
     Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On September 30, 2008, we, through the Fund, had $55 million of outstanding indebtedness guaranteed by the SBA, which carried an average fixed interest rate of approximately 5.8%. The first maturity related to the SBIC debentures does not occur until 2013.
     On December 31, 2007, we entered into a Treasury Secured Revolving Credit Agreement (the “Treasury Facility”) among us, Wachovia Bank, National Association, and Branch Banking and Trust Company (“BB&T”), as administrative agent for the lenders. Under the Treasury Facility, the lenders have agreed to extend revolving loans to us in an amount not to exceed $100 million. The purpose of the Treasury Facility is to provide us flexibility in the sizing of portfolio investments and to facilitate the growth of our investment portfolio. The Treasury Facility has a two-year term and bears interest, at our option, either (i) at the LIBOR rate or (ii) at a published prime rate of interest, plus 25 basis points in either case. The applicable interest rates under the Treasury Facility would be increased by 15 basis points if usage under the Treasury Facility is in excess of 50% of the days within a given calendar quarter. The Treasury Facility also requires payment of 15 basis points per annum in unused commitment fees based on the average daily unused balances under the facility. The Treasury Facility is secured by certain securities accounts maintained by BB&T and is also guaranteed by the Investment Manager. As of September 30, 2008 and December 31, 2007, we had no outstanding borrowings under the Treasury Facility. For the nine months ended September 30, 2008, interest expense and unused commitment fees incurred under the Treasury Facility totaled $3,819 and $114,479, respectively.
Current Market Conditions
     During the quarter ended September 30, 2008, the state of the economy in the U.S. and abroad continued to deteriorate to what many believe is a recession, which could be long-term. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization of 2008 in early October 2008. In addition, the stock market has declined significantly, with both the S&P 500 and the NASDAQ Global Select Market (on which Main Street trades), declining by over 30% between June 30, 2008 and October 24, 2008. These events have significantly constrained the availability of debt and equity capital for the market as a whole, and the financial services sector in particular. Further, these and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses.
     Although we have been able to access the capital markets in the past to finance our investment activities and have recently obtained a $30 million investment credit facility, discussed further in “—Recent Developments,” the current turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.
     In the event that the United States economy remains in a protracted period of weakness, it is possible that the results of some of the lower middle-market companies like those in which we invest, could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. While we are not seeing signs of an overall, broad deterioration in our portfolio company results at this time, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions which could have a negative impact on our future results.
Recently Issued Accounting Standards
     In June 2008, the Financial Accounting Standards Board (“FASB”) issued EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. This FASB Staff Position (“FSP”) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). This FSP will be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented will be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the provisions of this FSP. Early application is not permitted. We are currently analyzing the effect, if any, this statement may have on our consolidated results of operations.
     In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in January 2008, our practices for determining the fair value of our investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, our adoption of FSP 157-3 did not affect our practices for determining the fair value of our investment portfolio and does not have a material effect on our financial position or results of operations.
Inflation
     Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in this report. However, our portfolio companies have and may continue to experience the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.
Off-Balance Sheet Arrangements
     We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. At September 30, 2008, we had one outstanding commitment to fund an unused revolving loan for up to $300,000.
Contractual Obligations
     As of September 30, 2008, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

							2014 and
	Total	2009	2010	2011	2012	2013	thereafter
	(Unaudited)
	(dollars in thousands)
SBIC debentures payable	$55,000	$—	$—	$—	$—	$4,000	$51,000
Interest due on SBIC debentures	21,495	3,179	3,179	3,179	3,188	3,179	5,591

Total	$76,495	$3,179	$3,179	$3,179	$3,188	$7,179	$56,591

     MSCC is obligated to make payments under a support services agreement with the Investment Manager. Subsequent to the completion of the Formation Transactions and the IPO, the Investment Manager is reimbursed for its excess expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement.
Related Party Transactions
     We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.
     As discussed further in Note D to the accompanying unaudited consolidated financials statements, Main Street paid certain management fees to the Investment Manager during the year ended December 31, 2007. Subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned, portfolio company of Main Street. At September 30, 2008 and December 31, 2007, the Investment Manager had a receivable of $235,182 and a payable of $207,783, respectively, with MSCC, both related to the funding of recurring administrative expenses required to support MSCC’s business.
Recent Developments
     In October 2008, we began paying dividends on a monthly basis, determined by our Board of Directors on a quarterly basis. In September 2008, we declared monthly dividends of $0.125 per share for each of October, November and December 2008, which equates to a $0.375 per share dividend for the fourth quarter of 2008. These monthly dividends are paid based upon the accumulated taxable income recognized by Main Street, including excess undistributed taxable income from 2007 that was carried forward for distribution during 2008. The accumulated taxable income principally consists of ordinary taxable income recognized during 2008, as well as realized capital gains generated in 2008. The monthly dividend for October was paid on October 15, 2008 to shareholders of record on September 18, 2008. The remaining fourth quarter dividends will be payable on November 14 and December 15, 2008 to stockholders of record on October 17 and November 19, 2008, respectively.
     During October 2008, we completed three new portfolio investments. Our new portfolio investments include a $3.7 million investment in Ziegler’s NYPD, LLC (“NYPD”) and a $2.0 million investment in Schneider Sales Management, LLC (“Schneider”), both supporting management buyout transactions and a $1.8 million investment in California Healthcare Medical Billing, Inc. (“CHMB”) for growth financing purposes. Our investment in NYPD consisted of a $3.3 million first lien, secured debt investment and a $0.4 million equity investment, representing approximately 29% of the fully diluted equity interests in NYPD. NYPD is a New York-themed pizzeria and Italian restaurant group operating in affluent suburban geographic areas. NYPD has built a strong position in the higher end of the casual dining segment and its management team has extensive experience in the restaurant and hospitality industries. Our investment in Schneider consists of a $2.0 million first lien, secured debt investment with equity warrant participation representing approximately 12% of the fully diluted equity interests in Schneider. Schneider is a leading publisher of proprietary sales development materials and provider of sales-management consulting services for financial institutions. Schneider’s products and services enable its clients to achieve higher levels of profitability, customer satisfaction, and sales via proven methodologies developed over its 25-year history in serving financial institutions. Our investment in CHMB consists of a $1.4 million first lien, secured debt investment with equity warrant participation, and a $0.4 million equity investment. Through our equity warrant participation and direct equity investment, we own approximately 18% of the fully diluted equity interests in CHMB. We have also provided CHMB with a $0.6 million first lien, secured revolving loan to support CHMB’s continuing growth. CHMB provides outsourced medical billing, revenue cycle management, and administrative healthcare support to physician practices, clinics and multi-specialty groups. Through its superior customer service and leading technology platform, CHMB helps physicians improve their revenue cycle, reduce administrative errors, and offer their patients an improved quality of care.
     In October 2008, we completed the full exit of our portfolio investment in Transportation General, Inc (“TGI”) as part of a leveraged recapitalization through a major international bank. As part of the TGI recapitalization transaction, we received full repayment on our remaining debt investment and sold our equity warrant position to TGI for approximately $0.6 million in cash proceeds. In addition, we received structuring and advisory fees of approximately $0.6 million related to the recapitalization transaction. We realized a cash internal rate of return over the life of our investment in TGI equal to approximately 23%.
     During October 2008, we closed a $30 million, three-year investment credit facility (the “Investment Facility”) that will be used to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. We will pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Investment Facility. BB&T and Compass Bank are the lenders under the Investment Facility. We have no borrowings currently outstanding under the Investment Facility.
     Due to the maturation of our investment portfolio and the additional flexibility provided by the Investment Facility, we have unilaterally reduced the Treasury Facility from $100 million to $50 million. The reduction in the size of the Treasury Facility will reduce the amount of unused commitment fees paid by us. We have no borrowings currently outstanding under the Treasury Facility.

SENIOR SECURITIES
     Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP’s report on the senior securities table as of December 31, 2007, is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding	Asset	Involuntary
	Exclusive of	Coverage	Liquidating	Average
	Treasury	per Unit	Preference	Market Value
Class and Year	Securities (1)	(2)	per Unit (3)	per Unit (4)
	(dollars in thousands)
SBIC debentures payable
2003	$5,000	$3,994	—	N/A
2004	22,000	1,784	—	N/A
2005	45,100	1,738	—	N/A
2006	45,100	1,959	—	N/A
2007	55,000	3,094	—	N/A
2008 (as of September 30, 2008, unaudited)	55,000	3,099	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.
BUSINESS
     We are a principal investment fund focused on providing customized financing solutions to lower middle-market companies, which we define as companies with annual revenues between $10.0 million and $100.0 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2.0 million to $15.0 million. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.
     Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment of ours. MSCC and the Fund share our same investment strategies and criteria in the lower middle- market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.
     We typically seek to work with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) generally taking first priority liens on assets; and (iii) providing significant equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios.
     As of September 30, 2008, Main Street had debt and equity investments in 29 portfolio companies. Approximately 84% of our total portfolio investments at cost, excluding our 100% equity interest in the Investment Manager, were in the form of debt investments and approximately 99% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies as of September 30, 2008. As of September 30, 2008, Main Street had a weighted average effective yield on its debt investments of 13.7%. Weighted average yields are computed using the effective interest rates for all debt investments at September 30, 2008, including amortization of deferred debt origination fees and accretion of original issue discount. At September 30, 2008, we had equity ownership in approximately 90% of our portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 26%.
Market Opportunity
     Our business is to provide customized financing solutions to lower middle-market companies. We believe many lower middle-market companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing lower middle-market companies. Consequently, we believe that the market for lower middle-market investments, particularly those investments of less than $10.0 million, is currently underserved and less competitive. The current credit environment is significantly reducing access to capital, further limiting available capital for lower middle-market companies. This market situation creates the opportunity for us to meet the financing requirements of lower middle-market companies while also negotiating favorable transaction terms and equity participations.
Business Strategies
     Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:
•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle-market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle-Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle-market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has significant experience in lending to and investing in lower middle-market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include six certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Investing Across Multiple Industries. We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle-market companies. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. The Fund’s SBIC license has allowed it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Fund, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Fund represents a stable, long-term component of our capital structure.

Investment Criteria
     Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We seek to invest in established companies in the lower middle-market with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of $1.0 million to $10.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.
Portfolio Investments
Debt Investments
     Historically, the Fund has made debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that single tranche debt is more appropriate for many lower middle-market companies given their size in order to reduce structural complexity and potential conflicts among creditors.
     Our debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates between 12.0% and 14.0% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind or PIK interest. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of September 30, 2008, over 99% of our debt investments were secured by first priority liens on the assets of portfolio companies.
     While we will continue to focus on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Also, in some cases, our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12.0% to 14.0%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants, direct equity investments or PIK interest.
     In addition to seeking a senior lien position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our portfolio companies.
Warrants
     In connection with our debt investments, we have historically received equity warrants to establish or increase our equity interest in the portfolio company. Warrants we receive in connection with a debt investment typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
Direct Equity Investments
     We also will seek to make direct equity investments in situations where appropriate to align our interests with key management and stockholders, and to allow for some participation in the appreciation in enterprise values of our portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our portfolio companies. We seek to maintain fully diluted equity positions in our portfolio companies of 5.0% to 50.0%, and may have controlling interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.
Investment Process
     Our investment committee is responsible for all aspects of our investment process. The current members of our investment committee are Vincent D. Foster, our Chairman and Chief Executive Officer, Todd A. Reppert, our President and Chief Financial Officer, and David L. Magdol, Senior Vice President. Our investment strategy involves a “team” approach, whereby potential transactions are screened by members of our investment team before being presented to the investment committee. Our investment committee meets on an as needed basis depending on transaction volume. Our investment committee generally categorizes our investment process into seven distinct stages:
Deal Generation/Origination
     Deal generation and origination is maximized through long-standing and extensive relationships with industry references, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on lower middle-market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this market.
Screening
     During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:
•	a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

•	a brief industry and market analysis; importing direct industry expertise from other portfolio companies or investors;

•	preliminary qualitative analysis of the management team’s competencies and backgrounds;

•	potential investment structures and pricing terms; and

•	regulatory compliance.
     Upon successful screening of the proposed transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed transaction, we issue a non-binding term sheet to the company.
Term Sheet
     The non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, it generally does require an expense deposit to be paid in order to move the transaction to the due diligence phase. Upon execution of a term sheet and payment of the expense deposit, we begin our formal due diligence process.

   Due Diligence
     Due diligence on a proposed investment is performed by a minimum of two members of our investment team, whom we refer to collectively as the deal team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance. Our due diligence review includes some or all of the following:
•	initial or additional site visits with management and key personnel;

•	detailed review of historical and projected financial statements;

•	operational reviews and analysis;

•	interviews with customers and suppliers;

•	detailed evaluation of company management, including background checks;

•	review of material contracts;

•	in-depth industry, market, and strategy analysis; and

•	review by legal, environmental or other consultants, if applicable.
     During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, “base-case” and upside scenarios.
   Document and Close
     Upon completion of a satisfactory due diligence review, the deal team presents the findings and a recommendation to our investment committee. The presentation contains information including, but not limited to, the following:
•	company history and overview;

•	transaction overview, history and rationale, including an analysis of transaction strengths and risks;

•	analysis of key customers and suppliers and key contracts;

•	a working capital analysis;

•	an analysis of the company’s business strategy;

•	a management background check and assessment;

•	third-party accounting, legal, environmental or other due diligence findings;

•	investment structure and expected returns;

•	anticipated sources of repayment and potential exit strategies;

•	pro forma capitalization and ownership;

•	an analysis of historical financial results and key financial ratios;

•	sensitivities to management’s financial projections; and

•	detailed reconciliations of historical to pro forma results.

     If any adjustments to the transaction terms or structures are proposed by the investment committee, such changes are made and applicable analyses updated. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee. Upon receipt of transaction approval, we will re-confirm regulatory company compliance, process and finalize all required legal documents, and fund the investment.
   Post-Investment
     We continuously monitor the status and progress of the portfolio companies. We offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process, the deal team will analyze monthly/quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios.
     We also use an internally developed investment rating system to characterize and monitor our expected level of returns on each of our investments.
•	Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds our original expectations and projections;

•	Investment Rating 2 represents a portfolio company that, in general, is performing above our original expectations;

•	Investment Rating 3 represents a portfolio company that is generally performing in accordance with our original expectations;

•	Investment Rating 4 represents a portfolio company that is underperforming our original expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

•	Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of Main Street monitoring and scrutiny and involve the recognition of unrealized depreciation on such investment.
     The following table shows the distribution of our portfolio investments (excluding the investment in our affiliated Investment Manager) on the 1 to 5 investment rating scale at fair value as of December 31, 2006, December 31, 2007 and September 30, 2008:

	December 31, 2006		December 31, 2007		September 30, 2008
		Percentage		Percentage		Percentage
	Investments	of	Investments	of	Investments	of
Investment	at	Total	at	Total	at	Total
Rating	Fair Value	Portfolio	Fair Value	Portfolio	Fair Value	Portfolio
					(Unaudited)
	(dollars in thousands)
1	$30,896	41.9%	$24,619	28.0%	$32,380	30.4%
2	22,856	31.0	35,068	39.8	28,329	26.6
3	14,514	19.7	24,034	27.3	41,278	38.9
4	5,445	7.4	—	—	3,620	3.4
5	—	—	4,304	4.9	750	0.7

Totals	$73,711	100.0%	$88,025	100.0%	$106,357	100.0%

     Based upon our investment rating system, the weighted average rating of our portfolio as of September 30, 2008, December 31, 2007 and December 31, 2006 was approximately 2.2, 2.2 and 1.9, respectively. As of September 30, 2008 and December 31, 2007, we had one debt investment in each period representing 0.7% and 3.1%, respectively, of total portfolio fair value (excluding Main Street’s investment in the Investment Manager) which was on non-accrual status. As of December 31, 2006, we had no debt investments that were delinquent on interest payments or which were otherwise on non-accrual status.

   Exit Strategies/Refinancing
     While we generally exit from most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy.
Determination of Net Asset Value and Valuation Process
     We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.
     Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with SFAS 157 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.
     For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest or have the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of these investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We allocate the enterprise value to these investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.
     For valuation purposes, non-control investments are composed of debt and equity securities for which we do not have a controlling interest, or the ability to nominate a majority of the board of directors. Market quotations for our non-control investments are not readily available. For our non-control investments, we use the market approach to value our equity investments and the income approach to value our debt instruments. For non-control debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that we use to estimate the fair value of our debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.
     Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.
     Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.
     Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:
•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be reviewed and discussed with senior management;

•	The Audit Committee of our Board of Directors will review the preliminary valuations, and the deal team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Audit Committee;

•	The Board of Directors will assess the valuations and will ultimately determine the fair value of each investment in our portfolio in good faith; and

•	An independent valuation firm engaged by the Board of Directors will perform certain mutually agreed limited procedures that we have identified and asked them to perform on a selection of our final portfolio company valuation conclusions.
     Prior to the IPO, the historical valuations of the Fund investments were determined by the General Partner through a multi-step process consistent with the process discussed above except that the review and determination of fair value was made by the General Partner and not by the Audit Committee or the Board of Directors.
     Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), has provided third-party valuation consulting services to Main Street, which consisted of certain mutually agreed limited procedures that Main Street identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). During 2007, Main Street asked Duff & Phelps to perform the Procedures, at each quarter end, by reviewing a select number of investments each quarter. For the year ended December 31, 2006, Main Street asked Duff & Phelps to perform the Procedures on investments in 22 portfolio companies comprising approximately 99% of the total investments at fair value as of December 31, 2006. By year end, Duff & Phelps had reviewed a total of 24 portfolio companies comprising approximately 77% of the total portfolio investments at fair value as of December 31, 2007. The Procedures were performed on investments in 6 portfolio companies for each quarter ended March 31, 2007, June 30, 2007 and September 30, 2007. For the quarter ended December 31, 2007, the Procedures were performed on investments in 5 portfolio companies. In addition, Duff & Phelps performed the Procedures on the investment in the Investment Manager at the beginning of 2007.
     For the nine months ended September 30, 2008, the Procedures were performed on investments in 18 portfolio companies comprising approximately 47% of the total portfolio investments at fair value as of September 30, 2008, with the Procedures performed on investments in 5 portfolio companies for the quarter ended March 31, 2008, investments in 8 portfolio companies for the quarter ended June 30, 2008 and 5 portfolio companies for the quarter ended September 30, 2008. Upon completion of the Procedures in each case, Duff & Phelps concluded that the fair value, as determined by Main Street, of those investments subjected to the Procedures did not appear to be unreasonable. The Board of Directors of Main Street is ultimately and solely responsible for overseeing, reviewing and approving, in good faith, Main Street’s estimate of the fair value for the investments.
     Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Competition
     We compete for investments with a number of BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

     We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — We may face increasing competition for investment opportunities.”
Employees
     As of September 30, 2008, we had 17 employees, each of whom was employed by the Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. In 2008, we hired several investment professionals, as well as our Chief Accounting Officer and General Counsel. We will hire additional investment professionals as well as additional administrative personnel, as necessary. All of our employees are located in our Houston office.
Properties
     We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.
Legal Proceedings
     Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.
PORTFOLIO COMPANIES
     The following table sets forth certain unaudited information as of September 30, 2008, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

			Percentage of
Name and Address	Nature of	Title of Securities	Fully Diluted	Cost of	Fair Value
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment	of Investment
Advantage Millwork Company, Inc.	Manufacturer/Distributor	12% Secured Debt	—
10510 Okanella Street, Suite 200	of Wood Doors	Warrants to Purchase		2,948,189	2,948,189
Houston, TX 77041		Common Stock	12.2%	97,808	97,808

				3,045,997	3,045,997

American Sensor Technologies, Inc.	Manufacturer of Commercial/	Prime plus 0.5% Secured Debt	—
450 Clark Drive	Industrial Sensors	Warrants to Purchase		3,800,000	3,800,000
Mt. Olive, NJ 07828		Common Stock	20.0%	50,000	250,000

				3,850,000	4,050,000

Café Brazil, LLC	Casual Restaurant	12% Secured Debt	—
202 West Main Street Suite 100	Group	LLC Interests	42.3%	$2,726,116	$2,750,000
Allen, TX 75002				41,837	1,150,000

				2,767,953	3,900,000

Carlton Global Resources, LLC	Processor of	13% PIK Secured Debt	—
20021 Valley Blvd, Suite B	Industrial Minerals	LLC Interests	8.5%	4,655,836	750,000
Tehachapi, CA 93561				400,000	—

				5,055,836	750,000

CBT Nuggets, LLC	Produces and Sells	14% Secured Debt	—
44 Club Road Suite 150	IT Certification	LLC Interests	29.1%	1,697,910	1,740,000
Eugene, OR 97401	Training Videos	Warrants to Purchase		432,000	1,625,000
		LLC Interests	10.5%	72,000	500,000

				2,201,910	3,865,000

Ceres Management, LLC (Lambs)	Aftermarket Automotive	14% Secured Debt	—
11675 Jollyville Road, Suite 300	Services Chain	LLC Interests	42.0%	2,371,508	2,371,508
Austin, TX 78759				1,200,000	1,400,000

				3,571,508	3,771,508

Condit Exhibits, LLC	Tradeshow Exhibits/	13% current / 5.5% PIK Secured Debt	—
500 West Tennessee	Custom Displays	LLC Interests	28.1%	2,242,734	2,242,734
Denver, CO 80223				300,000	300,000

				2,542,734	2,542,734

East Teak Fine Hardwoods, Inc.	Hardwood Products	Common Stock	3.3%
1106 Drake Road				130,000	490,000

Donalds, SC 29638

Gulf Manufacturing, LLC	Industrial Metal	Prime plus 1% Secured Debt	—
1221 Indiana St.	Fabrication	13% Secured Debt	—	1,190,200	1,200,000
Humble, TX 77396		LLC Interests	18.4%	1,740,113	1,880,000
		Warrants to Purchase		472,000	1,020,000
		LLC Interests	8.4%	160,000	550,000

				3,562,313	4,650,000

Hawthorne Customs & Dispatch Services, LLC	Transportation/	13% Secured Debt	—
9370 Wallisville Road	Logistics	LLC Interests	27.8%	1,169,130	1,169,130
Houston, TX 77013		Warrants to Purchase		375,000	435,000
		LLC Interests	16.5%	37,500	230,000

				1,581,630	1,834,130

Hayden Acquisition, LLC	Manufacturer of	12% Secured Debt	—
7801 West Tangerine Rd.	Utility Structures			1,781,303	1,620,000

Rillito, AZ 85654

Houston Plating & Coatings, LLC	Plating & Industrial	Prime plus 2% Secured Debt	—
1315 Georgia St.	Coating Services	LLC Interests	11.8%	300,000	300,000
South Houston, TX 77587				210,000	2,750,000

				510,000	3,050,000

Hydratec Holdings, LLC	Agricultural Services	12.5% Secured Debt	—
325 Road 192		Prime plus 1% Secured Debt	—	5,306,937	5,306,937
Delano, CA 93215		LLC Interests	60.0%	1,578,911	1,578,911
				1,800,000	1,800,000

				8,685,848	8,685,848

Jensen Jewelers of Idaho, LLC	Retail Jewelry	Prime Plus 2% Secured Debt	—
130 2nd Avenue North		13% current / 6% PIK Secured Debt	—	1,183,818	1,200,000
Twin Falls, ID 83301		LLC Interests	25.1%	1,097,705	1,119,299
				376,000	570,000

				2,657,523	2,889,299

KBK Industries, LLC	Specialty Manufacturer	14% Secured Debt	—
East Highway 96	of Oilfield and	8% Secured Debt	—	3,772,730	3,937,500
Rush Center, KS 67575	Industrial Products	8% Secured Debt	—	562,500	562,500
		LLC Interests	14.5%	600,000	600,000
				187,500	700,000

				5,122,730	5,800,000

Laurus Healthcare, LP	Healthcare Facilities	13% Secured Debt	—
10000 Memorial Drive, Suite 540		Warrants to Purchase		2,594,563	2,625,000
Houston, TX 77056		LP Interests	18.2%	105,000	2,200,000

				2,699,563	4,825,000

NAPCO Precast, LLC	Precast Concrete	18% Secured Debt	—
6949 Low Bid Lane	Manufacturing	Prime Plus 2% Secured Debt	—	6,872,083	7,000,000
San Antonio, TX 78250		LLC Interests	35.6%	3,964,330	4,000,000
				2,000,000	5,100,000

				12,836,413	16,100,000

National Trench Safety, LLC	Trench & Traffic	10% PIK Debt	—
15955 West Hardy Road, Suite 100	Safety Equipment	LLC Interests	10.9%	394,099	394,099
Houston, TX 77060				1,792,308	1,792,308

				2,186,407	2,186,407

OMi Holdings, Inc.	Manufacturer of	12% Secured Debt	—
1515 E. I-30 Service Road	Overhead Cranes	Common Stock	28.8%	6,743,620	6,743,620
Royse City, TX 75189				900,000	900,000

				7,643,620	7,643,620

Pulse Systems, LLC	Manufacturer of	14% Secured Debt	—
4070 G Nelson Avenue	Components for	Warrants to Purchase		1,954,450	1,974,455
Concord, CA 94520	Medical Devices	LLC Interests	7.4%	132,856	450,000

				2,087,306	2,424,455

			Percentage of
Name and Address	Nature of	Title of Securities	Fully Diluted	Cost of	Fair Value
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment	of Investment
Quest Design & Production, LLC	Design and Fabrication	10% Secured Debt	—
10323 Greenland Ct.	of Custom Display	0% Secured Debt	—	465,060	600,000
Stafford, TX 77477	Systems	Warrants to Purchase		2,000,000	1,400,000
		LLC Interests	40.0%	1,595,858	—
		Warrants to Purchase		40,000	—

		LLC Interests	20.0%	4,100,918	2,000,000

Support Systems Homes, Inc.	Manages Substance	15% Secured Debt	—
1925 Winchester Blvd. #204	Abuse Treatment
Campbell, CA 95008	Centers			227,624	227,624

Technical Innovations, LLC	Manufacturer of Specialty	7% Secured Debt	—
20714 Highway 36	Cutting Tools and Punches	13.5% Secured Debt	—	301,647	301,647
Brazoria, TX 77422				3,795,462	3,850,000

				4,097,109	4,151,647

Transportation General, Inc.	Taxi Cab/Transportation	13% Secured Debt	—
65 Industry Drive	Services	Warrants to Purchase		3,430,985	3,500,000
West Haven, CT 06516		Common Stock	24.0%	70,000	550,000

				3,500,985	4,050,000

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding	Prime plus 1% Secured Debt	—
973 S. Third St.	and Shoring Equipment	13% current / 5% PIK Secured Debt	—	934,307	934,307
Memphis, TN 38106		LLC Interests	18.4%	3,266,520	3,266,520
				992,063	200,000

				5,192,890	4,400,827

Uvalco Supply, LLC	Farm and Ranch Supply	LLC Interests	37.5%
2521 E Main St.				787,500	1,400,000

Uvalde, TX 78801

Vision Interests, Inc.	Manufacturer/	13% Secured Debt	—
6630 Arroyo Springs St. Suite 600	Installer of Commercial	Common Stock	8.9%	3,569,259	3,760,000
Las Vegas, NV 89113	Signage	Warrants to Purchase		372,000	610,000
		Common Stock	11.2%	160,000	610,000

				4,101,259	4,980,000

Wicks N’ More, LLC	Manufacturer of	12% Secured Debt	—
7615 Bryonwood Dr.	High-end Candles	8% Secured Debt	—	3,552,124	—
Houston, TX 77055		8% Secured Debt	—	78,000	—
		LLC Interests	11.5%	30,000	—
		Warrants to Purchase		360,000	—
		LLC Interests	21.3%	210,000	—

				4,230,124	—

WorldCall, Inc.	Telecommunication/	13% Secured Debt	—
1250 Capital of Texas Hwy., Bldg. 2, Suite 235	Information Services	Common Stock	9.9%	627,039	640,000
Austin, TX 78746				296,631	382,838

				923,670	1,022,838

Total				101,682,673	106,356,934

Description of Portfolio Companies
     Set forth below is a brief description of each of our current portfolio companies as of September 30, 2008.
•	Advantage Millwork Company, Inc. is a premier designer and manufacturer of high quality wood, decorative metal and wrought iron entry doors.

•	American Sensor Technologies, Inc. designs, develops, manufactures and markets state-of-the-art, high performance commercial and industrial sensors.

•	Café Brazil, LLC owns and operates nine full service restaurant/coffee houses in the Dallas/Fort Worth Metroplex.

•	Carlton Global Resources, LLC is a producer and processor of various industrial minerals for use in the manufacturing, construction and building materials industry.

•	CBT Nuggets, LLC produces and sells original content IT certification training videos. CBT Nuggets, LLC’s training videos provide comprehensive training for certification exams from Microsoft ®, CompTIA ®, Cisco ®, Citrix ® and many other professional certification vendors.

•	Ceres Management, LLC (d/b/a Lamb’s Tire and Automotive Centers) is a leading operator of Goodyear tire retail and automotive repair centers in and around Austin, Texas, with fifteen operating locations.

•	Condit Exhibits, LLC is a Denver, Colorado based designer, manufacturer and manager of trade show exhibits and permanent displays.

•	East Teak Fine Hardwoods, Inc. is a leading provider of teak lumber, exotic hardwoods and hardwood products.

•	Gulf Manufacturing, LLC manufactures, modifies, and distributes specialty flanges, fittings, rings, plates, spacers, and other fabricated metal products utilized primarily in piping applications.

•	Hawthorne Customs & Dispatch Services, LLC provides “one stop” logistics services to its customers in order to facilitate the import and export of various products to and from the United States.

•	Hayden Acquisition, LLC is a manufacturer and supplier of precast concrete underground utility structures to the construction industry.

•	Houston Plating & Coatings, LLC is a provider of nickel plating and industrial coating services primarily serving the oil field services industry.

•	Hydratec Holdings, LLC is engaged in the design, sale and installation of agricultural micro-irrigation products/systems to farmers in the San Joaquin valley in central California.

•	Jensen Jewelers of Idaho, LLC is the largest privately owned jewelry chain in the Rocky Mountains with 14 stores in 5 states, including Idaho, Montana, Nevada, South Dakota and Wyoming.

•	KBK Industries, LLC is a manufacturer of standard and customized fiberglass tanks and related products primarily for use in oil and gas production, chemical production and agriculture applications.

•	Laurus Healthcare, LP develops and manages single or multi-specialty health care centers through physician partnerships that provide various surgical, diagnostic and interventional services.

•	NAPCO Precast, LLC designs, manufactures, transports and erects precast and pre-stressed concrete products primarily for the non-residential/commercial construction industry.

•	National Trench Safety, LLC engages in the rental and sale of underground equipment and trench safety products, including trench shielding, trench shoring, road plates, pipe lasers, pipe plugs and confined space equipment.

•	OMi Holdings, Inc. designs, manufactures, and installs overhead material handling equipment including bridge cranes, runway systems, monorails, jib cranes and hoists.

•	Pulse Systems, LLC manufactures a wide variety of components used in medical devices for minimally-invasive surgery, primarily in the endovascular field.

•	Quest Design & Production, LLC is engaged in the design, fabrication and installation of graphic presentation materials and associated custom display fixtures used in sales and information center environments.

•	Support Systems Homes, Inc. operates drug and alcohol rehabilitation centers offering a wide range of substance abuse treatment programs for recovery from addictions.

•	Technical Innovations, LLC designs and manufactures manual, semiautomatic, pneumatic and computer numerically controlled machines and tools used primarily by medical device manufacturers to place access holes in catheters.

•	Transportation General, Inc. is a provider of transportation and taxi cab services in the greater New Haven, Connecticut market.

•	Universal Scaffolding & Equipment, LLC is in the business of manufacturing, sourcing and selling scaffolding, forming and shoring products, and related custom fabricated products for the commercial and industrial construction industry.

•	Uvalco Supply, LLC is a leading provider of farm and ranch supplies to ranch owners and farmers, as well as a leading provider of design, fabrication and erection services for metal buildings throughout South Texas.

•	Vision Interests, Inc. is a full service sign company that designs, manufactures, installs and services interior and exterior signage for a wide range of customers.

•	Wicks N’ More, LLC manufactures high-quality, long-burning, fragrant candles.

•	WorldCall, Inc. is a holding company which owns both regulated and unregulated communications and information service providers.

MANAGEMENT
     Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.
Board of Directors and Executive Officers
     Our Board of Directors consist of six members, four of whom are classified under applicable Nasdaq listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as “non-interested” persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2009 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.
   Directors
     Information regarding our current Board of Directors is set forth below as of January 23, 2009. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.
   Independent Directors

		Director	Expiration
Name	Age	Since	of Term
Michael Appling Jr.	42	2007	2009
Joseph E. Canon	66	2007	2009
Arthur L. French	68	2007	2009
William D. Gutermuth	57	2007	2009
Interested Directors

		Director	Expiration
Name	Age	Since	of Term
Vincent D. Foster	52	2007	2009
Todd A. Reppert	39	2007	2009
Executive Officers
     The following persons serve as our executive officers in the following capacities (ages as of January 23, 2009):

		Position(s) Held
		with the
Name	Age	Company
Vincent D. Foster	52	Chairman of the Board and Chief Executive Officer
Todd A. Reppert	39	Director, President and Chief Financial Officer
Rodger A. Stout	57	Senior Vice President-Finance and Administration, Chief Compliance Officer and Treasurer
Jason B. Beauvais	33	Vice President, General Counsel and Secretary
Michael S. Galvan	40	Vice President and Chief Accounting Officer
Curtis L. Hartman	35	Senior Vice President
Dwayne L. Hyzak	36	Senior Vice President
David L. Magdol	38	Senior Vice President

     The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.
Biographical Information
   Independent Directors
     Michael Appling Jr. has been a member of our Board of Directors since July 2007. Mr. Appling is also the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity-funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture-backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. He worked for ITEQ, Inc., a publicly traded, international fabrication and services company from September 1997 to May 1999 first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant.
     Joseph E. Canon has been a member of our Board of Directors since July 2007. Since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1982, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM:FFIN), a financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served on the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation.
     Arthur L. French has been a member of our Board of Directors since July 2007. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of the Investment Manager and limited partner of the Fund (both of which are now subsidiaries of Main Street). Mr. French began his private investment activities in January 2000; he has served as a director of FabTech Industries, a steel fabricator, since November 2000, and as a director of Rawson, Inc., a distributor of industrial instrumentation products, since May 2003. Mr. French served as Chairman and Chief Executive Officer of Metals USA Inc. from 1996-1999, where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. After serving as a helicopter pilot in the United States Army, Captain-Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President and Chief Operating Officer.
     William D. Gutermuth has been a member of our Board of Directors since July 2007. Since 1986, Mr. Gutermuth has been a partner in the law firm of Bracewell & Giuliani LLP, specializing in the practice of corporate and securities law. From 1999 until 2005, Mr. Gutermuth was the Chair of Bracewell & Giuliani’s Corporate and Securities Section and in 2005 and 2006 served as a member of the Executive Committee of the firm’s Business Group. Mr. Gutermuth’s legal career has included the representation of numerous public companies, as well as private equity firms and their portfolio companies. He has been recognized by independent evaluation organizations as “One of the Best Lawyers in America-Corporate M&A and Securities Law” and as a Texas “Super Lawyer”.
   Interested Directors
     Vincent D. Foster has been Chairman of our Board of Directors since April 2007. He is our Chief Executive Officer and a member of our investment committee. Since 2002, Mr. Foster has been a senior managing director of the General Partner and the Investment Manager (both of which are now subsidiaries of Main Street). Mr. Foster has also been the senior managing director of the general partner for MSC II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Foster was the senior managing director of the predecessor entity of the Fund. Prior to that, Mr. Foster co-founded Main Street Merchant Partners, a merchant-banking firm. He has served as director and the non-executive chairman of U.S. Concrete, Inc. (NASDAQ-GM: RMIX) since 1999. He also serves as a director of Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, Carriage Services, Inc. (NYSE: CSV), a death-care company, and Team, Inc. (NASDAQ-GS: TISI), a provider of specialty industrial services. In addition, Mr. Foster serves as a director, officer and founder of the Houston/Austin/San Antonio Chapter of the National Association of Corporate Directors. Prior to his private investment activities, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating industries.
     Todd A. Reppert has been a member of our Board of Directors since April 2007. He is our President and Chief Financial Officer and is a member of our investment committee. Since 2002, he has been a senior managing director of the General Partner and the Investment Manager (both of which are now subsidiaries of Main Street). Mr. Reppert has been a senior managing director of the general partner for MSC II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Reppert was a senior managing director of the predecessor entity of the Fund. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle-market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives.
   Non-Director Executive Officers
     Rodger A. Stout serves as our Senior Vice President-Finance and Administration, Chief Compliance Officer and Treasurer. Mr. Stout has been the chief financial officer of the General Partner, the Investment Manager and the general partner of MSC II, an SBIC, since 2006. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., a consolidation of nine steel fabricators located principally in the Southeastern United States. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15-year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.
     Jason B. Beauvais serves as our Vice President, General Counsel and Secretary. Prior to joining us in June 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company, since August 2006. From October 2002 to August 2006, he was an associate in the Corporate and Securities section of Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions. Mr. Beauvais has been licensed to practice law in Texas since 2002.
     Michael S. Galvan serves as our Vice President and Chief Accounting Officer. Prior to joining us in February 2008, Mr. Galvan was senior manager of financial operations with Direct Energy, a retail gas and electricity service provider since October 2006. From September 2005 to October 2006, he was a senior audit manager with Malone & Bailey, PC, where he managed and coordinated audits of publicly traded companies and other companies. From March 2003 to September 2005, Mr. Galvan was Director of Bankruptcy Coordination at Enron Corporation. Prior to March 2003, he served in other executive positions at various Enron affiliates.
     Curtis L. Hartman serves as one of our Senior Vice Presidents. Mr. Hartman has been a managing director of the General Partner and the Investment Manager since 2002 and a managing director of the general partner for MSC II, an SBIC, since January 2006. From 2000 to 2002, he was a director of the predecessor entity of the Fund. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers L.L.P. in its M&A/Transaction Services group. Prior to that, Mr. Hartman was employed as a senior auditor by Deloitte & Touche.
     Dwayne L. Hyzak serves as one of our Senior Vice Presidents. Mr. Hyzak has been a managing director of the General Partner and the Investment Manager since 2002. Mr. Hyzak has also been a managing director of the general partner for MSC II, an SBIC, since January 2006. From 2000 to 2002, Mr. Hyzak was a director of accounting integration with Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in that firm’s Transaction Advisory Services group.
     David L. Magdol serves as one of our Senior Vice Presidents and is a member of our investment committee. Mr. Magdol has been a managing director of the General Partner and the Investment Manager since 2002 and a managing director of the general partner for MSC II, an SBIC, since January 2006. From 2000 to 2002, Mr. Magdol was a vice president in the Investment Banking Group of Lazard Freres & Co. LLC. From 1996 to 2000, Mr. Magdol served as a vice president of McMullen Group, a private equity investment firm capitalized by Dr. John J. McMullen. From 1993 to 1995, Mr. Magdol worked in the Structured Finance Services Group of Chemical Bank as a management associate.

Meetings of the Board of Directors and Committees
     Our Board of Directors met three times and acted by unanimous written consent three times during 2007. Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Governance” on the Investor Relations section of our website at www.mainstcapital.com, and is also available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.
     Our Board of Directors approved the designation of Arthur L. French as lead director to preside at all executive sessions of non-management directors. In the lead director’s absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Director, c/o Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.
   Audit Committee
     The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors, in connection with its review and approval of the determination of, the fair value of our debt and equity securities that are not publicly traded or for which current market values are not readily available. Our Board of Directors has determined that Mr. Appling is an “Audit Committee financial expert” as defined by the SEC and an independent director. Messrs. Canon and French are the other members of the Audit Committee. During the year ended December 31, 2007, the Audit Committee met once.
   Compensation Committee
     The Compensation Committee determines the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, excluding the employee directors. The members of the Compensation Committee are Messrs. Canon, French and Gutermuth. During the year ended December 31, 2007, the Compensation Committee met once.
   Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees and evaluations of our management. The members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Gutermuth. During the year ended December 31, 2007, the Nominating and Corporate Governance Committee met once.
Investment Committee
     Our investment committee is responsible for all aspects of our investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring. The current members of our investment committee are Messrs. Foster, Reppert and Magdol. Our investment strategy involves a “team” approach, whereby potential transactions are screened by members of our investment team before being presented to the investment committee. Our investment committee meets on an as needed basis depending on transaction volume.
Code of Business Conduct and Ethics
     We have adopted a code of business conduct and ethics that applies to our directors, officers and employees. Our code of business conduct and ethics is available on the Investor Relations section of our Web site at www.mainstcapital.com under “Governance.” We intend to disclose any future amendments to, or waivers from, this code of conduct within four business days of the waiver or amendment through a Web site posting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
     The following table sets forth the compensation that we paid during the year ended December 31, 2007 to our directors. Directors who are also employees of Main Street or of its subsidiaries do not receive compensation for their services as directors.

	Fees Earned
	or
Name	Paid in Cash	Total
Michael Appling Jr.	$40,000	$40,000
Joseph E. Canon	35,000	35,000
Arthur L. French (1)	35,000	35,000
William D. Gutermuth	30,000	30,000

(1)	Does not include consulting fees of $7,500 paid to Mr. French for serving on the Advisory Board of the Investment Manager. Mr. French resigned from that Advisory Board prior to our IPO.
     The compensation for non-employee directors is comprised of a cash retainer in the amount of $30,000 paid to or earned by directors in connection with their service as a director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:
•	the chair of the Audit Committee: $10,000; and

•	the chair of each of the Compensation and Nominating and Corporate Governance committees: $5,000.
     On July 1, 2008, with the approval of our 2008 Non-Employee Director Restricted Stock Plan at the annual stockholders meeting on June 17, 2008, we granted each of our non-employee directors: (i) shares of restricted stock having a value of $30,000, based on the market value of our common stock at the close of trading on the Nasdaq Global Select Market on the date of grant, for service as a director in 2007; and (ii) shares of restricted stock having a value of $30,000, based on the market value of our common stock at the close of trading on the Nasdaq Global Select Market on the date of grant, for service as a director in 2008. We expect that a similar grant will be made to our non-employee directors for each year of service on the Board for so long as the plan remains in effect.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2007 compensation of our Chief Executive Officer, Chief Financial Officer and four other most highly compensated executive officers during 2007. We refer to those six individuals in this CD&A as the Named Executive Officers, or NEOs.
   Compensation Philosophy and Objectives
     The Main Street compensation system was developed by the Compensation Committee of the Board of Directors and approved by all independent directors. The program is designed to attract and retain key executives, motivate them to achieve our short-term and long-term objectives, reward them for superior performance and align their interests with those of our stockholders. Significant elements of the compensation arrangements with our NEOs (other than our Chief Executive Officer) are set forth in separate employment agreements we entered into with them in connection with our IPO. Our Chief Executive Officer, who has signed a non-compete agreement, serves at the discretion of our Board of Directors. The structure of those employment agreements and our incentive compensation programs are designed to encourage and reward the following, among other things:
•	superior risk-adjusted returns on our investment portfolio;

•	diversification of our investment portfolio;

•	management team development; and

•	strength in income and capital gains to support and grow our dividend payments.
     Subject to the provisions of the employment agreements with our NEOs described below, the Compensation Committee has the primary authority to establish compensation for our NEOs and other key employees and administers all our executive compensation arrangements and policies. Our Chief Executive Officer assists the Compensation Committee by providing annual recommendations regarding the compensation of our NEOs and other key employees, excluding himself. The Compensation Committee can exercise its discretion in modifying or accepting those recommendations. The Chief Executive Officer attends Compensation Committee meetings. However, the Compensation Committee also meets in executive session without the Chief Executive Officer or other members of management present when discussing the Chief Executive Officer’s compensation.
     The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of our NEOs. Members of the committee review market practices by contacting other financial professionals and reviewing proxy statements or similar information made available by other internally managed business development companies, or BDCs, under the 1940 Act.
   Assessment of Market Data
     To assess the competitiveness of executive compensation levels, the committee developed an analysis of a comparative group of BDCs and reviewed their competitive performance and compensation levels. This analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope. In developing a peer group, however, the committee concluded that Main Street would be one of the smallest BDCs in terms of asset size and market capitalization immediately after the consummation of our IPO. Our peer group consisted of the following companies: American Capital Strategies, Ltd., Allied Capital Corporation, Hercules Technology Growth Capital, Inc., Kohlberg Capital Corp., MCG Capital Corporation, Patriot Capital Funding, Inc., Harris & Harris Group, Inc. and Triangle Capital Corporation.
     Items reviewed included, but were not necessarily limited to, base compensation, bonus compensation, option awards, restricted stock awards, and other compensation as detailed in research analysts’ reports. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Such items included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures established to achieve long-term total return for stockholders.
     At the time the above referenced analysis was conducted, MSCC was not yet a publicly traded company, however Main Street was compared to others in our market based on market capitalization post-initial public offering. Although each of the peer companies is not precisely comparable in size, scope and operations, the Compensation Committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and provided a good representation of competitive compensation levels for our executives. Using these benchmarks, Main Street ranked below the median of the comparative group in market capitalization at the time of initial public offering, and in the lower quartile in net income, assets and number of employees.
   Assessment of Company Performance
     Alignment of business plans, stockholders’ expectations and employee compensation is an essential component of long-term business success. Main Street typically makes three to seven year investments in lower middle-market companies. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate current income from our debt investments and to realize capital gains from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. This income supports the payment of dividends to our stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.
   Compensation Determination
     The Compensation Committee analyzed the competitiveness of the components of compensation described below on both an individual basis and in the aggregate. Working with that analysis and through a negotiation process prior to our initial public offering, the committee and members of our management agreed to the terms of the existing employment agreements. The employment agreements reflect total direct compensation below the market median. This reflects the shared views of the committee and our NEOs that it is in the best interest of our stockholders for the company to maintain relatively low cash compensation expense, including cash compensation expense related to the service of our executive officers particularly during the early stages of our growth and development. Accordingly, the base salaries of all but one of our NEOs was decreased below their respective levels prior to the reorganization of certain of our predecessor entities and the formation of MSCC in connection with our initial public offering, which we refer to as our formation transactions. However, we have provided our NEOs the ability to earn additional cash and stock-based incentive compensation based on performance as described below. As our company grows and matures over time, we would expect our compensation levels would more closely approximate the median of our peer group.
   Executive Compensation Components
     For 2007, the only element of direct compensation for our NEOs was base salary. For 2008 and future years, we expect the primary components of our direct compensation program for our NEOs will include:
•	base salary;

•	annual cash bonuses; and

•	long-term compensation pursuant to our 2008 Equity Incentive Plan.
     We design each NEO’s direct compensation package to appropriately reward the NEO for his contribution to our company. This is not a mechanical process, and the committee will use its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals to be set by the committee will be intended to incentivize NEOs to remain with us in their roles and to work to achieve our goals. With the stockholder approval of our 2008 Equity Incentive Plan at the 2008 annual stockholders meeting, stock-based compensation will be awarded, based on performance expectations set by the committee for each NEO. The mix of short-term and long-term compensation may be adjusted from time to time to reflect an NEO’s need for current cash compensation and our desire to retain his services.
     Base Salary
     Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the 2007 base salary of each NEO, the Compensation Committee and management considered a number of factors, including the seniority of the individual, the functional role of his position, the level of the individual’s responsibility, our ability to replace the individual, the base salary of the individual prior to our formation transactions, the assistance of each NEO during the initial public offering and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to similarly situated executive officers and other competitive market practices. We did not use compensation consultants in connection with fixing the 2007 base salaries of our executives.
     The salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. Each of the NEO employment agreements establishes a target for annual increase in base salary at 5%, but provides that any increase is in the sole discretion of the Compensation Committee. Each such employment agreement also provides that the base salary is not subject to reduction. The leading factors in determining increases in salary level are expected to be relative performance, relative cost of living and competitive pressures.
     Annual Bonus
     Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. For 2008, bonus opportunities for the NEOs will be determined by the Compensation Committee on a discretionary basis and will be based on performance criteria, including corporate and individual performance goals and measures, set by the committee, with our management’s input. As more fully described below in “Employment Agreements,” the employment agreements of the applicable NEO provide for targeted annual cash bonuses as a percentage of base salary. We did not pay any bonuses to management for the year ended December 31, 2007.
     Long-Term Incentive Awards
     Main Street’s Board of Directors and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to our employees, including the NEOs. We expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to the award.

     Options. The Compensation Committee may grant options to purchase Main Street’s common stock (including incentive stock options and nonqualified stock options). We expect that any options granted by the Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise price equal to the fair market value of our common stock on the date of grant, and will be exercisable, or “vested,” at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed with us for a period of time, and some may provide for vesting based on our attaining specified performance levels.
     Restricted Stock. Generally, BDCs may not grant shares of their stock for services (other than pursuant to the exercise of options granted in accordance with the 1940 Act) without an exemptive order from the SEC, which we have obtained. The 2008 Equity Incentive Plan allows the Compensation Committee to grant shares of restricted stock, subject to certain conditions. The SEC exemption permits us to issue restricted shares of our common stock as part of the compensation arrangements for our employees. The committee may award shares of restricted stock to plan participants in such amounts and on such terms as the committee determines are consistent with the conditions set forth in the SEC’s exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. As more fully described below, each of the NEO employment agreements provides for a targeted annual restricted stock award or an equitable substitute.
   Employment Agreements
     In connection with our initial public offering, we entered into employment agreements with all of our NEO’s, other than Mr. Foster, our Chief Executive Officer. Those employment agreements provide for initial terms that extend to December 31, 2010. As the Chairman of the Board of Directors and Chief Executive Officer, Mr. Foster does not have an employment agreement and will serve as an officer at the direction and discretion of our Board of Directors. However, Mr. Foster has executed a confidentiality and non-compete agreement with the company. The NEO employment agreements specify an initial base salary equal to the “2007 Annual Base Salary” set forth in the 2007 Summary Compensation Table below and contemplate a 5% target annual increase in base salary (provided that any increase is in the sole discretion of our Compensation Committee).
     Each NEO employment agreement provides that the applicable NEO will be entitled to receive an annual bonus as a percentage of his then current base salary based upon achieving the performance objective established by our Compensation Committee. Under the NEO employment agreements, the applicable NEOs have referenced target bonus amounts for each of the years ending December 31, 2008, 2009 and 2010. The target bonus amounts for Mr. Reppert are 50%, 60% and 70% of his base salary, respectively, for each of those three calendar years. The target bonus amounts for Messrs. Stout, Hartman, Hyzak and Magdol are 40%, 50% and 60% of their base salaries for each of those three calendar years, respectively. The Compensation Committee establishes performance objectives, and will approve the actual bonus awarded to each NEO, annually.
     Each NEO employment agreement also provides that the applicable NEO will be entitled to receive a grant of restricted stock, after approval of the 2008 Equity Incentive Plan by the stockholders, equal to 40,000 shares for Mr. Reppert and 30,000 shares for each of Messrs. Stout, Hartman, Hyzak and Magdol in respect of such executive’s service performed in 2007, including in connection with the successful completion of our initial public offering, and 2008. In addition, the NEO employment agreements provide for annual target restricted stock awards for each of calendar years 2009 and 2010 equal to 75% of base salary for Mr. Reppert and 50% of base salaries for each of Messrs. Stout, Hartman, Hyzak and Magdol, in each case subject to our Compensation committee’s discretion based on the satisfaction of objective, reasonable and attainable performance criteria established by the committee. Restricted stock awards will vest in equal annual portions over the four years subsequent to the date of grant.
     The NEO employment agreements also provide for certain severance and other benefits upon termination after a change of control or certain other specified termination events. The severance and other benefits in these circumstances are discussed below and reflected in the “Potential Payments upon Termination or Change of Control Table.”
     The NEO employment agreements generally provide for a non-competition period after termination of employment. However, Messrs. Stout, Hartman, Hyzak and Magdol would not be subject to the non-competition provisions in the event they voluntarily terminate employment with us. The NEO employment agreements also provide for a non-solicitation period after any termination of employment and provide for the protection of our confidential information.
   Change in Control and Severance
     Upon a change in control, equity-based awards under our 2008 Equity Incentive Plan may vest and/or become immediately exercisable or salable. In addition, upon termination of employment following a change in control, the NEOs who are parties to the NEO employment agreements may be entitled to severance payments.

     2008 Equity Incentive Plan. Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.
     Transactions involving a change in control under the 2008 Equity Incentive Plan include:
•	a consolidation, merger, stock sale or similar transaction or series of related transactions in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•	a sale or transfer of all or substantially all of our assets;

•	our dissolution or liquidation; or

•	a change in the membership of our Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, who we refer to as the Continuing Directors, and any new director whose election or nomination by the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.
     Severance. Under specified transactions involving a change in control (as defined in each NEO employment agreement), if an NEO who is a party to an NEO employment agreement terminates his employment with us for good reason within one year following such change in control, or if we terminate or fail to renew the NEO’s employment agreement within the one year commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include a lump-sum payment equal to two or three times, depending upon the NEO’s position, the NEO’s annual salary at that time, plus the NEO’s targeted bonus compensation as described in the employment agreement, and we will continue to provide the NEO with certain benefits provided to him immediately prior to the termination as described in the employment agreement for a designated time period.
     Under the employment agreements, a “Change in Control” occurs if:
•	A person or a group acquires ownership of our capital stock that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of our capital stock;

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of capital stock possessing 30 percent or more of the total voting power of our capital stock;

•	a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) company assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions. Certain transfers of assets are not considered a change in control if transferred to specified parties.
     The rationale behind providing a severance package in certain events is to attract and retain talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by members of a management team who are not financially motivated to frustrate the execution of a change-in-control transaction. For further discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2007 Potential Payments upon Termination or Change in Control Table” below.
   Benefit Plans and Programs
     Our NEOs participate in the same benefit plans and programs as our other employees, including comprehensive medical insurance, comprehensive dental insurance, business travel accident insurance, short term disability coverage, long term disability insurance, and vision care.
     We maintain a 401(k) plan for all full-time employees who are at least 21 years of age through which we make non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, our contribution is generally a match of the employee’s contributions up to a 4.5% contribution level with a maximum annual matching contribution of $10,350. Contributions vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which would vest on the same basis as other employer contributions.
   Perquisites
     We provide no other material benefits, perquisites or retirement benefits to our NEOs.
   Tax Deductibility of Pay
     Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street’s general policy, where consistent with business objectives, is to preserve the deductibility of the executive officers compensation. The Compensation Committee may authorize forms of compensation that might not be deductible if the members of the committee believe doing so is in the best interests of Main Street and its stockholders. We had no nondeductible compensation paid to executive officers in 2007 and do not anticipate any in 2008.
Executive Officer Compensation
     The following table summarizes compensation of our Chief Executive Officer, our Chief Financial Officer and our four highest paid executive officers who did not serve as our Chief Executive Officer and Chief Financial Officer during 2007, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2007.
2007 Summary Compensation Table

		2007
		Annual
		Base	Actual	All Other
Name and Principal Position in 2007	Year	Salary(1)	Salary(2)	Compensation(3)	Total
Vincent D. Foster Chairman & Chief Executive Officer	2007	$348,750	$87,188	$2,531	$89,719
Todd A. Reppert President & Chief Financial Officer	2007	311,250	77,813	2,531	80,344
Rodger A. Stout Chief Compliance Officer, Senior Vice President — Finance and Administration and Treasurer	2007	210,000	52,500	2,363	54,863
Curtis L. Hartman Senior Vice President	2007	210,000	52,500	2,531	55,031
Dwayne L. Hyzak Senior Vice President	2007	210,000	52,500	2,531	55,031
David L. Magdol Senior Vice President	2007	210,000	52,500	2,531	55,031

(1)	These annual salary amounts reflect the annualized base salaries of the NEOs that were in effect during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. All executive compensation is paid by one of our wholly owned subsidiaries, the Investment Manager.

(2)	These amounts represent actual salaries paid during the period October 4, 2007, the completion of our initial public offering, through December 31, 2007.

(3)	These amounts reflect employer matching contributions we made to the 401(k) Plan during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. We make matching contributions for each semi-monthly payroll period.
2007 Potential Payments upon Termination or Change in Control
     Each NEO, other than our Chief Executive Officer, who has signed a non-compete agreement and serves at the discretion of our Board of Directors, is entitled under his employment agreement to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments as of December 31, 2007 with respect to each applicable NEO:

							Within One Year
							After Change in
							Control;
						Termination	Termination
						Without Cause	Without Cause or
					Termination	or Good	Good Reason
	Benefit		Death (3)	Disability (3)	with Cause (4)	Reason (3)(4)	(3)(4)
Todd A. Reppert	Severance	(1)	$—	$—	$—	$622,500	$933,750
	Bonus	(2)	—	—	—	311,250	466,875
Rodger A. Stout	Severance	(1)	—	—	—	315,000	420,000
	Bonus	(2)	—	—	—	126,000	168,000
Curtis L. Hartman	Severance	(1)	—	—	—	315,000	420,000
	Bonus	(2)	—	—	—	126,000	168,000
Dwayne L. Hyzak	Severance	(1)	—	—	—	315,000	420,000
	Bonus	(2)	—	—	—	126,000	168,000
David L. Magdol	Severance	(1)	—	—	—	315,000	420,000
	Bonus	(2)	—	—	—	126,000	168,000

(1)	Severance pay includes an NEO’s annual base salary and applicable multiple thereof paid monthly beginning at the time of termination or paid in lump-sum if termination is within one year of a change in control.

(2)	Bonus compensation includes an NEO’s current target annual bonus and applicable multiple thereof paid monthly beginning at the time of termination or paid lump-sum if termination is within one year of a change in control.

(3)	Upon these termination events, the NEO will become fully vested in any previously unvested stock-based compensation.

(4)	For a discussion of how the employment agreements define the term “Change of Control,” see “Compensation Discussion and Analysis—Change in Control and Severance.” The employment agreements define “Cause” as conviction of a felony or other crime of moral turpitude; failure or refusal to perform all duties and obligations; gross negligence or willful misconduct to our material detriment; or the material breach of the employment agreement or any provision of a uniformly applied policy such as our Code of Business Conduct and Ethics. The employment agreements define “Good Reason” as the existence, without the executive’s consent, of any of the following conditions at any time during the two years prior to the executive’s termination: a material diminution in an executive’s base salary, target bonus or authority and duties (not including any position on our Board of Directors); implementation of a requirement that the executive report to an employee or corporate officer rather than directly to the Chairman of the Board and the Chief Executive Officer or a material diminution in the authority and responsibilities of the executive’s supervisor; a material change in the location where the executive’s duties are to be performed; or the material breach by us of the employment agreement, including the failure of any successor to us to assume the terms of the agreement.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
Transactions with Related Persons
     We acquired from the members of the General Partner 100.0% of their equity interests in the General Partner in exchange for the issuance of 600,000 shares of our common stock having an aggregate value, based on the IPO price per share of our common stock, of $9.0 million. In addition, we acquired from the members of the Investment Manager 100.0% of their equity interests in the Investment Manager in exchange for the issuance of 1,200,000 shares of our common stock having an aggregate value, based on the IPO price per share of our common stock, of $18.0 million. Members of our management, including Messrs. Foster, Reppert, Hartman, Hyzak and Magdol, controlled the General Partner and the Investment Manager.
     Because members of our management controlled the General Partner, the Investment Manager and (through their control of the General Partner) the Fund, the amount of consideration received by the limited partners of the Fund and the members of the General Partner and of the Investment Manager in the formation transactions was not determined through arms-length negotiations. In addition, certain members of our management and their affiliates invested $3.6 million in limited partnership interests in the Fund, and represented approximately 13.5% of the total limited partnership interests in the Fund.
     We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.
     Main Street paid certain management fees to the Investment Manager during the years ended December 31, 2005, 2006 and 2007. Subsequent to the Formation Transactions, the Investment Manager is a wholly owned, portfolio company of Main Street. At September 30, 2008, the Investment Manager had a receivable of $235,182 due from MSCC, and at December 31, 2007, the Investment Manager had a payable of $207,783 due to MSCC, both related to the funding of recurring administrative expenses required to support MSCC’s business.
     For additional information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
     The following table sets forth information with respect to the beneficial ownership of our common stock by:
•	each person known to us to beneficially own more than 5.0% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.
     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of November 10, 2008. Percentage of beneficial ownership is based on 9,241,183 shares of common stock outstanding as of November 10, 2008.
     Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Number of Shares		Percentage of
Name	Beneficially Owned		Class
Independent Directors:
Michael Appling Jr.	19,077		*
Joseph E. Canon	10,922		*
Arthur L. French	14,619		*
William D. Gutermuth	10,080		*
Interested Directors:
Vincent D. Foster	1,026,536	(1)	11.1%
Todd A. Reppert	649,631	(2)	7.0%
Executive Officers:
Rodger A. Stout	66,016		*
Jason B. Beauvais	8,637		*
Michael S. Galvan	8,333		*
Curtis L. Hartman	227,059		2.5%
Dwayne L. Hyzak	238,607		2.6%
David L. Magdol	246,518		2.7%
All Directors and Officers as a Group (12 persons)	2,526,035		27.3%

*	Less than 1.0%

(1)	Includes 7,181 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster’s children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares.

(2)	Includes 141,625 shares of common stock held by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

     The following table sets forth, as of November 10, 2008, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity
Securities Beneficially
Owned (1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Todd A. Reppert	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
William D. Gutermuth	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $10.55 per share as of November 10, 2008.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
DIVIDEND REINVESTMENT PLAN
     We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not “opted out” of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.
     No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
     When the share price is generally trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan when our share price is generally trading below net asset value. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the dividend. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
     There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan.
     Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
     Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.
     We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.
DESCRIPTION OF CAPITAL STOCK
     The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
     Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 9,241,183 shares were outstanding as of November 10, 2008. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
   Common Stock
     All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
   Preferred Stock
     Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
     Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
     Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
     Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.
     Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.
     We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws
     The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
   Election of Directors
     Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
   Number of Directors; Vacancies; Removal
     Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
   Action by Stockholders
     Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
   Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
     Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
     The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
   Calling of Special Meeting of Stockholders
     Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.
   Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws
     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
     Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
   No Appraisal Rights
     Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.
Control Share Acquisitions
     The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
     The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
     A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
     The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.
     Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
   Business Combinations
     Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.
     A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
     After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

     These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
     The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
   Conflict with 1940 Act
     Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
     A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
     A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
     If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
     Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC
     MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, subject to carrying forward taxable income for payment in the following year and paying a 4.0% excise tax as described below (the “Annual Distribution Requirement”).
Taxation as a RIC
     If we:
•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,
then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
     We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4.0% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.
     In order to qualify as a RIC for federal income tax purposes, we must, among other things:
•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).
     We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
     Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
     The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
     Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
     We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
     In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.
     For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
     If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
     A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
     In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
     We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
     As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.
     We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
     Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
     Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
     In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2010, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.
     Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.
     If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
     If we were unable to qualify for treatment as a RIC in any year, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
REGULATION
     We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
     The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) 50.0% of our voting securities.
Qualifying Assets
     Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

     (2) Securities of any eligible portfolio company that we control.
     (3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
     (4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.
     (5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
     (6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
     In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
     An eligible portfolio company is defined in the 1940 Act as any issuer which:
     (a) is organized under the laws of, and has its principal place of business in, the United States;
     (b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
     (c) satisfies any of the following:
     (i) does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;
     (ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
     (iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
Managerial Assistance to Portfolio Companies
     In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Idle Funds Investments
     Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as idle funds investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in securities issued by the U.S. government or its agencies.
Senior Securities
     We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see

“Risk Factors — Risks Relating to Our Business and Structure’’ and “— Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”
     In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by the Fund from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Fund, including $55 million of outstanding debt related to its participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.
Common Stock
     We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.”
Code of Ethics
     We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Proxy Voting Policies and Procedures
     We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
     Our proxy voting decisions are made by the deal team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
     Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.
Other 1940 Act Regulations
     We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. In June 2008, we received an exemptive order from the SEC to permit co-investments in portfolio companies among Main Street and certain of its affiliates, including MSC II, subject to certain conditions of the order.
     We will be periodically examined by the SEC for compliance with the 1940 Act.
     We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

     We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.
Small Business Administration Regulations
     The Fund is licensed by the Small Business Administration to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, the Fund became a wholly-owned subsidiary of Main Street, and continues to hold its SBIC license. The Fund initially obtained its SBIC license on September 30, 2002.
     SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The Fund has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.
     Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.
     The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company and its affiliates.
     The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
     The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.
     An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of September 30, 2008, we, through the Fund, had issued $55.0 million of SBA-guaranteed debentures, which had an annual weight-averaged interest rate of approximately 5.8%. SBA regulations, as of September 30, 2008, limit the dollar amount of outstanding SBA-guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases). Because of our investment team’s affiliations with MSC II, a privately owned SBIC which commenced investment operations in January 2006, the Fund and MSC II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by the Fund and MSC II may be limited to $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases), absent relief from the SBA. Currently, we, through the Fund, do not intend to borrow SBA-guaranteed indebtedness in excess of $55.0 million based upon the Fund’s existing equity capital.
     SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United

States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
     SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.
     We requested that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by the Fund from the 200.0% asset coverage requirements applicable to us as a BDC. In January 2008, we received an exemptive order from the SEC to exclude such debt securities issued by the Fund, including $55 million of outstanding debt related to the participation in the SBIC program.
     Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.
Securities Exchange Act and Sarbanes-Oxley Act Compliance
     We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:
•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2007, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and beginning with our fiscal year ending December 31, 2009, such report must be audited by our independent registered public accounting firm.
     The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take all actions necessary to ensure that we are in compliance therewith.
The Nasdaq Global Select Market Corporate Governance Regulations
     The Nasdaq Global Select Market has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.
PLAN OF DISTRIBUTION
     We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.
     The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. See “Risk Factors — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.
     In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions.

Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
          Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.
          Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
          In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
          The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
     Our securities are held under a custody agreement by Amegy Bank National Association. The address of the custodian is: 1221 McKinney Street Level P-1 Houston, Texas 77010. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2007.
LEGAL MATTERS
     Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The consolidated financial statements and Schedule 12-14 of Main Street Capital Corporation as of December 31, 2007 and for the year then ended, the combined financial statements and Schedule 12-14 of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC as of December 31, 2006 and for the two years then ended, and the “Senior Securities” table, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports.
AVAILABLE INFORMATION
     We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.
     We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
PRIVACY NOTICE
     We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.
     We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.
     We do not share this information with any non-affiliated third party except as described below.
•	The People and Companies that Make Up Main Street. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements
Unaudited Consolidated Balance Sheet as of September 30, 2008 and Consolidated Balance Sheet as of December 31, 2007	F-2
Unaudited Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2008 and 2007	F-3
Unaudited Consolidated Statements of Changes in Net Assets for the Nine Months Ended September 30, 2008 and 2007	F-4
Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2008 and 2007	F-5
Unaudited Consolidated Schedule of Investments as of September 30, 2008	F-6
Consolidated Schedule of Investments as of December 31, 2007	F-11
Notes to Unaudited Consolidated Financial Statements	F-16

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-34
Consolidated Balance Sheet as of December 31, 2007 and Combined Balance Sheet as of December 31, 2006	F-35
Consolidated Statement of Operations for the year ended December 31, 2007 and Combined Statements of Operations for the years ended December 31, 2006 and 2005	F-36
Consolidated Statement of Changes in Net Assets for the year ended December 31, 2007 and Combined Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005	F-37
Consolidated Statement of Cash Flows for the year ended December 31, 2007 and Combined Statements of Cash Flows for the years ended December 31, 2006 and 2005	F-38
Consolidated Schedule of Investments as of December 31, 2007	F-39
Combined Schedule of Investments as of December 31, 2006	F-42
Notes to Consolidated Financial Statements	F-45

MAIN STREET CAPITAL CORPORATION
Consolidated Balance Sheets

	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS

Investments at fair value:
Control investments (cost: $62,362,884 and $43,053,372 as of September 30, 2008 and December 31, 2007, respectively)	$63,682,966	$48,108,197
Affiliate investments (cost: $33,083,753 and $33,037,053 as of September 30, 2008 and December 31, 2007, respectively)	36,184,697	36,176,216
Non-Control/Non-Affiliate investments (cost: $6,236,036 and $3,381,001 as of September 30, 2008 and December 31, 2007, respectively)	6,489,271	3,741,001
Investment in affiliated Investment Manager (cost: $18,000,000 as of September 30, 2008 and December 31, 2007)	16,920,695	17,625,000

Total investments (cost: $119,682,673 and $97,471,426 as of September 30, 2008 and December 31, 2007, respectively)	123,277,629	105,650,414

Idle funds investments	—	24,063,261
Cash and cash equivalents	46,842,547	41,889,324
Other assets	794,549	1,574,888
Deferred financing costs (net of accumulated amortization of $759,172 and $529,952 as of September 30, 2008 and December 31, 2007, respectively)	1,472,309	1,670,135

Total assets	$172,387,034	$174,848,022

LIABILITIES

SBIC debentures	$55,000,000	$55,000,000
Deferred tax liability	238,308	3,025,672
Interest payable	299,646	1,062,672
Accounts payable and other liabilities	1,431,261	610,470

Total liabilities	56,969,215	59,698,814
Commitments and contingencies

NET ASSETS

Common stock, $0.01 par value per share (150,000,000 shares authorized and 9,241,183 and 8,959,718 shares issued and outstanding as of September 30, 2008 and December 31, 2007, respectively)	92,412	89,597
Additional paid-in capital	104,602,672	104,076,033
Undistributed net realized income	8,093,056	6,067,131
Net unrealized appreciation from investments, net of income taxes	2,629,679	4,916,447

Total net assets	115,417,819	115,149,208

Total liabilities and net assets	$172,387,034	$174,848,022

Net asset value per share	$12.49	$12.85

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Consolidated Statements of Operations
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$2,861,564	$1,454,790	$7,436,174	$3,709,221
Affiliate investments	1,037,464	1,362,521	3,146,326	3,871,178
Non-Control/Non-Affiliate investments	165,546	151,114	1,063,842	568,527

Total interest, fee and dividend income	4,064,574	2,968,425	11,646,342	8,148,926
Interest from idle funds and other	392,750	158,958	1,015,259	533,318

Total investment income	4,457,324	3,127,383	12,661,601	8,682,244
EXPENSES:
Management fees to affiliate	—	(499,979)	—	(1,499,937)
Interest	(930,332)	(849,299)	(2,734,174)	(2,396,541)
General and administrative	(681,316)	(32,961)	(1,991,115)	(204,296)
Share-based compensation	(315,726)	—	(315,726)	—
Professional costs related to initial public offering	—	—	—	(695,250)

Total expenses	(1,927,374)	(1,382,239)	(5,041,015)	(4,796,024)

NET INVESTMENT INCOME	2,529,950	1,745,144	7,620,586	3,886,220

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	4,320,213	1,191,463	4,320,213	1,802,713
Affiliate investments	—	953,334	710,404	1,209,513
Non-Control/Non-Affiliate investments	—	—	—	(270,538)

Total net realized gain (loss) from investments	4,320,213	2,144,797	5,030,617	2,741,688

NET REALIZED INCOME	6,850,163	3,889,941	12,651,203	6,627,908

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Control investments	(4,557,143)	(1,366,000)	(3,672,439)	(2,007,250)
Affiliate investments	840,429	150,000	(100,523)	813,822
Non-Control/Non-Affiliate investments	(165,531)	35,000	(106,765)	384,832
Investment in affiliated Investment Manager	(239,844)	—	(704,306)	—

Total net change in unrealized appreciation (depreciation) from investments	(4,122,089)	(1,181,000)	(4,584,033)	(808,596)

Income tax benefit (provision)	(54,371)	—	2,297,265	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,673,703	$2,708,941	$10,364,435	$5,819,312

NET INVESTMENT INCOME PER SHARE
BASIC AND DILUTED	$0.28	$0.20	$0.85	$0.46

NET REALIZED INCOME PER SHARE
BASIC AND DILUTED	$0.76	$0.46	$1.41	$0.78

DIVIDENDS/DISTRIBUTIONS PAID PER SHARE	$0.36	$0.12	$1.05	$0.54

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE
BASIC AND DILUTED	$0.30	$0.32	$1.16	$0.68

WEIGHTED AVERAGE SHARES OUTSTANDING -
BASIC	8,972,985	8,526,726	8,964,808	8,526,726

DILUTED	8,973,091	8,526,726	8,965,875	8,526,726

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Consolidated Statements of Changes in Net Assets
(Unaudited)

							Net Unrealized
							Appreciation from
	Members’		Common Stock		Additional	Undistributed	Investments,	Total
	Equity	Limited	Number	Par	Paid-In	Net Realized	net of Income	Net
	(General Partner)	Partners’ Capital	of Shares	Value	Capital	Income	Taxes	Assets
Balances at December 31, 2006	$181,770	$25,239,239	—	$—	$—	$4,266,043	$13,585,479	$43,272,531
Capital contributions	—	66,348	—	—	—	—	—	66,348
Distributions to partners	—	—	—	—	—	(6,500,000)	—	(6,500,000)
Net increase resulting from operations	—	—	—	—	—	6,627,908	(808,596)	5,819,312

Balances at September 30, 2007	$181,770	$25,305,587	—	$—	$—	$4,393,951	$12,776,883	$42,658,191

Balances at December 31, 2007	$—	$—	8,959,718	$89,597	$104,076,033	$6,067,131	$4,916,447	$115,149,208
Issuance of restricted stock	—	—	265,645	2,657	(2,657)	—	—	—
Issuance of stock — dividend reinvestment plan	—	—	15,820	158	213,570	—	—	213,728
Share-based compensation	—	—	—	—	315,726	—	—	315,726
Dividends declared to stockholders	—	—	—	—	—	(10,625,278)	—	(10,625,278)
Net increase resulting from operations	—	—	—	—	—	12,651,203	(2,286,768)	10,364,435

Balances at September 30, 2008	$—	$—	9,241,183	$92,412	$104,602,672	$8,093,056	$2,629,679	$115,417,819

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months
	Ended September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations:	$10,364,435	$5,819,312
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Accretion of unearned income	(886,902)	(619,510)
Net payment-in-kind interest accrual	(258,573)	(110,828)
Share-based compensation	315,726	—
Amortization of deferred financing costs	229,220	138,167
Net change in unrealized depreciation from investments	4,584,033	808,596
Net realized gain from investments	(5,030,617)	(2,741,688)
Changes in other assets and liabilities:
Other assets	696,774	(75,876)
Deferred tax liability	(2,787,364)	—
Interest payable	(763,026)	(593,628)
Accounts payable — offering costs	—	72,975
Accounts payable and other liabilities	198,850	30,935
Deferred debt origination fees received	432,966	327,308

Net cash provided by operating activities	7,095,522	3,055,763

CASH FLOWS FROM INVESTMENT ACTIVITIES
Investments in portfolio companies	(34,485,324)	(19,767,492)
Principal payments received on loans and debt securities	10,691,302	6,162,063
Proceeds from sale of equity securities and related notes	7,409,464	3,971,427
Proceeds from idle funds investments	24,063,261	—

Net cash provided by (used in) investment activities	7,678,703	(9,634,002)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital contributions	—	66,348
Distributions to members and partners	—	(6,500,000)
Dividends paid to stockholders	(9,789,608)	—
Proceeds from issuance of SBIC debentures	—	9,900,000
Payment of deferred offering costs	—	(852,750)
Payment of deferred loan costs and SBIC debenture fees	(31,394)	(240,075)

Net cash provided by (used in) financing activities	(9,821,002)	2,373,523

Net increase (decrease) in cash and cash equivalents	4,953,223	(4,204,716)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	41,889,324	13,768,719

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$46,842,547	$9,564,003

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2008
(Unaudited)

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Control Investments (3)

Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2011)	Group	$2,750,000	$2,726,116	$2,750,000
Member Units (7) (Fully diluted 42.3%)			41,837	1,150,000

			2,767,953	3,900,000

CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — June 1, 2011)	IT Certification	1,740,000	1,697,910	1,740,000
Member Units(7) (Fully diluted 29.1%)	Training Videos		432,000	1,625,000
Warrants (Fully diluted 10.5%)			72,000	500,000

			2,201,910	3,865,000

Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity — May 31, 2013)		2,400,000	2,371,508	2,371,508
Member Units (Fully diluted 42.0%)			1,200,000	1,400,000

			3,571,508	3,771,508

Condit Exhibits, LLC	Tradeshow Exhibits/
13% current / 5.5% PIK Secured Debt (Maturity — July 2, 2013)	Custom Displays	2,278,831	2,242,734	2,242,734
Member Units (Fully diluted 28.1%)			300,000	300,000

			2,542,734	2,542,734

Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,200,000	1,190,200	1,200,000
13% Secured Debt (Maturity — August 31, 2012)		1,900,000	1,740,113	1,880,000
Member Units(7) (Fully diluted 18.4%)			472,000	1,020,000
Warrants (Fully diluted 8.4%)			160,000	550,000

			3,562,313	4,650,000

Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,200,000	1,169,130	1,169,130
Member Units (7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,581,630	1,834,130

Hydratec Holdings, LLC	Agricultural
12.5% Secured Debt (Maturity — October 31, 2012)	Services	5,400,000	5,306,937	5,306,937
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		1,595,244	1,578,911	1,578,911
Member Units (Fully diluted 60%)			1,800,000	1,800,000

			8,685,848	8,685,848

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,200,000	1,183,818	1,200,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,119,299	1,097,705	1,119,299
Member Units (7) (Fully diluted 25.1%)			376,000	570,000

			2,657,523	2,889,299

NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	7,000,000	6,872,083	7,000,000
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		4,000,000	3,964,330	4,000,000
Member Units (7) (Fully diluted 35.6%)			2,000,000	5,100,000

			12,836,413	16,100,000

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2008
(Unaudited)

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Control Investments (3)

OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — March 31, 2013)	Overhead Cranes	6,804,000	6,743,620	6,743,620
Common Stock (Fully diluted 28.8%)			900,000	900,000

			7,643,620	7,643,620

Quest Design & Production, LLC	Design and Fabrication
10% Secured Debt (Maturity — June 30, 2013)	of Custom Display	600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2013)	Systems	2,000,000	2,000,000	1,400,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,100,918	2,000,000

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(8)	and Shoring Equipment	941,958	934,307	934,307
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		3,320,093	3,266,520	3,266,520
Member Units (Fully diluted 18.4%)			992,063	200,000

			5,192,890	4,400,827

Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 37.5%)			787,500	1,400,000

Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,816,680	3,552,124	—
8% Secured Debt (Maturity — April 1, 2009)		78,000	78,000	—
8% Secured Debt (Maturity — March 9, 2009)		30,000	30,000	—
Member Units (Fully diluted 11.5%)			360,000	—
Warrants (Fully diluted 21.3%)			210,000	—

			4,230,124	—

Subtotal Control Investments			62,362,884	63,682,966

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2008
(Unaudited)

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Affiliate Investments (4)

Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	3,066,667	2,948,189	2,948,189
Warrants (Fully diluted 12.2%)			97,808	97,808

			3,045,997	3,045,997

American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 20.0%)			50,000	250,000

			3,850,000	4,050,000

Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,791,944	4,655,836	750,000
Member Units (Fully diluted 8.5%)			400,000	—

			5,055,836	750,000

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	300,000	300,000	300,000
Member Units (7) (Fully diluted 11.8%)			210,000	2,750,000

			510,000	3,050,000

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,772,730	3,937,500
8% Secured Debt (Maturity — July 1, 2009)	Industrial Products	562,500	562,500	562,500
8% Secured Debt (Maturity — March 31, 2009)		600,000	600,000	600,000
Member Units (7) (Fully diluted 14.5%)			187,500	700,000

			5,122,730	5,800,000

Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		2,625,000	2,594,563	2,625,000
Warrants (Fully diluted 18.2%)			105,000	2,200,000

			2,699,563	4,825,000

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	394,099	394,099	394,099
Member Units (Fully diluted 10.9%)			1,792,308	1,792,308

			2,186,407	2,186,407

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	1,974,456	1,954,450	1,974,455
Warrants (Fully diluted 7.4%)	Medical Devices		132,856	450,000

			2,087,306	2,424,455

Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	3,500,000	3,430,985	3,500,000
Warrants (Fully diluted 24.0%)			70,000	550,000

			3,500,985	4,050,000

Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,569,259	3,760,000
Common Stock (Fully diluted 8.9%)	Signage		372,000	610,000
Warrants (Fully diluted 11.2%)			160,000	610,000

			4,101,259	4,980,000

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2008
(Unaudited)

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Affiliate Investments (4)

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	646,225	627,039	640,000
Common Stock (Fully diluted 9.9%)			296,631	382,838

			923,670	1,022,838

Subtotal Affiliate Investments			33,083,753	36,184,697

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2008
(Unaudited)

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Non-Control/Non-Affiliate Investments(5):

East Teak Fine Hardwoods, Inc. Common Stock (Fully diluted 3.3%)	Hardwood Products		130,000	490,000

Hayden Acquisition, LLC 12% Secured Debt (Maturity — March 9, 2009)	Manufacturer of Utility Structures	1,800,000	1,781,303	1,620,000

Support Systems Homes, Inc. 15% Secured Debt (Maturity — August 21, 2018)	Manages Substance Abuse Treatment Centers	227,624	227,624	227,624

Technical Innovations, LLC 7% Secured Debt (Maturity — August 31, 2009) 13.5% Secured Debt (Maturity — January 16, 2015)	Manufacturer of Specialty Cutting Tools and Punches	301,647 3,850,000	301,647 3,795,462	301,647 3,850,000

			4,097,109	4,151,647

Subtotal Non-Control/Non-Affiliate Investments			6,236,036	6,489,271

Main Street Capital Partners, LLC (Investment Manager) 100% of Membership Interests	Asset Management		18,000,000	16,920,695

Total Portfolio Investments, September 30, 2008			$119,682,673	$123,277,629

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum rates.

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Control Investments (3)

Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$2,750,000	$2,702,931	$2,702,931
Member Units (7) (Fully diluted 42.3%)			41,837	1,250,000

			2,744,768	3,952,931

CBT Nuggets, LLC	Produces and Sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	360,000	354,678	354,678
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,860,000	1,805,275	1,805,275
Member Units(7) (Fully diluted 29.1%)			432,000	1,145,000
Warrants (Fully diluted 10.5%)			72,000	345,000

			2,663,953	3,649,953

Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,200,000	1,188,636	1,188,636
13% Secured Debt (Maturity — August 31, 2012)		2,000,000	1,809,216	1,809,216
Member Units(7) (Fully diluted 18.4%)			472,000	472,000
Warrants (Fully diluted 8.4%)			160,000	250,000

			3,629,852	3,719,852

Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,350,000	1,304,693	1,304,693
Member Units (7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,717,193	1,969,693

Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,955,000	1,901,040	1,901,040

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		5,700,000	5,588,729	5,588,729
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		1,845,244	1,825,911	1,825,911
Member Units (Fully diluted 60%)			1,800,000	1,800,000

			9,214,640	9,214,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,200,000	1,180,509	1,180,509
13% current / 6% PIK Secured Debt (Maturity - November 14, 2011)		1,069,457	1,044,190	1,044,190
Member Units (7) (Fully diluted 25.1%)			376,000	815,000

			2,600,699	3,039,699

Magna Card, Inc.	Wholesale/Consumer
12% current / 0.4% PIK Secured Debt	Magnetic Products
(Maturity — September 30, 2010)		2,021,079	1,958,775	—
Warrants (Fully diluted 35.8%)			100,000	—

			2,058,775	—

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Control Investments (3)

Quest Design & Production, LLC	Design and Fabrication
8% current / 5% PIK Secured Debt	of Custom Display
(Maturity — December 31, 2010)	Systems	3,991,542	3,964,853	3,964,853
Warrants (Fully diluted 26.0%)			40,000	40,000

			4,004,853	4,004,853

TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	1,870,000	1,813,789	1,813,789
Partnership Interest (7) (Fully diluted 18.3%)	Aggregates		357,500	3,435,000
Warrants (Fully diluted 18.3%)			82,500	3,450,000

			2,253,789	8,698,789

Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	787,500	748,716	748,716
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches	262,500	249,572	249,572

			998,288	998,288

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 16, 2012)(8)	and Shoring Equipment	1,122,333	1,111,741	1,111,741
13% current / 5% PIK Secured Debt (Maturity — August 16, 2012)		3,196,376	3,136,274	3,136,274
Member Units (Fully diluted 18.4%)			992,063	1,025,000

			5,240,078	5,273,015

Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,720,000	3,455,444	1,685,444
Member Units (Fully diluted 11.5%)			360,000	—
Warrants (Fully diluted 21.3%)			210,000	—

			4,025,444	1,685,444

Subtotal Control Investments			43,053,372	48,108,197

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Affiliate Investments (4)

Advantage Millwork Company, Inc.	Manufacturer/Distributor	2,666,667	2,547,510	2,547,510
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors		87,120	87,120

Warrants (Fully diluted 10.9%)			2,634,630	2,634,630

American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,500,000	3,404,755	3,404,755
Warrants (Fully diluted 20.0%)			50,000	750,000

			3,454,755	4,154,755

Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,687,777	4,555,835	2,618,421
Member Units (Fully diluted 8.5%)			400,000	—

			4,955,835	2,618,421

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Member Units (7) (Fully diluted 11.8%)			210,000	2,450,000

			310,000	2,550,000

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,730,881	3,730,881
8% Secured Debt (Maturity — July 1, 2009)	Industrial Products	623,063	623,063	623,063
Prime Plus 2% Secured Debt (Maturity — January 31, 2008)			75,000	686,250
Member Units (7) (Fully diluted 14.5%)			187,500	700,000

			4,616,444	5,740,194

Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	2,934,625	2,934,625
Warrants (Fully diluted 18.2%)			105,000	715,000

			3,039,625	3,649,625

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	365,334	314,805	314,805
Member Units (Fully diluted 10.9%)			1,792,308	1,792,308

			2,107,113	2,107,113

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	2,307,498	2,260,420	2,260,420
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	350,000

			2,378,420	2,610,420

Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	3,600,000	3,501,966	3,501,966
Warrants (Fully diluted 24.0%)			70,000	340,000

			3,571,966	3,841,966

Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling Systems	1,000,000	905,213	905,213

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Affiliate Investments (4)

Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,541,662	3,541,662
Common Stock (Fully diluted 8.9%)	Signage		372,000	372,000
Warrants (Fully diluted 11.2%)			160,000	375,000

			4,073,662	4,288,662

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	782,500	745,217	745,217
Common Stock (Fully diluted 6.2%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			989,390	1,075,217

Subtotal Affiliate Investments			33,037,053	36,176,216

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value
Non-Control/Non-Affiliate Investments(5):

East Teak Fine Hardwoods, Inc. 13% Current/5.5% PIK Secured Debt (Maturity — April 13, 2011)	Hardwood Products	1,651,028	1,586,391	1,586,391
Common Stock (Fully diluted 3.3%)			130,000	490,000

			1,716,391	2,076,391

Support Systems Homes, Inc.	Manages Substance
14% Current/4% PIK Secured Debt	Abuse Treatment
(Maturity — June 5, 2012)	Centers	1,525,674	1,507,596	1,507,596
8% Secured Debt (Maturity — June 5, 2012)		158,888	157,014	157,014

			1,664,610	1,664,610

Subtotal Non-Control/Non-Affiliate Investments			3,381,001	3,741,001

Main Street Capital Partners, LLC (Investment Manager) 100% of Membership Interests	Asset Management		18,000,000	17,625,000

Total Portfolio Investments, December 31, 2007			$97,471,426	$105,650,414

Idle Funds Investments
4.691% Federal Home Loan Bank Discount Note	Investments in U.S.
(Maturity — April 11, 2008)	Agency Securities	3,500,000	$3,421,791	$3,421,791
4.691% Federal National Mortgage Association Discount Note (Maturity — April 2, 2008)		3,500,000	3,425,490	3,425,490
4.675% Federal Home Loan Bank Discount Note (Maturity — March 20, 2008)		3,500,000	3,431,089	3,431,089
4.668% Federal Home Loan Bank Discount Note (Maturity — March 5, 2008)		3,500,000	3,437,408	3,437,408
4.673% Federal Home Loan Bank Discount Note (Maturity — February 20, 2008)		3,500,000	3,443,197	3,443,197
4.77% Federal Home Loan Mortgage Corp Discount Note (Maturity — February 7, 2008)		3,500,000	3,448,948	3,448,948
4.64% Federal National Mortgage Association Discount Note (Maturity — January 23, 2008)		3,500,000	3,455,338	3,455,338

Total Idle Funds Investments, December 31, 2007			$24,063,261	$24,063,261

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum rates.

MAIN STREET CAPITAL CORPORATION
Notes to Consolidated Financial Statements
(Unaudited)
NOTE A — ORGANIZATION AND BASIS OF PRESENTATION
1. Organization
     Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” The term “Main Street” refers to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.
     Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was created as a wholly owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income.
2. Basis of Presentation
     Main Street’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). For the three and nine months ended September 30, 2008 and 2007, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment (see Note D). The Formation Transactions involved an exchange of equity interests between companies under common control. In accordance with the guidance on exchanges of equity interests between entities under common control contained in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), Main Street’s results of operations for the three and nine months ended September 30, 2007 and cash flows for the nine months ended September 30, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. Main Street’s results of operations for the three and nine months ended September 30, 2008 and 2007, cash flows for the nine months ended September 30, 2008 and 2007 and financial positions as of September 30, 2008 and December 31, 2007 are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation. As a result of adopting the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), in the first quarter of 2008, certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.
     The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2008 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2007. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
     Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA

Guide”), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street’s. None of the investments made by Main Street qualify for this exception. Therefore, Main Street’s portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on the Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”
Portfolio Investment Classification
     Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which Main Street owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control investments nor Affiliate investments. The “Investment in affiliated Investment Manager” represents Main Street’s investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment of Main Street.
NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1. Valuation of Investments
     Main Street accounts for its portfolio investments at fair value. As a result, Main Street adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. SFAS 157 requires Main Street to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. Prior to the adoption of SFAS 157, Main Street reported unearned income as a single line item on the consolidated balance sheets and consolidated schedule of investments. Unearned income is no longer reported as a separate line and is now part of the investment portfolio cost and fair value on the consolidated balance sheets and the consolidated schedule of investments. This change in presentation had no impact on the overall net cost or fair value of Main Street’s investment portfolio and had no impact on Main Street’s financial position or results of operations.
     Main Street’s business plan calls for it to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with SFAS 157 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. Main Street’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.
     For valuation purposes, control investments are composed of equity and debt securities for which Main Street has a controlling interest or has the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for Main Street’s control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street allocates the enterprise value to these investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street’s control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.
     For valuation purposes, non-control investments are composed of debt and equity securities for which Main Street does not have a controlling interest, or the ability to nominate a majority of the board of directors, and for which market quotations for Main Street’s non-control investments are not readily available. For Main Street’s non-control investments, Main Street uses the market approach to value its equity investments and the income approach to value its debt instruments. For non-control debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street’s estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street’s general intent to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, Main Street may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.
     Due to the inherent uncertainty in the valuation process, Main Street’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.
     Main Street uses a standard investment ranking system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held. Each quarter, Main Street estimates the fair value of each portfolio investment, and the Board of Directors of Main Street oversees, reviews and approves, in good faith, Main Street’s fair value estimates consistent with the 1940 Act requirements.
     Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), has provided third-party valuation consulting services to Main Street, which consisted of certain mutually agreed limited procedures that Main Street identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). Main Street generally requests Duff & Phelps to perform the Procedures on each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders’ best interest, to request Duff & Phelps to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street’s investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. During 2007, Main Street asked Duff & Phelps to perform the Procedures, at each quarter end, by reviewing a select number of investments each quarter. Duff & Phelps reviewed a total of 24 portfolio companies during the 2007 fiscal year. At year end, the 24 companies represented approximately 77% of the total portfolio investments at fair value as of December 31, 2007. For the nine months ended September 30, 2008, the Procedures were performed on investments in 18 portfolio companies comprising approximately 47% of the total portfolio investments at fair value as of September 30, 2008, with the Procedures performed on investments in 5 portfolio companies for the quarter ended March 31, 2008, 8 portfolio companies for the quarter ended June 30, 2008, and 5 portfolio companies for the quarter ended September 30, 2008. Upon completion of the Procedures in each case, Duff & Phelps concluded that the fair value, as determined by Main Street, of those investments subjected to the Procedures did not appear to be unreasonable. The Board of Directors of Main Street is ultimately and solely responsible for overseeing, reviewing and approving, in good faith, Main Street’s estimate of the fair value for the investments.
     Main Street believes its investments as of September 30, 2008 and December 31, 2007 approximate fair value based on the market in which Main Street operates and other conditions in existence at those reporting periods.
2. Interest and Dividend Income
     Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street’s valuation policy, accrued interest and dividend income is evaluated periodically for collectibility. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, it will be removed from non-accrual status.
     Main Street holds debt instruments in its portfolio that contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment.
     As of September 30, 2008, Main Street had one investment on non-accrual status. This investment comprised approximately 0.7% of the total portfolio investments at fair value as of September 30, 2008 (excluding Main Street’s investment in the Investment Manager). As of December 31, 2007, Main Street had one investment that was on non-accrual status. This investment comprised approximately 3.1% of the total portfolio investments at fair value as of December 31, 2007 (excluding Main Street’s investment in the Investment Manager).
3. Fee Income — Structuring and Advisory Services
     Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.
4. Unearned Income — Debt Origination Fees and Original Issue Discount
     Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.
     In connection with its debt investments, Main Street sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the investment and accreted into interest income based on the effective interest method over the life of the debt.
5. Share-Based Compensation
     Main Street accounts for its share-based compensation plan using the fair value method, as prescribed by SFAS No. 123R, Share-Based Payment (“SFAS 123R”). Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value as share-based compensation expense over the requisite service period or vesting term.
6. Income Taxes
     Main Street has elected and intends to qualify for the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, Main Street is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, Main Street may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.
     MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain portfolio investments of Main Street. MSEI is consolidated with Main Street for U.S. GAAP reporting purposes, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of certain portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations.
     MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
     Prior to the Formation Transactions, Main Street was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners were responsible for reporting their share of the partnership’s income or loss on their income tax returns.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
7. Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments
     Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio pursuant to Main Street’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.
8. Concentration of Credit Risks
     Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9. Recently Issued Accounting Standards
     In June 2008, the Financial Accounting Standards Board (“FASB”) issued EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. This FASB Staff Position (“FSP”) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). This FSP will be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented will be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the provisions of this FSP. Early application is not permitted. Main Street is currently analyzing the effect, if any, this statement may have on its consolidated results of operations.
     In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in January 2008, Main Street’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, Main Street’s adoption of FSP 157-3 did not affect its practices for determining the fair value of its investment portfolio and does not have a material effect on its financial position or results of operations.
NOTE C — FAIR VALUE HIERARCHY AND PORTFOLIO INVESTMENTS
     In connection with valuing portfolio investments, Main Street adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its portfolio investments at fair value.
     Fair Value Hierarchy
     In accordance with SFAS 157, Main Street has categorized its portfolio investments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).
     Portfolio investments recorded on Main Street’s balance sheet are categorized based on the inputs to the valuation techniques as follows:
     Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).
     Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:
•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);

•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.
      Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

     As required by SFAS 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
     Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments. As of September 30, 2008, all of Main Street’s investment portfolio consisted of investments in illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street’s portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:
•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.
     The following table provides a summary of changes in fair value of Main Street’s Level 3 investments for the nine months ended September 30, 2008:

					Net	Net
					Changes from	Unrealized
Type of	December 31, 2007	Accretion of	Redemptions/	New	Unrealized	Appreciation	September 30, 2008
Investment	Fair Value	Unearned Income	Repayments	Investments	to Realized	(Depreciation)	Fair Value

Debt	64,581,986	886,902	(10,866,032)	25,869,017	1,076,515	(3,254,407)	78,293,981
Equity	16,361,308	—	(357,500)	5,014,959	(3,077,500)	4,383,879	22,325,146
Warrant	7,082,120	—	(157,500)	1,821,402	(3,366,654)	358,440	5,737,808
Investment Manager	17,625,000	—	—	—	—	(704,306)	16,920,694

	105,650,414	886,902	(11,381,032)	32,705,378	(5,367,639)	783,606	123,277,629

     Portfolio Investments
     Main Street’s portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment. Main Street also receives nominally priced equity warrants and makes direct equity investments, usually in connection with a debt investment in a portfolio company.
     As discussed further in Note D, the Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since it conducts a significant portion of its investment management activities for entities other than MSCC or one of its subsidiaries. To allow for more relevant disclosure of Main Street’s core investment portfolio, Main Street’s investment in the Investment Manager has been excluded from the tables and amounts set forth in this Note C.
     Investment income, consisting of interest, dividends and fees, can fluctuate dramatically upon repayment of a debt investment or sale of an equity interest. Revenue recognition in any given year could be highly concentrated among several portfolio companies. For the nine months ended September 30, 2008, Main Street recorded investment income from one portfolio company in excess of 10% of total investment income. The investment income from that portfolio company represented approximately 23% of the total investment income for the period, principally related to high levels of dividend income and transaction and structuring fees on the investment in such company. For the nine months ended September 30, 2007, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.
     As of September 30, 2008, Main Street had debt and equity investments in 29 portfolio companies with an aggregate fair value of $106,356,934 and a weighted average effective yield on its debt investments of 13.7%. As of December 31, 2007, Main Street had debt and equity investments in 27 portfolio companies with an aggregate fair value of $88,025,414 and a weighted average effective yield on its debt investments of 14.3%. The weighted average yields were computed using the effective interest rates for all debt investments at September 30, 2008 and December 31, 2007, including amortization of deferred debt origination fees and accretion of original issue discount but excluding debt on non-accrual status.
     Summaries of the composition of Main Street’s investment portfolio at cost and fair value as a percentage of total portfolio investments are shown in the following table:

Cost:	September 30, 2008	December 31, 2007
First lien debt	83.5%	81.5%
Equity	11.2%	10.7%
Equity warrants	4.6%	1.7%
Second lien debt	0.7%	6.1%

	100.0%	100.0%

Fair Value:	September 30, 2008	December 31, 2007
First lien debt	73.0%	70.1%
Equity	16.4%	18.6%
Equity warrants	9.9%	8.0%
Second lien debt	0.7%	3.3%

	100.0%	100.0%

     The following table shows the portfolio composition by geographic region of the United States at cost and fair value as a percentage of total portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	September 30, 2008	December 31, 2007
Southwest	49.6%	31.9%
West	28.8%	37.1%
Southeast	9.4%	11.4%
Northeast	7.2%	13.8%
Midwest	5.0%	5.8%

	100.0%	100.0%

Fair Value:	September 30, 2008	December 31, 2007
Southwest	56.0%	41.2%
West	26.3%	32.9%
Northeast	7.6%	9.1%
Southeast	4.6%	10.3%
Midwest	5.5%	6.5%

	100.0%	100.0%

     Main Street’s portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street’s portfolio by industry at cost and fair value as of September 30, 2008 and December 31, 2007:

Cost:	September 30, 2008	December 31, 2007
Industrial equipment	12.6%	6.6%
Precast concrete manufacturing	12.6%	0.0%
Custom wood products	9.5%	8.4%
Manufacturing	9.2%	12.0%
Agricultural services	8.5%	11.6%
Electronics manufacturing	7.8%	9.5%
Retail	6.9%	3.3%
Health care products	6.1%	4.2%
Mining and minerals	5.0%	9.1%
Transportation/Logistics	5.0%	6.7%
Metal fabrication	3.5%	4.6%
Health care services	2.9%	5.9%
Restaurant	2.7%	3.4%
Professional services	2.2%	3.3%
Equipment rental	2.2%	2.6%
Infrastructure products	1.8%	2.4%
Information services	0.9%	1.2%
Industrial services	0.5%	0.4%
Distribution	0.1%	2.2%
Consumer products	0.0%	2.6%

	100%	100%

Fair Value:	September 30, 2008	December 31, 2007
Precast concrete manufacturing	15.1%	0.0%
Industrial equipment	11.3%	6.0%
Electronics manufacturing	8.5%	9.6%
Agricultural services	8.2%	10.5%
Retail	7.6%	3.4%
Custom wood products	7.1%	7.5%
Health care products	6.2%	4.1%
Manufacturing	5.5%	9.5%
Transportation/Logistics	5.5%	6.6%
Health care services	4.8%	6.0%
Metal fabrication	4.4%	4.2%
Restaurant	3.7%	4.5%
Professional services	3.5%	4.1%
Industrial services	2.8%	2.9%
Equipment rental	2.1%	2.4%
Infrastructure products	1.5%	2.2%
Information services	1.0%	1.2%
Mining and minerals	0.7%	12.9%
Distribution	0.5%	2.4%

	100%	100%

     At September 30, 2008, Main Street had one investment that was greater than 10% of its total investment portfolio at fair value. That investment represented approximately 15.1% of the portfolio at fair value. At December 31, 2007, Main Street had one investment that was greater than 10% of its total investment portfolio at fair value. That investment represented approximately 10.5% of the portfolio at fair value.

NOTE D — WHOLLY OWNED INVESTMENT MANAGER
     As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager conducts a significant portion of its investment management activities for Main Street Capital II, LP (“MSC II”), a separate Small Business Investment Company (“SBIC”) fund, which is not part of MSCC or one of its subsidiaries. The investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street’s Board of Directors, based on the same valuation methodologies applied to determine the original $18 million valuation. The original valuation for the Investment Manager was based on the estimated present value of the net cash flows received for investment management services provided to MSC II, over the estimated dollar averaged life of the related management contract, and was also based on comparable public market transactions. Any change in fair value is recognized on Main Street’s statement of operations as “Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager,” with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to “Investment in affiliated Investment Manager” on Main Street’s balance sheet. Main Street believes that the valuation for the Investment Manager will decrease over the life of the management contract with MSC II, absent obtaining additional recurring cash flows from performing investment management activities for other external investment entities.
     The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.
     MSCC has a support services agreement with the Investment Manager. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of Main Street. The Investment Manager pays normal operating and administrative expenses, except those specifically required to be borne by MSCC, which principally include direct costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.
     Subsequent to the Formation Transactions and the IPO, the Investment Manager is reimbursed for its excess expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement.
Summarized financial information for the Investment Manager is as follows:

	As of	As of
	September 30, 2008	December 31, 2007
ASSETS
Current assets *	$366,721	$129,675

Total assets	$366,721	$129,675

LIABILITIES
Current liabilities**	$511,294	$274,247

Total liabilities	$511,294	$274,247

Nine Months Ended
September 30, 2008
Management fee income from MSC II	$2,493,900
Compensation and other administrative expenses (net of reimbursement by MSCC)	(2,493,900)

Net income	$—

*	Includes $235,182 as of September 30, 2008 due from MSCC.

**	Includes $207,783 as of December 31, 2007 due to MSCC.
     Prior to the Formation Transactions and the IPO, the Fund had a management agreement with the Investment Manager. The Investment Manager managed the day-to-day operational and investment activities of the Fund, paying similar types of operating expenses as noted in the support services agreement with MSCC. Management fees paid by the Fund to the Investment Manager for the three and nine months ended September 30, 2007 were $499,979 and $1,499,937, respectively. For the three and nine months ended September 30, 2008, the net excess expenses reimbursed by MSCC to the Investment Manager in connection with the support services agreement were $275,039 and $719,777, respectively.
NOTE E — SBIC DEBENTURES
     SBIC debentures payable at September 30, 2008 and December 31, 2007 were $55 million. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date. The weighted average interest rate as of September 30, 2008 and December 31, 2007 was 5.78%. The first principal maturity due under the existing SBIC debentures is in 2013. Main Street is subject to regular compliance examinations by the Small Business Administration. There have been no historical findings resulting from these examinations.
NOTE F — REVOLVING LINE OF CREDIT
     On December 31, 2007, Main Street entered into a Treasury Secured Revolving Credit Agreement (the “Treasury Facility”) among Main Street, Wachovia Bank, National Association, and Branch Banking and Trust Company (“BB&T”), as administrative agent for the lenders. Under the Treasury Facility, the lenders have agreed to extend revolving loans to Main Street in an amount not to exceed $100 million. The purpose of the Treasury Facility is to provide flexibility in the sizing of portfolio investments and to facilitate the growth of Main Street’s investment portfolio. The Treasury Facility has a two-year term and bears interest, at Main Street’s option, either (i) at the LIBOR rate or (ii) at a published prime rate of interest, plus 25 basis points in either case. The applicable interest rates under the Treasury Facility would be increased by 15 basis points if usage under the Treasury Facility is in excess of 50% of the days within a given calendar quarter. The Treasury Facility also requires payment of 15 basis points per annum in unused commitment fees based on the average daily unused balances under the facility. The Treasury Facility is secured by certain securities accounts maintained by BB&T and is also guaranteed by the Investment Manager.
     As of September 30, 2008 and December 31, 2007, Main Street had no outstanding borrowings under the Treasury Facility. For the nine months ended September 30, 2008, interest expense and unused commitment fees incurred under the Treasury Facility totaled $3,819 and $114,479, respectively.
     During October 2008, Main Street unilaterally reduced the commitments under the Treasury Facility from $100 million to $50 million. The reduction in the size of the Treasury Facility will reduce the amount of unused commitment fees paid by Main Street.
NOTE G — FINANCIAL HIGHLIGHTS
     The financial highlights are prepared in accordance with the guidance for exchanges of equity interests between entities under common control contained in SFAS 141, with the 2007 ratios and per share amounts calculated as if the Formation Transactions and the IPO had occurred as of January 1, 2007.

	Nine months
	Ended September 30,
	2008	2007
Per Share Data:
Net asset value at beginning of period	$12.85	$5.07
Net investment income (1)	$0.85	$0.46
Net realized gains (1) (2)	$0.56	$0.32
Net change in unrealized appreciation (depreciation) on investments (1) (2)	$(0.51)	$(0.10)
Income tax benefit (1)	$0.26	$—

Net increase in net assets resulting from operations (1)	$1.16	$0.68
Net decrease in net assets from dividends paid to stockholders for the nine months ended September 30, 2008	$(1.05)	$—
Net decrease in net assets from dividends declared as of September 30, 2008 for the October 15, 2008 monthly dividend	$(0.13)	$—
Net decrease in net assets from distributions to partners, net of contributions (3)	$—	$(0.75)
Other (4)	$(0.34)	$—

Net asset value at September 30, 2008 and 2007	$12.49	$5.00

Market value at September 30, 2008	$11.55	N/A
Shares outstanding at September 30, 2008 and 2007	9,241,183	8,526,726

(1)	Based on weighted average number of shares of common stock outstanding for the period.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period.

(3)	Capital contributions totaled $66,348.

(4)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Nine Months
	Ended September 30,
	2008	2007
Net assets at end of period	$115,417,819	$42,658,191
Average net assets	101,037,698	42,315,855
Average outstanding debt	55,000,000	52,525,000
Ratio of total expenses, excluding interest expense, to average net assets (3)(4)	2.28%	5.67%

Ratio of total expenses to average net assets (3)(4)	4.99%	11.33%
Ratio of net investment income to average net assets (3)(4)	7.54%	9.18%
Total return based on change in net asset value(1)(2)(3)(4)	9.46%	13.45%

(1)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to stockholders and/or members and partners during the period less capital contributions during the period, divided by the beginning net asset value.

(2)	For the periods prior to the Formation Transactions, this ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (limited partners).

(3)	Not annualized.

(4)	2007 amounts include professional costs related to the IPO.
NOTE H — DIVIDEND, DISTRIBUTIONS AND TAXABLE INCOME
     In September 2008, Main Street announced that it would begin making dividend payments on a monthly, as opposed to a quarterly, basis beginning in October 2008. Main Street’s Board of Directors declared monthly dividends of $0.125 per share for each of October, November and December 2008.

     For the nine months ended September 30, 2008, Main Street’s Board of Directors has declared dividends of approximately $10.6 million or $1.18 per share of common stock, with $9.5 million or $1.05 per share paid to stockholders for the period and $1.1 million or $0.125 per share declared as of September 30, 2008 for the October 2008 monthly dividend.
     The determination of the tax attributes of Main Street’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Main Street’s estimates for the tax attributes of its distributions year-to-date as of September 30, 2008 allocate a range of 55 – 65% of such distributions to ordinary income and short-term capital gains and 35 — 45% to long-term capital gains. There can be no assurance that these ranges are representative of the final tax attributes of Main Street’s 2008 distributions to its stockholders. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations (which Main Street did not receive during the year-to-date period of 2008).
     Main Street has elected and intends to qualify as a RIC on its 2007 and 2008 tax returns. As a RIC, Main Street generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that Main Street distributes to its stockholders as dividends. Main Street must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. Main Street has distributed and currently intends to distribute sufficient dividends to qualify as a RIC. As part of maintaining RIC status, taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of Main Street’s federal income tax return.
     One of Main Street’s wholly owned subsidiaries, MSEI, is a taxable entity which holds certain portfolio investments for Main Street. MSEI is consolidated with Main Street, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions of the Code. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of various portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations.
     Listed below is a reconciliation of “Net Increase in Net Assets Resulting from Operations” to taxable income and to total distributions declared to common stockholders for the nine months ended September 30, 2008:

Estimated
Net increase in net assets resulting from operations	$10,364,435
Share-based compensation	315,726
Net change in unrealized depreciation on investments not taxable until realized	4,584,033
Income tax benefit	(2,297,265)
Pre-tax income of taxable subsidiary, MSEI, not consolidated for tax purposes	(1,140,575)
Book income and tax income differences, including debt origination and structuring fees and realized gains	1,398,661

Taxable income	13,225,015
Taxable income earned in prior year and carried forward for distribution in current year	1,481,131
Taxable income earned in current quarter and carried forward for distribution	(4,080,868)

Total distributions declared to common stockholders	$10,625,278

     Prior to the Formation Transactions, the Fund was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners are responsible for reporting their share of the partnership’s income or loss on their income tax returns. Listed below is a reconciliation of Net Increase in Members’ Equity and Partners’ Capital Resulting from Operations to taxable income for the nine months ended September 30, 2007:

Net increase in members’ equity and partners’ capital resulting from operations	$5,819,312
Net change in unrealized depreciation from investments	808,596
Accrual basis to cash basis adjustments:
Deferred debt origination fees included in taxable income	327,308
Accretion of unearned fee income for book income	(619,510)
Net change in interest receivable	(68,941)
Net change in interest payable	593,628

Taxable income	$6,860,393

NOTE I — DIVIDEND REINVESTMENT PLAN
     Main Street’s DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company’s stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC’s common stock on the valuation date determined by Main Street’s Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.
     For the nine months ended September 30, 2008, $3,728,375 of the total $9,503,336 in dividends paid to stockholders represented DRIP participation and 256,641 shares of common stock were purchased in the open market to satisfy the DRIP participation requirements. Additionally, 15,820 shares valued at $213,728 were issued to satisfy remaining DRIP obligations. During September 2008, Main Street funded $500,000 to its dividend reinvestment plan administrator for the purchase of common stock in the open market to satisfy the DRIP participation requirements in connection with the October 2008 monthly dividend. For the year ended December 31, 2007, $1,903,116 of the total $2,912,820 in dividends paid to stockholders represented DRIP participation and 132,992 shares of common stock were issued to satisfy the DRIP participation requirements. The shares disclosed above relate only to Main Street’s DRIP and exclude any activity related to broker-managed dividend reinvestment plans.
NOTE J — SHARE-BASED COMPENSATION
     Main Street accounts for its share-based compensation plan using the fair value method, as prescribed by SFAS 123R. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.
     On July 1, 2008, Main Street’s Board of Directors approved the issuance of 245,645 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares will vest over a four-year period from the grant date and will be expensed over a four-year service period starting on the grant date.
     On July 1, 2008, a total of 20,000 shares of restricted stock was issued to Main Street’s independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. One-half of those shares vested immediately on the grant date, and the remaining half will vest on the day immediately preceding the next annual meeting at which Main Street stockholders elect directors, provided that these independent directors have been in continuous service as members of the Board through such date. As a result, 50% of those shares were expensed during July 2008 with the remaining 50% to be expensed over a one-year service period starting on the grant date.
     For the three months ended September 30, 2008, Main Street recognized total share-based compensation expense of $315,726 related to the restricted stock issued to Main Street employees and Main Street’s independent directors.
     As of September 30, 2008, there was $2,575,893 of total unrecognized compensation cost related to Main Street’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 3.7 years.
NOTE K — EARNINGS PER SHARE
     The following table summarizes our calculation of basic and diluted earnings per share for the three and nine months ended September 30, 2008 and 2007:

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Numerator:
Net increase in net assets resulting from operations	$2,673,703	$2,708,941	$10,364,435	$5,819,312

Denominator:
Basic weighted-average shares outstanding	8,972,985	8,526,726	8,964,808	8,526,726
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	106	—	1,067	—

Diluted average shares outstanding	8,973,091	8,526,726	8,965,875	8,526,726

Net increase in net assets resulting from operations per share:
Basic	$0.30	$0.32	$1.16	$0.68
Diluted	$0.30	$0.32	$1.16	$0.68

     We use the treasury stock method to calculate diluted earnings per share. We include performance-based restricted stock in our calculation of diluted earnings per share when we believe it is probable the performance criteria will be met and the forfeiture provisions have not lapsed.
NOTE L — COMMITMENTS
     At September 30, 2008, Main Street had one outstanding commitment to fund an unused revolving loan for up to $300,000.
NOTE M — SUPPLEMENTAL CASH FLOW DISCLOSURES
     Listed below are supplemental cash flow disclosures for the nine months ended September 30, 2008 and 2007:

	September 30,	September 30,
	2008	2007
Interest paid	$3,267,981	$2,852,002
Taxes paid	$312,751	$—
Non-cash financing activities:
Shares issued pursuant to the DRIP	$213,728	$—

NOTE N — RELATED PARTY TRANSACTIONS
     Main Street co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, Main Street received exemptive relief from the SEC to allow Main Street to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.
     As discussed further in Note D, “Wholly Owned Investment Manager,” Main Street paid certain management fees to the Investment Manager during the year ended December 31, 2007. Subsequent to the Formation Transactions, the Investment Manager is a wholly owned portfolio company of Main Street. At September 30, 2008, the Investment Manager had a receivable of $235,182 due from MSCC, and at December 31, 2007, the Investment Manager had a payable of $207,783 due to MSCC, both related to the funding of recurring administrative expenses required to support MSCC’s business.
NOTE O— SUBSEQUENT EVENTS
     In October 2008, Main Street began paying dividends on a monthly basis. In September 2008, Main Street declared monthly dividends of $0.125 per share for each of October, November and December 2008, which equates to a $0.375 per share dividend for the fourth quarter of 2008. These monthly dividends are paid based upon the accumulated taxable income recognized by Main Street, including excess undistributed taxable income from 2007 that was carried forward for distribution during 2008. The accumulated taxable income principally consists of ordinary taxable income recognized during 2008, as well as realized capital gains generated in 2008. The monthly dividend for October was paid on October 15, 2008 to shareholders of record on September 18, 2008. The remaining fourth quarter dividends will be payable on November 14, 2008 and December 15, 2008 to stockholders of record on October 17, 2008 and November 19, 2008, respectively.
     During October 2008, Main Street completed three new portfolio investments. Main Street’s new portfolio investments include a $3.7 million investment in Ziegler’s NYPD, LLC (“NYPD”) and a $2.0 million investment in Schneider Sales Management, LLC (“Schneider”), both supporting management buyout transactions and a $1.8 million investment in California Healthcare Medical Billing, Inc. (“CHMB”) for growth financing purposes. Main Street’s investment in NYPD consisted of a $3.3 million first lien, secured debt investment and a $0.4 million equity investment, representing approximately 29% of the fully diluted equity interests in NYPD. NYPD is a New York-themed pizzeria and Italian restaurant group operating in affluent suburban geographic areas. Main Street’s investment in Schneider consists of a $2.0 million first lien, secured debt investment with equity warrant participation representing approximately 12% of the fully diluted equity interests in Schneider. Schneider is a leading publisher of proprietary sales development materials and provider of sales-management consulting services for financial institutions. Main Street’s investment in CHMB consists of a $1.4 million first lien, secured debt investment with equity warrant participation, and a $0.4 million equity investment. Through its equity warrant participation and direct equity investment, Main Street owns approximately 18% of the fully diluted equity interests in CHMB. Main Street has also provided CHMB with a $0.6 million first lien, secured revolving loan to support CHMB’s continuing growth. CHMB provides outsourced medical billing, revenue cycle management, and administrative healthcare support to physician practices, clinics and multi-specialty groups.
     In October 2008, Main Street completed the full exit of its portfolio investment in Transportation General, Inc (“TGI”) as part of a leveraged recapitalization through a major international bank. As part of the TGI recapitalization transaction, Main Street received full repayment on its remaining debt investment and sold its equity warrant position to TGI for approximately $0.6 million in cash proceeds. In addition, Main Street received structuring and advisory fees of approximately $0.6 million related to the recapitalization transaction. Main Street realized a cash internal rate of return over the life of its investment in TGI equal to approximately 23%.

     During October 2008, Main Street closed a $30 million, three-year investment credit facility (the “Investment Facility”) that will be used to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Main Street will pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Investment Facility. BB&T and Compass Bank are the lenders under the Investment Facility. Main Street has no borrowings currently outstanding under the Investment Facility.
     Due to the maturation of Main Street’s investment portfolio and the additional flexibility provided by the Investment Facility, Main Street unilaterally reduced the Treasury Facility from $100 million to $50 million during October 2008. The reduction in the size of the Treasury Facility will reduce the amount of unused commitment fees paid by Main Street. Main Street has no borrowings currently outstanding under the Treasury Facility.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders of
Main Street Capital Corporation
     We have audited the accompanying consolidated balance sheet of Main Street Capital Corporation (a Maryland corporation), and its consolidated subsidiaries, Main Street Mezzanine Management, LLC, Main Street Equity Interests, Inc. and Main Street Mezzanine Fund, LP, including the consolidated schedule of investments, as of December 31, 2007 and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights (see Note I) for the year then ended. We have also audited the combined balance sheets of Main Street Mezzanine Fund, LP, (a Delaware Partnership) and Main Street Mezzanine Management, LLC (a Delaware Limited Liability Company) including the combined schedule of investments as of December 31, 2006, and the related combined statements of operations, changes in members’ equity and partners’ capital, and cash flows and the combined financial highlights for the two years in the period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Main Street Capital Corporation and subsidiaries as of December 31, 2007 and the consolidated results of their operations, changes in net assets, cash flows and financial highlights for the year ended December 31, 2007 and the combined financial position of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC as of December 31, 2006 and the combined results of their operations, changes in members’ equity and partners’ capital, cash flows and financial highlights for each of the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ GRANT THORNTON LLP
Houston, Texas
March 18, 2008
(except for Note A2
as to which the date
is November 26, 2008)

MAIN STREET CAPITAL CORPORATION
Balance Sheets

	December 31,
	2007	2006
	(Consolidated)	(Combined)
ASSETS

Investments at fair value:
Control investments (cost: $43,053,372 and $31,906,126 as of December 31, 2007 and 2006, respectively)	$48,108,197	$41,022,788
Affiliate investments (cost: $33,037,053 and $23,313,680 as of December 31, 2007 and 2006, respectively)	36,176,216	27,807,329
Non-Control/Non-Affiliate investments (cost: $3,381,001 and $4,905,716 as of December 31, 2007 and 2006, respectively)	3,741,001	4,880,884
Investment in affiliated Investment Manager (cost: $18,000,000 as of December 31, 2007)	17,625,000	—

Total investments (cost: $97,471,426 and $60,125,522 as of December 31, 2007 and 2006, respectively)	105,650,414	73,711,001

Idle funds investments	24,063,261	—
Cash and cash equivalents	41,889,324	13,768,719
Other assets	1,574,888	630,058
Deferred financing costs (net of accumulated amortization of $529,952 and $343,846 as of December 31, 2007 and 2006, respectively)	1,670,135	1,333,654

Total assets	$174,848,022	$89,443,432

LIABILITIES

SBIC debentures	$55,000,000	$45,100,000
Deferred tax liability	3,025,672	—
Interest payable	1,062,672	854,941
Accounts payable and other liabilities	610,470	215,960

Total liabilities	59,698,814	46,170,901
Commitments and contingencies

NET ASSETS

Common stock, $0.01 par value per share (150,000,000 shares authorized and 8,959,718 shares issued and outstanding as of December 31, 2007)	89,597	—
Additional paid in capital	104,076,033	—
Undistributed net realized income	6,067,131	4,266,043
Net unrealized appreciation from investments, net of income taxes	4,916,447	13,585,479
Members’ capital (General Partner)	—	181,770
Limited Partners’ capital	—	25,239,239

Total net assets	115,149,208	43,272,531

Total liabilities and net assets	$174,848,022	$89,443,432

Net asset value per share	$12.85	N/A

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Statements of Operations

	Years Ended December 31,
	2007	2006	2005
	(Consolidated)	(Combined)
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$5,201,382	$4,295,354	$3,335,879
Affiliate investments	5,390,655	3,573,570	3,149,259
Non-Control/Non-Affiliate investments	720,076	1,144,213	852,841

Total interest, fee and dividend income	11,312,113	9,013,137	7,337,979
Interest from idle funds and other	1,162,865	748,670	221,765

Total investment income	12,474,978	9,761,807	7,559,744

EXPENSES:
Management fees to affiliate	(1,499,937)	(1,942,032)	(1,928,763)
Interest	(3,245,839)	(2,717,236)	(2,063,726)
General and administrative	(512,253)	(197,979)	(197,192)
Professional costs related to initial public offering	(695,250)	—	—

Total expenses	(5,953,279)	(4,857,247)	(4,189,681)

NET INVESTMENT INCOME	6,521,699	4,904,560	3,370,063

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	1,802,713	(805,469)	221,837
Affiliate investments	3,160,034	1,940,794	623,681
Non-Control/Non-Affiliate investments	(270,538)	1,294,598	—
Derivative Instrument and related investment	—	—	642,208

Total net realized gain (loss) from investments	4,692,209	2,429,923	1,487,726

NET REALIZED INCOME	11,213,908	7,334,483	4,857,789

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Control investments	(3,075,392)	6,631,698	2,526,516
Affiliate investments	(2,340,933)	2,831,649	347,000
Non-Control/Non-Affiliate investments	384,832	(974,833)	685,000
Investment in affiliated Investment Manager	(375,000)	—	—
Derivative Instrument and related investment	—	—	(526,242)

Total net change in unrealized appreciation (depreciation) from investments	(5,406,493)	8,488,514	3,032,274

Income tax provision	(3,262,539)	—	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,544,876	$15,822,997	$7,890,063

NET INVESTMENT INCOME PER COMMON SHARE-BASIC AND DILUTED	$0.76	N/A	N/A

NET REALIZED INCOME PER COMMON SHARE-BASIC AND DILUTED	$1.31	N/A	N/A

DIVIDENDS/DISTRIBUTIONS PER COMMON SHARE	$1.10	N/A	N/A

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE-BASIC AND DILUTED	$0.30	N/A	N/A

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING- BASIC AND DILUTED	8,587,701	N/A	N/A

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Statements of Changes in Net Assets

							Net
							Unrealized
							Appreciation
							from
	Members’	Limited	Common Stock		Additional	Undistributed	Investments,	Total
	Capital	Partners’	Number	Par	Paid In	Net Realized	net of	Net
	(General Partner)	Capital	of Shares	Value	Capital	Income	Income Taxes	Assets
Balances at December 31, 2004	$118,505	$14,453,688	—	$—	$—	$601,004	$2,064,691	$17,237,888
Capital contributions	61,437	10,962,290	—	—	—	—	—	11,023,727
Distributions to partners	—	—	—	—	—	(2,882,936)	—	(2,882,936)
Net increase resulting from operations:	—	—	—	—	—	4,857,789	3,032,274	7,890,063

Balances at December 31, 2005	179,942	25,415,978	—	—	—	2,575,857	5,096,965	33,268,742
Capital contributions	1,828	353,261	—	—	—	—	—	355,089
Distributions to partners	—	(530,000)	—	—	—	(5,644,297)	—	(6,174,297)
Net increase resulting from operations:	—	—	—	—	—	7,334,483	8,488,514	15,822,997

Balances at December 31, 2006	181,770	25,239,239	—	—	—	4,266,043	13,585,479	43,272,531
Capital contributions	—	300,081	—	—	—	—	—	300,081
Distributions to partners	—	—	—	—	—	(6,500,000)	—	(6,500,000)
Formation Transactions	(181,770)	(25,539,320)	4,525,726	45,257	43,675,833	—	—	18,000,000
Initial capitalization	—	—	1,000	10	990	—	—	1,000
Public offering of common stock	—	—	4,300,000	43,000	60,139,997	—	—	60,182,997
Costs related to offering	—	—	—	—	(1,642,573)	—	—	(1,642,573)
Dividends paid to stockholders	—	—	—	—	—	(2,912,820)	—	(2,912,820)
Dividend reinvestment	—	—	132,992	1,330	1,901,786	—	—	1,903,116
Net increase resulting from operations	—	—	—	—	—	11,213,908	(8,669,032)	2,544,876

Balances at December 31, 2007	$—	$—	8,959,718	$89,597	$104,076,033	$6,067,131	$4,916,447	$115,149,208

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
Statements of Cash Flows

	For the Years Ended
	December 31,
	2007	2006	2005
	(Consolidated)	(Combined)	(Combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,544,876	$15,822,997	$7,890,063
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Accretion of unearned income	(998,069)	(1,380,351)	(1,251,066)
Net payment-in-kind interest accrual	(260,806)	(216,805)	(144,150)
Amortization of deferred financing costs	186,106	157,850	120,225
Net change in unrealized (appreciation) depreciation from investments	5,406,493	(8,488,514)	(3,032,274)
Net realized gain from investments	(4,692,209)	(2,429,923)	(1,487,726)
Changes in other assets and liabilities:
Interest receivable	(407,347)	(93,480)	(182,324)
Other assets	(469,598)	2,107	4,172
Deferred tax liability	3,025,672	—	—
Interest payable	207,731	83,459	417,325
Accounts payable and other liabilities	394,510	76,543	103,670
Deferred debt origination fees received	467,558	709,980	535,250

Net cash provided by operating activities	5,404,917	4,243,863	2,973,165

CASH FLOWS FROM INVESTMENT ACTIVITIES
Investments in portfolio companies	(29,479,023)	(28,088,005)	(19,727,500)
Principal payments received on loans and debt securities	9,614,338	12,199,956	10,322,470
Proceeds from sale of equity securities and related notes	5,934,420	5,021,313	1,117,143
Proceeds from derivative instrument	—	—	115,966
Investments of idle funds	(24,063,261)	—	—

Net cash used in investing activities	(37,993,526)	(10,866,736)	(8,171,921)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering/capitalization	60,183,997	—	—
Proceeds from capital contributions	300,081	355,089	11,023,727
Distribution to members and partners	(6,500,000)	(6,174,297)	(2,882,936)
Dividends paid to stockholders	(1,009,704)	—	—
Proceeds from issuance of SBIC debentures	9,900,000	—	23,100,000
Payment of deferred loan costs and SBIC debenture fees	(522,587)	(50,000)	(577,500)
Payment of initial public offering costs	(1,642,573)	—	—

Net cash provided by (used in) financing activities	60,709,214	(5,869,208)	30,663,291

Net increase (decrease) in cash and cash equivalents	28,120,605	(12,492,081)	25,464,535

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	13,768,719	26,260,800	796,265

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$41,889,324	$13,768,719	$26,260,800

See accompanying notes to consolidated financial statements.

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value

Control Investments (3)

Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$2,750,000	$2,702,931	$2,702,931
Member Units (7) (Fully diluted 42.3%)			41,837	1,250,000

			2,744,768	3,952,931

CBT Nuggets, LLC	Produces and Sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	360,000	354,678	354,678
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,860,000	1,805,275	1,805,275
Member Units (7) (Fully diluted 29.1%)			432,000	1,145,000
Warrants (Fully diluted 10.5%)			72,000	345,000

			2,663,953	3,649,953

Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,200,000	1,188,636	1,188,636
13% Secured Debt (Maturity — August 31, 2012)		2,000,000	1,809,216	1,809,216
Member Units (7) (Fully diluted 18.4%)			472,000	472,000
Warrants (Fully diluted 8.4%)			160,000	250,000

			3,629,852	3,719,852

Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,350,000	1,304,693	1,304,693
Member Units (7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,717,193	1,969,693

Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,955,000	1,901,040	1,901,040

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		5,700,000	5,588,729	5,588,729
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		1,845,244	1,825,911	1,825,911
Member Units (Fully diluted 60%)			1,800,000	1,800,000

			9,214,640	9,214,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,200,000	1,180,509	1,180,509
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,069,457	1,044,190	1,044,190
Member Units (7) (Fully diluted 25.1%)			376,000	815,000

			2,600,699	3,039,699

Magna Card, Inc.	Wholesale/Consumer
12% current / 0.4% PIK Secured Debt	Magnetic Products
(Maturity — September 30, 2010)		2,021,079	1,958,775	—
Warrants (Fully diluted 35.8%)			100,000	—

			2,058,775	—
Quest Design & Production, LLC	Design and Fabrication
8% current / 5% PIK Secured Debt	of Custom Display
(Maturity — December 31, 2010)	Systems	3,991,542	3,964,853	3,964,853
Warrants (Fully diluted 26.0%)			40,000	40,000

			4,004,853	4,004,853

TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	1,870,000	1,813,789	1,813,789
Partnership Interest (7) (Fully diluted 18.3%)	Aggregates		357,500	3,435,000
Warrants (Fully diluted 18.3%)			82,500	3,450,000

			2,253,789	8,698,789

Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	787,500	748,716	748,716
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches	262,500	249,572	249,572

			998,288	998,288

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 16, 2012) (8)	and Shoring Equipment	1,122,333	1,111,741	1,111,741
13% current / 5% PIK Secured Debt (Maturity — August 16, 2012)		3,196,376	3,136,274	3,136,274
Member Units (Fully diluted 18.4%)			992,063	1,025,000

			5,240,078	5,273,015

Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,720,000	3,455,444	1,685,444

Member Units (Fully diluted 11.5%)			360,000	—
Warrants (Fully diluted 21.3%)			210,000	—

			4,025,444	1,685,444

Subtotal Control Investments			43,053,372	48,108,197

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value

Affiliate Investments (4)

Advantage Millwork Company, Inc.	Manufacturer/Distributor	2,666,667	2,547,510	2,547,510
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors		87,120	87,120

Warrants (Fully diluted 10.9%)			2,634,630	2,634,630

American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010) (8)	Industrial Sensors	3,500,000	3,404,755	3,404,755
Warrants (Fully diluted 20.0%)			50,000	750,000

			3,454,755	4,154,755

Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,687,777	4,555,835	2,618,421
Member Units (Fully diluted 8.5%)			400,000	—

			4,955,835	2,618,421

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Member Units (7) (Fully diluted 11.8%)			210,000	2,450,000

			310,000	2,550,000

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,730,881	3,730,881
8% Secured Debt (Maturity — July 1, 2009)	Industrial Products	623,063	623,063	623,063
Prime Plus 2% Secured Debt (Maturity — January 31, 2008)			75,000	686,250
Member Units (7) (Fully diluted 14.5%)			187,500	700,000

			4,616,444	5,740,194

Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	2,934,625	2,934,625
Warrants (Fully diluted 18.2%)			105,000	715,000

			3,039,625	3,649,625

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	365,334	314,805	314,805
Member Units (Fully diluted 10.9%)			1,792,308	1,792,308

			2,107,113	2,107,113

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	2,307,498	2,260,420	2,260,420
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	350,000

			2,378,420	2,610,420

Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	3,600,000	3,501,966	3,501,966
Warrants (Fully diluted 24.0%)			70,000	340,000

			3,571,966	3,841,966

Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling Systems	1,000,000	905,213	905,213

Affiliate Investments (4)

Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,541,662	3,541,662
Common Stock (Fully diluted 8.9%)	Signage		372,000	372,000
Warrants (Fully diluted 11.2%)			160,000	375,000

			4,073,662	4,288,662

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	782,500	745,217	745,217
Common Stock (Fully diluted 6.2%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			989,390	1,075,217

Subtotal Affiliate Investments			33,037,053	36,176,216

MAIN STREET CAPITAL CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment (1) (2)	Industry	Principal (6)	Cost (6)	Fair Value

Non-Control/Non-Affiliate Investments(5):

East Teak Fine Hardwoods, Inc. 13% Current/5.5% PIK Secured Debt (Maturity — April 13, 2011)	Hardwood Products	1,651,028	1,586,391	1,586,391
Common Stock (Fully diluted 3.3%)			130,000	490,000

			1,716,391	2,076,391

Support Systems Homes, Inc.	Manages Substance
14% Current/4% PIK Secured Debt	Abuse Treatment
(Maturity — June 5, 2012)	Centers	1,525,674	1,507,596	1,507,596
8% Secured Debt (Maturity — June 5, 2012)		158,888	157,014	157,014

			1,664,610	1,664,610

Subtotal Non-Control/Non-Affiliate Investments			3,381,001	3,741,001

Main Street Capital Partners, LLC (Investment Manager) 100% of Membership Interests	Asset Management		18,000,000	17,625,000

Total Portfolio Investments, December 31, 2007			$97,471,426	$105,650,414

Idle Funds Investments
4.691% Federal Home Loan Bank Discount Note	Investments in U.S.
(Maturity — April 11, 2008)	Agency Securities	3,500,000	$3,421,791	$3,421,791
4.691% Federal National Mortgage Association Discount Note (Maturity — April 2, 2008)		3,500,000	3,425,490	3,425,490
4.675% Federal Home Loan Bank Discount Note (Maturity — March 20, 2008)		3,500,000	3,431,089	3,431,089
4.668% Federal Home Loan Bank Discount Note (Maturity — March 5, 2008)		3,500,000	3,437,408	3,437,408
4.673% Federal Home Loan Bank Discount Note (Maturity — February 20, 2008)		3,500,000	3,443,197	3,443,197
4.77% Federal Home Loan Mortgage Corp Discount Note (Maturity — February 7, 2008)		3,500,000	3,448,948	3,448,948
4.64% Federal National Mortgage Association Discount Note (Maturity — January 23, 2008)		3,500,000	3,455,338	3,455,338

Total Idle Funds Investments, December 31, 2007			$24,063,261	$24,063,261

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum rates.

MAIN STREET CAPITAL CORPORATION
COMBINED SCHEDULE OF INVESTMENTS
December 31, 2006

Portfolio Company/Type of
Investment (1) (2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments (3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$3,150,000	$3,061,267	$3,061,267
Member Units(7) (Fully diluted 41.0%)			41,838	900,000

			3,103,105	3,961,267

CBT Nuggets, LLC	Produces and sells
Prime plus 2% Secured Debt	IT Certification
(Maturity — June 1, 2011)	Training Videos	660,000	648,001	648,001
14% Secured Debt (Maturity — June 1, 2011)		1,860,000	1,793,892	1,793,892
Member Units (Fully diluted 29.1%)			432,000	610,000
Warrants (Fully diluted 10.5%)			72,000	200,000

			2,945,893	3,251,893

Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
13% Secured Debt (Maturity — January 31, 2011)		1,650,000	1,583,492	1,583,492
Member Units(7) (Fully diluted 27.8%)			375,000	950,000
Warrants (Fully diluted 16.5%)			37,500	500,000

			1,995,992	3,033,492

Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	2,420,000	2,304,146	2,304,146

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,340,000	1,316,610	1,316,610
13% current/6% PIK Secured Debt (Maturity — November 14, 2011)		1,008,000	978,611	978,611
Member Units(7) (Fully diluted 25.1%)			376,000	376,000

			2,671,221	2,671,221

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,681,918	3,681,918
Member Units(7) (Fully diluted 11.9%)	Industrial Products		187,500	625,000
Warrants (Fully diluted 25.7%)			150,000	1,372,500

			4,019,418	5,679,418

Magna Card, Inc.	Wholesale/Consumer
12% Secured Debt (Maturity — September 30, 2010)	Magnetic Products	1,900,000	1,819,938	1,819,938
Warrants (Fully diluted 35.8%)			100,000	—

			1,919,938	1,819,938

Quest Design & Production, LLC	Design and Fabrication
12% Secured Debt (Maturity — May 1, 2008)	of Custom Display	3,900,000	3,799,884	3,799,884
Warrants (Fully diluted 20.0%)	Systems		40,000	40,000

			3,839,884	3,839,884

TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	2,860,000	2,747,598	2,747,598
Partnership Interest(7) (Fully diluted 18.3%)	Aggregates		357,500	2,630,000
Warrants (Fully diluted 18.3%)			82,500	2,650,000

			3,187,598	8,027,598

Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	1,850,000	1,288,092	1,288,092
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches		429,364	429,364
Member Units(7) (Fully diluted 1.6%)			15,000	35,000
Warrants (Fully diluted 57.0%)			400,000	1,285,000

			2,132,456	3,037,456

Wicks N’ More LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,720,000	3,396,475	3,396,475
Member Units (Fully diluted 6.2%)			180,000	—
Warrants (Fully diluted 24.0%)			210,000	—

			3,786,475	3,396,475

Subtotal Control Investments			31,906,126	41,022,788

MAIN STREET CAPITAL CORPORATION
COMBINED SCHEDULE OF INVESTMENTS
December 31, 2006

Portfolio Company/Type of
Investment (1) (2)	Industry	Principal(6)	Cost(6)	Fair Value

Affiliate Investments(4)

All Hose & Specialty, LLC	Distributor of
11% Secured Debt (Maturity — August 4, 2010)	Commercial/Industrial	2,600,000	2,400,583	2,400,583
Member Units(7) (Fully diluted 15.0%)	Hoses		80,357	1,600,000
11% Note Receivable (Maturity — August 4, 2010)			34,821	441,000

			2,515,761	4,441,583

American Sensor Technologies, Inc.	Manufacturer of
9% Secured Debt (Maturity — May 31, 2010)	Commercial/	200,000	200,000	200,000
13% Secured Debt (Maturity — May 31, 2010)	Industrial Sensors	3,000,000	2,894,525	2,894,525
Warrants (Fully diluted 20.0%)			50,000	575,000

			3,144,525	3,669,525

Carlton Global Resources, LLC	Processor of
13% Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	3,600,000	3,493,259	3,493,259
Member Units (Fully diluted 8.5%)			400,000	400,000

			3,893,259	3,893,259

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Member Units(7) (Fully diluted 11.8%)			210,000	1,710,000

			310,000	1,810,000

Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	2,886,622	2,886,622
Warrants (Fully diluted 18.2%)			105,000	105,000

			2,991,622	2,991,622

National Trench Safety, LLC	Trench & Traffic
Member Units (Fully diluted 15.8%)	Safety Equipment		1,711,366	1,711,366

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	2,747,271	2,658,136	2,658,136
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	400,000

			2,776,136	3,058,136

Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	3,900,000	3,759,110	3,759,110
Warrants (Fully diluted 24.0%)			70,000	395,000

			3,829,110	4,154,110

Turbine Air Systems, Ltd.	Commercial/
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling	1,000,000	887,403	887,403
Warrants (Fully diluted 5.0%)	Systems		96,666	96,666

			984,069	984,069

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	820,000	763,659	763,659
Common stock (Fully diluted 6.2%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			1,007,832	1,093,659

Barton Springs Grill LP	Restaurant
15% Partnership Interest			150,000	—

Subtotal Affiliate Investments			23,313,680	27,807,329

MAIN STREET CAPITAL CORPORATION
COMBINED SCHEDULE OF INVESTMENTS
December 31, 2006

Portfolio Company/Type of
Investment (1) (2)	Industry	Principal(6)	Cost(6)	Fair Value

Non-Control/Non-Affiliate Investments(5):

East Teak Fine Hardwoods, Inc.	Hardwood Products
13% Current/5.5% PIK Secured Debt (Maturity — April 13, 2011)		4,394,763	4,317,464	4,317,464
Common Stock (Fully diluted 3.3%)			130,000	335,000

			4,447,464	4,652,464
Digital Music Group, Inc.	Distribution of Music
Common stock	and Video Content		458,252	228,420

Subtotal Non-Control/Non-Affiliate Investments			4,905,716	4,880,884

Total Portfolio Investments, December 31, 2006			$60,125,522	$73,711,001

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

MAIN STREET CAPITAL CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE A — ORGANIZATION AND BASIS OF PRESENTATION
1. Organization
     Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “Offering”), and (iv) thereafter operating as an internally-managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The term “Main Street” refers to the Fund plus the General Partner prior to the Offering and to Main Street Capital Corporation and its subsidiaries, including the Fund and the General Partner, after the Offering.
     On October 2, 2007, prior to the Offering, the following transactions were consummated (collectively, the “Formation Transactions”):
•	MSCC acquired 100% of the limited partnership interests in the Fund, which became a wholly-owned consolidated subsidiary of MSCC; the Fund retained its Small Business Investment Company (“SBIC”) license, continued to hold its existing investments, and will make new investments with available funds;

•	MSCC acquired 100% of the equity interests in the General Partner of the Fund, which became a wholly-owned consolidated subsidiary of MSCC; and

•	MSCC acquired 100% of the equity interests in the Investment Manager. The Investment Manager became a wholly-owned portfolio company of MSCC under the 1940 Act, as the Investment Manager does not conduct substantially all of its investment management activities for Main Street and its subsidiaries. See Note D for further information regarding this classification and accounting treatment.
     Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was created as a wholly-owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a corporation and is taxed at normal corporate tax rates based on its taxable income.
     The Offering consisted of the public offering and sale of 4,300,000 shares of common stock, including the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in net proceeds of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million.
2. Basis of Presentation
     The financial statements are prepared on an accrual basis in accordance with U. S. generally accepted accounting principles (“GAAP”). For the year ended December 31, 2007, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. For the years ended December 31, 2006 and 2005, the combined financial statements include the combined accounts of the Fund and the General Partner. The Formation Transactions involved an exchange of shares of Main Street’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), Main Street’s results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. Main Street’s financial position as of December 31, 2007 is presented on a consolidated basis. In addition, the results of Main Street’s operations and its cash flows for the years ended December 31, 2006 and 2005, and Main Street’s financial position as of December 31, 2006, have been presented on a combined basis in order to provide comparative information with respect to prior periods. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation/combination. As a result of adopting the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), certain reclassifications have been made to the 2007 and 2006 balances to conform with SFAS 157, including amounts and percentages in Notes B8 and C.

     Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if the Fund owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, the investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) of Investments and Taxes” on the Statement of Operations until the investment is disposed of resulting in any gain or loss on exit being recognized as a “Net Realized Gain or Loss From Investments.”
Portfolio Investment Classification
     Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those Non-Control investments in companies in which Main Street owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments. The “Investment in affiliated Investment Manager” represents Main Street’s investment in a wholly-owned, investment manager subsidiary that is accounted for as a portfolio investment of Main Street.
NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1. Valuation of Investments
     Main Street’s business plan calls for it to invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies (“Investments”). These Investments may be subject to restrictions on resale and generally have no established trading market. Main Street values its Investments at fair value as determined in good faith by Main Street’s Board of Directors in accordance with Main Street’s valuation policy. Main Street bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before income taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street also generally prepares and analyzes discounted cash flow models based on its projections of the future free cash flows of the business and company specific capital costs. Main Street reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process.
     Due to the inherent uncertainty in the valuation process, Main Street’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
     Main Street uses a standard investment ranking system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held. Each quarter, the Board of Directors determines the value of each portfolio investment.
     If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities, financing events or other liquidation events.

     The value of Main Street’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
     Prior to the Offering, the review and determination of the Investments fair value was the responsibility of the General Partner. Subsequent to the Offering, the review and determination of fair value is the responsibility of the Board of Directors.
     Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to Main Street which consisted of certain mutually agreed limited procedures that Main Street identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). For the year ended December 31, 2006, Main Street asked Duff & Phelps to perform the Procedures on investments in 22 portfolio companies comprising approximately 99% of the total investments at fair value as of December 31, 2006. During 2007, Main Street asked Duff & Phelps to perform the Procedures, at each quarter end, on a total of 24 portfolio companies comprising approximately 76% of the total portfolio investments at fair value as of December 31, 2007. The Procedures were performed on investments in 6 portfolio companies for each quarter ended March 31, 2007, June 30, 2007 and September 30, 2007. For the quarter ended December 31, 2007, the Procedures were performed on investments in 5 portfolio companies. In addition, the Procedures were performed on the investment in the Investment Manager. Upon completion of the Procedures, Duff & Phelps concluded that the fair value, as determined by Main Street, of those investments subjected to the Procedures did not appear to be unreasonable. The Board of Directors of Main Street are ultimately and solely responsible for determining the fair value of the investments in good faith.
     Main Street believes its Investments as of December 31, 2007 and 2006 approximate fair value based on the market in which Main Street operates and other conditions in existence at these reporting periods.
2. Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include portfolio Investments whose values have been estimated by Main Street’s Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.
3. Cash and Cash Equivalents
     Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value. For year ended December 31, 2007, cash equivalents included $17,478,957 of investments in U.S. government agency securities with maturities of three months or less when purchased.
4. Idle Funds Investments
     Idle funds investments consist primarily of short term investments in U.S. government agency securities maturing in six months or less but longer than three months from the time of investment. Management’s intent is to hold such investments to maturity. At December 31, 2007, the carrying amount approximated fair value due to the short term maturity of these investments. See the Consolidated Schedule of Investments at December 31, 2007 for a detail of such investments.

5. Interest and Dividend Income
     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with Main Street’s valuation policy, accrued interest is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. Distributions from portfolio companies are recorded as dividend income when the distribution is received.
     Main Street holds debt instruments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment.
     As of December 31, 2007, Main Street had one investment that was on non-accrual status. The investment in the company on non-accrual status comprised approximately 3.1% of the total portfolio investments at fair value as of December 31, 2007 (excluding Main Street’s investment in the Investment Manager). As of December 31, 2006, Main Street had no investments that were on non-accrual status.
6. Deferred Financing Costs
     Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees which have been capitalized and which are amortized into interest expense over the term of the debenture agreement (10 years).
     Deferred financing costs also include costs related to a two-year treasury line of credit that have been capitalized and are amortized into interest expense over the two-year term.
7. Fee Income — Structuring and Advisory Services
     Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.
8. Unearned Income — Debt Origination Fees and Original Issue Discount
     Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments on the balance sheets. The unearned income from such fees is accreted into interest income based on the effective interest method over the life of the financing. In connection with its debt investments, Main Street sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income and accreted into interest income over the life of the debt.
9. Income Taxes
     Main Street intends to qualify and elect for the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, Main Street is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, Main Street may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.
     MSCC’s wholly-owned subsidiary, MSEI, is a taxable entity which holds certain portfolio investments of Main Street. MSEI is consolidated with Main Street, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions of the Code. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations.
     MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
     Prior to the Formation Transactions, Main Street was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners are responsible for reporting their share of the partnership’s income or loss on their income tax returns. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.
10. Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments
     Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflect the net change in the valuation of the portfolio pursuant to Main Street’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.
11. Concentration of Credit Risks
     Main Street places its cash in financial institutions, and at times, such balances may be in excess of the federally insured limit.
12. Accounting for Derivative Instruments and Hedging Activities
     To hedge the market risk of changing prices of a publicly traded investment, Main Street entered into a derivative financial instrument in 2004. In accordance with SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, Main Street recognizes the fair value of this derivative financial instrument, in its statement of operations and balance sheet for each reporting period, as a derivative entered into by Main Street that does not meet the requirement for hedge accounting. Subsequent to December 31, 2005, Main Street did not enter into any derivative transactions.

13. Fair Value of Financial Instruments
     Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, short-term investments, receivables, accounts payable, accrued liabilities and debentures approximate the fair values of such items.
14. Initial Public Offering Costs
     For the year ended December 31, 2007, Main Street incurred total costs of $2,337,823 associated with the initial public offering of Main Street. These costs principally related to accounting, legal and other professional fees associated with the company’s initial public offering which was completed in October 2007.
     Of the $2,337,823 in total costs incurred related to initial public offering, $695,250 of such costs were professional fees related to the Offering and were deducted in determining the Net Investment Income and Net Increase in Net Assets Resulting from Operations for the year ended December 31, 2007. The remaining $1,642,573 in Offering costs incurred has been reflected as a reduction to Additional Paid In Capital.
15. Earnings per Share
     Basic per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. The weighted average number of shares of common stock outstanding for 2007 was calculated as if the Formation Transactions and the Offering had occurred on January 1, 2007, consistent with the guidance on exchanges of shares between entities under common control contained in SFAS 141. This approach resulted in more relevant and meaningful per share computations. As Main Street has no common stock equivalents outstanding, diluted earnings per share is the same as basic earnings per share. For the years ended December 31, 2006 and 2005, earnings per share calculations were not appropriate due to the partnership structure comprising the combined financial statements of the Fund and the General Partner nor were calculations for these years representative of Main Street prospectively.
16. Recently Issued Accounting Standards
     In June 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant impact on Main Street’s consolidated financial position or its results of operations.
     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Main Street is currently analyzing the effect of adoption of this statement on its consolidated financial position, including its net asset value, and results of operations. Main Street will adopt this statement on a prospective basis, effective January 1, 2008. Adoption of this statement could have a material effect on Main Street’s consolidated financial statements, including its net asset value. However, the actual impact on Main Street’s consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments Main Street originates, acquires or exits.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Main Street does not intend to elect fair value measurement for assets or liabilities other than portfolio investments, which are already measured at fair value. Therefore, Main Street does not believe the adoption of this statement will have a significant effect on Main Street’s consolidated financial position or its results of operations.
NOTE C — PORTFOLIO INVESTMENTS
     Portfolio investments principally consist of secured debt, equity warrant and direct equity investments in privately held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment. Main Street also receives nominally priced equity warrants and makes direct equity investments, usually in connection with a debt investment in a portfolio company.
     As discussed further in Note D, the Investment Manager is a 100%, wholly-owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street since it conducts a significant portion of its investment management activities outside of MSCC or one of its subsidiaries. To allow for more relevant disclosure of Main Street’s investment portfolio, Main Street’s $17,625,000 investment in the Investment Manager has been excluded from the tables and amounts set forth in this note.
     Investment income, consisting of interest, dividends and fees, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given year can be highly concentrated among several portfolio companies. For the years ended December 31, 2007, 2006 and 2005, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.
     As of December 31, 2007, Main Street had debt and equity investments in 27 portfolio companies with an aggregate fair value of $88,025,414 and a weighted average effective yield on its debt investments of 14.3%. The weighted average yields were computed using the effective interest rates for all debt investments at December 31, 2007, including amortization of deferred debt origination fees and accretion of original issue discount.
     Summaries of the composition of Main Street’s investment portfolio at cost and fair value as a percentage of total portfolio investments are shown in following table:

	December 31,
Cost:	2007	2006
First lien debt	81.5%	76.7%
Equity	10.7%	8.8%
Second lien debt	6.1%	11.9%
Equity warrants	1.7%	2.6%

	100.0%	100.0%

	December 31,
Fair Value:	2007	2006
First lien debt	70.1%	63.1%
Equity	18.6%	16.7%
Equity warrants	8.0%	10.5%
Second lien debt	3.3%	9.7%

	100.0%	100.0%

     The following table shows the portfolio composition by geographic region of the United States at cost and fair value as a percentage of total portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31,
Cost:	2007	2006
Southwest	31.9%	39.8%
West	37.1%	25.0%
Northeast	11.4%	14.8%
Southeast	13.8%	13.7%
Midwest	5.8%	6.7%

	100.0%	100.0%

	December 31,
Fair Value:	2007	2006
Southwest	41.2%	47.4%
West	32.9%	20.9%
Northeast	9.1%	13.1%
Southeast	10.3%	10.9%
Midwest	6.5%	7.7%

	100.0%	100.0%

     Set forth below are tables showing the composition of Main Street’s portfolio by industry at cost and fair value as of December 31, 2007 and 2006:

	December 31,
Cost:	2007	2006
Manufacturing	12.0%	14.6%
Agricultural services	11.6%	—
Electronics manufacturing	9.5%	5.2%
Construction/industrial minerals	9.1%	11.8%
Custom wood products	8.4%	6.4%
Transportation/logistics	6.7%	9.7%
Industrial Equipment	6.6%	—
Health care services	5.9%	5.0%
Metal Fabrication	4.6%	—
Health care products	4.2%	8.2%
Restaurant	3.4%	5.4%
Professional services	3.3%	4.9%
Retail	3.3%	4.4%
Equipment rental	2.6%	2.9%
Consumer products	2.6%	3.2%
Building products	2.4%	3.8%
Distribution	2.2%	11.6%
Information services	1.2%	2.4%
Industrial services	0.4%	0.5%

Total	100.0%	100.0%

	December 31,
Fair Value:	2007	2006
Construction/industrial minerals	12.9%	16.2%
Agricultural services	10.5%	—
Manufacturing	9.5%	13.7%
Electronics manufacturing	9.6%	4.9%
Custom wood products	7.5%	5.2%
Transportation/logistics	6.6%	9.7%
Health care services	6.0%	4.1%
Industrial Equipment	6.0%	—
Restaurant	4.5%	5.4%
Metal Fabrication	4.2%	—
Health care products	4.1%	8.3%
Professional services	4.1%	4.4%
Retail	3.4%	3.6%
Industrial services	2.9%	2.5%
Equipment rental	2.4%	2.3%
Distribution	2.4%	12.3%
Building products	2.2%	3.1%
Information services	1.2%	1.8%
Consumer products	—	2.5%

Total	100.0%	100.0%

     Main Street’s portfolio investments are generally in lower middle-market companies in a variety of industries. At December 31 2007, Main Street had no investments that were greater than 10% of its total investment portfolio. At December 31 2006, Main Street had one such investment that was greater than 10% of the total investment portfolio. That investment represented approximately 11% of Main Street’s portfolio at fair value and approximately 5% at cost.
NOTE D — WHOLLY-OWNED INVESTMENT MANAGER
     As part of the Formation Transactions described in Note A, MSCC acquired 100% of the equity interests in the Investment Manager for 1,200,000 shares of common stock valued at $18,000,000. The $18,000,000 valuation for the Investment Manager was based on the estimated present value of the net cash flows received for investment management services to be provided to Main Street Capital II over the estimated dollar averaged life of the related management contract, and was also based upon comparable public market transactions. For 2008, annual net cash flow from Main Street Capital II for these investment management services will be approximately $3,300,000.
     Upon acquisition, the Investment Manager became a wholly-owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street since it conducts a significant portion of its investment management activities for Main Street Capital II, a separate SBIC, which is not part of MSCC or one of its subsidiaries. The investment in the Investment Manager is accounted for using fair value accounting with the fair value determined in good faith by Main Street’s Board of Directors based upon the same valuation methodologies applied to determine the original $18,000,000 valuation discussed above. Any change in fair value is recognized on Main Street’s income statement as unrealized appreciation (depreciation) in “Investment in affiliated Investment Manager” with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to “Investment in affiliated Investment Manager” on Main Street’s balance sheet. For the period from October 2, 2007 (the date of the Formation Transactions) to December 31, 2007, MSCC’s investment in the Investment Manager depreciated $375,000. Main Street believes that the valuation for the Investment Manager will decrease over the life of the management contract with Main Street Capital II, absent obtaining additional future cash flows for performing investment management activities for other external investment entities.
     The Investment Manager has elected for tax purposes to be treated as a corporation and is taxed at normal corporate tax rates based upon its taxable income. The taxable income of the Investment Manager may differ from its book income due to deferred tax timing differences as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

     MSCC has a support services agreement with the Investment Manager. As a 100% owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of Main Street. The Investment Manager pays normal operating and administrative expenses, except those specifically required to be borne by MSCC which principally include costs that are specific to MSCC’s status as a publicly-traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.
     Subsequent to the Formation Transactions and the Offering, the Investment Manager is reimbursed for its expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as Main Street Capital II. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less amounts the Investment Manager receives from Main Street Capital II pursuant to a separate investment advisory services agreement.
     Summarized financial information for the Investment Manager follows:

As of
December 31, 2007
ASSETS
Current assets	$129,675

Total assets	$129,675

LIABILITIES
Current liabilities**	$274,247

Total liabilities	$274,247

For the Period
October 2, 2007
through
December 31, 2007
Management fee income from Main Street Capital II	$831,300
Compensation and other administrative expenses	(831,300)

Net income	$—

**	Includes $207,783 due to MSCC.
     Prior to the Formation Transactions and the Offering, the Fund had a management agreement with the Investment Manager. The Investment Manager managed the day-to-day operational and investment activities of the Fund, paying the same types of operating expenses as noted in the support services agreement with MSCC. Management fees paid by the Fund to the Investment Manager for the years ended December 31, 2007, 2006 and 2005 were $1,499,937, $1,942,032 and $1,928,763, respectively.
NOTE E — DEFERRED FINANCING COSTS
     Deferred financing costs balances as of December 31, 2007 and 2006 are as follows:

	December 31,
	2007	2006
SBIC debenture commitment fees	$550,000	$550,000
SBIC debenture leverage fees	1,367,575	1,127,500
Other	282,512	—

Subtotal	2,200,087	1,677,500
Accumulated amortization	(529,952)	(343,846)

Ending deferred financing costs balance	$1,670,135	$1,333,654

     Estimated aggregate amortization expense for each of the five years succeeding December 31, 2007 and thereafter is as follows:

Year Ending	Estimated
December 31,	Amortization
2008	$333,013
2009	333,013
2010	191,757
2011	191,757
2012	191,757
2013 and thereafter	$428,838
NOTE F — SBIC DEBENTURES
     SBIC debentures payable at December 31, 2007 and December 31, 2006 were $55,000,000 and $45,100,000, respectively. SBIC debentures provide for interest to be paid semi-annually with principal due at the applicable 10-year maturity date. Main Street paid interest of $2,852,002 and $2,475,926 for the years ended 2007 and 2006, respectively. The weighted average interest rate as of December 31, 2007 and 2006 was 5.7806%, and 5.6761%, respectively. Main Street is subject to regular compliance examinations by the SBA. There have been no historical findings resulting from these examinations.
     SBIC Debentures payable at December 31, 2007 and 2006 consist of the following:

	Maturity	Fixed
Pooling Date	Date	Interest Rate	Amount
09/24/2003	09/01/2013	5.762%	$4,000,000
03/24/2004	03/01/2014	5.007%	3,000,000
09/22/2004	09/01/2014	5.571%	9,000,000
09/22/2004	09/01/2014	5.539%	6,000,000
03/23/2005	03/01/2015	5.925%	2,000,000
03/23/2005	03/01/2015	5.893%	2,000,000
09/28/2005	09/01/2015	5.796%	19,100,000

Balance as of December 31, 2006			45,100,000
3/28/2007	03/01/2017	6.231%	3,900,000
3/28/2007	03/01/2017	6.263%	1,000,000
3/28/2007	03/01/2017	6.317%	5,000,000

Balance as of December 31, 2007			$55,000,000

NOTE G — REVOLVING LINE OF CREDIT
     On December 31, 2007, Main Street entered into a Treasury Secured Revolving Credit Agreement (the “Credit Agreement”) among Main Street, Wachovia Bank, National Association and Branch Banking and Trust Company (“BB&T”), as administrative agent for the lenders. As of December 31, 2007, Main Street did not have any outstanding borrowings under the Credit Agreement.
     Under the Credit Agreement, the lenders have agreed to extend revolving loans to Main Street in an amount not to exceed $100,000,000. The purpose of the Credit Agreement is to provide flexibility in the sizing of portfolio investments and to facilitate the growth of Main Street’s investment portfolio. The Credit Agreement has a two-year term and bears interest, at Main Street’s option, either (i) at the LIBOR rate or (ii) at a published prime rate of interest, plus 25 basis points in each case. The applicable interest rates under the Credit Agreement would be increased by 15 basis points if usage under the Credit Agreement is in excess of 50% of the days within a given calendar quarter. The Credit Agreement also requires payment of 15 basis points per annum in unused commitment fees based on average daily unused balances under the facility. The Credit Agreement is secured by certain securities accounts maintained for Main Street by BB&T and is also guaranteed by Main Street’s wholly-owned Investment Manager. At December 31, 2007, because there were no amounts outstanding on this Credit Agreement, there were no securities pledged against it.

NOTE H — PRE-PAID VARIABLE DELIVERY FORWARD TRANSACTION
     On April 9, 2004, Main Street received 64,888 shares of common stock (the “Shares”) of Autobytel, Inc. (“Autobytel”), a publicly traded company, as the non-cash portion of the consideration received from the sale of Main Street’s warrant position in iDriveonline, Inc. (“iDrive”) as a result of Autobytel’s acquisition of iDrive. The Shares were not registered and therefore such Shares had certain restrictions on Main Street’s ability to sell the Shares for the period from April 9, 2004 to April 8, 2005.
     On May 13, 2004, Main Street entered into a Pre-paid Variable Delivery Forward Transaction (the “Derivative Instrument”) with a financial institution to hedge against the risk associated with potential volatility of the stock market valuation of the Shares. The Shares were held in custody by the financial institution and the Derivative Instrument had a contractual forward settlement date of May 12, 2005. The Derivative Instrument was executed based upon an average per share price of $9.30 and resulted in proceeds (net of transaction costs) to Main Street of $8.11 per Share, or $526,242. Under the terms of the Derivative Instrument and based upon the transaction proceeds recorded by Main Street on the transaction date, Main Street had no exposure through May 12, 2005 to a decrease in the market value of the Shares below $8.37 per Share and had the potential for an increase in the market value of the Shares above $8.37 per Share through May 12, 2005, up to a maximum of $10.695 per Share, or an additional $150,865.
     In 2005, the contract was closed by delivery of Shares to the financial institution. In 2005, Main Street recognized realized gains of $526,242 that were previously included in unrealized gains and recognized realized gains of $115,966 based on the price per share at the settlement date and the additional proceeds received related to this transaction.
NOTE I — FINANCIAL HIGHLIGHTS
     The financial highlights are prepared in accordance with the guidance on exchanges of shares between entities under common control contained in SFAS 141, with ratios and per share amounts calculated as if the Formation Transactions and the Offering had occurred as of January 1, 2007. In addition, in accordance with SFAS 141, the financial highlights of Main Street for the years ended December 31, 2006 and 2005 have been presented on a combined basis in order to provide comparative information with respect to prior periods.

Year Ended
December 31,
Per Share Data:	2007
Net asset value at beginning of year	$4.90

Net investment income (1)	0.76
Net realized gains (1), (2)	0.55
Net change in unrealized depreciation on investments (1), (2)	(0.63)
Income taxes (1)	(0.38)

Net increase in net assets resulting from operations (1)	0.30
Net increase in net assets associated with the Formation Transactions and the Offering	8.66
Net decrease in net assets from net distributions to partners (prior to Formation Transactions) (1), (3)	(0.72)
Net decrease in net assets from dividends paid to stockholders (subsequent to the Offering)	(0.33)
Shares issued pursuant to the dividend reinvestment plan	0.22
Other (4)	(0.18)

Net asset value at end of year	$12.85

Market value at end of year	$14.01
Shares outstanding at end of year	8,959,718

(1)	Based on weighted average number of common shares outstanding for the period.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period.

(3)	Net of partner contributions made during the period.

(4)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Years Ended December 31,
	2007	2006(1)	2005(1)
Net assets at end of period	$115,149,208	$43,272,531	$33,268,742
Average net assets	56,882,526	38,621,188	23,534,007
Average outstanding debt	53,020,000	45,100,000	34,400,000
Ratio of total expenses, excluding interest expense, to average net assets(2)(4)	4.76%	5.54%	9.03%
Ratio of total expenses to average net assets(2)(4)	10.47%	12.58%	17.80%
Ratio of net investment income to average net assets	11.47%	12.70%	14.32%
Total return based on change in net asset value(3)(5)	5.88%	47.56%	45.77%

(1)	The amounts reflected in the financial highlights above represent the combined general partner and limited partner amounts.

(2)	The Investment Manager voluntarily waived $48,000 of management fees for the years ended December 31, 2006 and 2005.

(3)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to stockholders and/or members and partners during the period less capital contributions during the period, as divided by the beginning net asset value.

(4)	The December 31, 2007 ratio includes the impact of professional costs related to the Offering. These costs were 25.7% and 11.7% of operating expense and total expenses, respectively, for that period.

(5)	For the periods prior to the Formation Transactions, this ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (limited partners).
NOTE J — DIVIDEND, DISTRIBUTIONS AND TAXABLE INCOME
     On November 30, 2007, Main Street’s Board of Directors declared a dividend of $2,912,820 or $0.33 per common share. The dividend was comprised of ordinary income ($926,921 or $0.105 per share) and long term capital gain ($1,985,899 or $0.225 per share). Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations (which Main Street did not receive in 2007).
     Main Street intends to elect to be treated as a RIC on its 2007 tax return. As a RIC, Main Street generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that Main Street distributes to its stockholders as dividends. Main Street must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. Main Street has distributed and currently intends to distribute sufficient dividends to qualify as a RIC. As part of maintaining RIC status, dividends pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year provided such dividends are declared prior to the filing of Main Street’s federal income tax return.
     Main Street will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the company’s annual taxable income exceeds the distributions for the year. For the year ended 2007, estimated annual taxable income was in excess of its dividend distributions from such taxable income, and accordingly, Main Street accrued to “Income tax provision” an excise tax of $60,000 on the 2007 estimated excess taxable income carried forward into 2008.

     Main Street’s wholly-owned subsidiary, MSEI, is a taxable entity which holds certain portfolio investments of Main Street. MSEI is consolidated with Main Street, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions of the Code. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations. For the period from October 2, 2007 (the date of the Formation Transactions) through December 31, 2007 and as part of Main Street’s initial election to be treated as a RIC on its 2007 tax return, Main Street recognized a cumulative income tax expense of $3,191,139 associated with the portfolio investments that were contributed to MSEI, with $3,025,672 comprising cumulative deferred taxes and $165,467 comprising current taxes payable.
     Main Street’s provision for income taxes, including MSEI, was comprised of the following:

December 31,
2007
Current tax expense:
Federal	$162,274
State	14,593

Total current tax expense	176,867
Deferred tax expense:
Federal	2,967,286
State	58,386

Total deferred tax expense	3,025,672

Excise tax	60,000

Total provision for income taxes	$3,262,539

     Listed below is a reconciliation of “Net Increase in Net Assets Resulting From Operations” to taxable income and to total distributions to common stockholders for the year ended December 31, 2007.

(Estimated) (1)
Net increase in net assets resulting from operations	$2,544,876
Earnings prior to Formation Transactions	(5,819,311)
Net change in unrealized depreciation from investments subsequent to Formation Transactions	5,420,834
Net income from taxable subsidiary, MSEI, net of income tax provision (2)	(622,545)
Cumulative deferred tax expense related to MSEI portfolio investments for the period prior to Formation Transactions	2,864,123
Nondeductible excise tax	60,000
Other realized loss related items	(90,098)

Taxable income	4,357,879
Taxable income earned in current year and carried forward for distribution in next year	(1,445,059)

Total distributions to common stockholders	$2,912,820

(1)	Main Street’s taxable income for 2007 is an estimate and will not be finally determined until the company files its 2007 tax return in September 2008. Therefore, the final taxable income and the taxable income earned in 2007 and carried forward for distribution in 2008 may be different than this estimate.

(2)	The MSEI income tax provision is for the period subsequent to the Formation Transactions (October 2, 2007 through December 31, 2007) and consists of a current component ($165,467) and a deferred component ($161,549).
     The net deferred tax liability at December 31, 2007 was $3,025,672, consisting of deferred tax assets of $202,125 and deferred tax liabilities of $3,227,797. The deferred tax assets are primarily related to timing differences from recognition of taxable income from equity investments in portfolio companies which are flow through entities. The deferred tax liabilities are primarily related to timing differences from recognition of unrealized gains from equity investments in portfolio companies. Management believes that the realization of the deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance at December 31, 2007.

     Prior to the Formation Transactions, Main Street was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners are responsible for reporting their share of the partnership’s income or loss on their income tax returns. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Listed below is a reconciliation of Net Increase in Net Assets Resulting From Operations to taxable income for the years ended December 31, 2006 and 2005.

	2006	2005
Net increase in net assets resulting from operations	$15,822,997	$7,890,063
Net change in unrealized (appreciation) from investments	(8,488,514)	(3,032,274)
Accrual basis to cash basis adjustments:
Deferred debt origination fees included in taxable income	709,980	535,250
Accretion of unearned fee income for book income	(517,649)	(508,406)
Net change in interest receivable	(93,480)	(182,324)
Net change in interest payable	83,459	417,325
Portfolio company pass through taxable income (loss)	610,866	(815,510)
Other	(321,295)	(441,231)

Taxable income	$7,806,364	$3,862,893

NOTE K — COMMON STOCK
     On October 2, 2007, Main Street initiated the Formation Transactions and acquired 100% of the equity interests in the Fund, the General Partner and the Investment Manager in exchange for 4,525,726 shares.
     On October 4, 2007, Main Street completed the Offering. The Offering consisted of the public offering and sale of 4,300,000 shares of common stock, including the underwriters’ exercise of the over-allotment option at a price to the public of $15.00 per share, resulting in net proceeds of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million.
     In connection with Main Street’s November 2007 dividend, the company issued new shares as part of the company’s dividend reinvestment plan (“DRIP”) totaling $1,903,116, or 132,992 shares.
     As of December 31, 2007, Main Street had 8,959,718 shares of common stock outstanding.
NOTE L — PARTNERS’ CAPITAL CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS
     Prior to the Formation Transactions, the Fund had received irrevocable commitments from investors to contribute capital of $26,665,548, which had been substantially paid in through the date of the Formation Transactions (October 2, 2007).
     The Fund is a licensed SBIC, and prior to the Formation Transactions, was able to make distributions of cash and/or property only at such times as permitted by the SBIC Act and as determined under the Partnership Agreement. Under the Partnership Agreement, the General Partner was entitled to 20% of the Fund’s distributions, subject to a “clawback” provision that required the General Partner to return an amount of allocated profits and distributions to the Fund if, and to the extent that, distributions to the General Partner over the life of the Fund caused the limited partners of the Fund to receive cumulative distributions which were less than their share (approximately 80%) of the cumulative net profits of the Fund. The Fund made total distributions of $6,500,000, $6,174,297 (including a $530,000 return of capital distribution) and $2,882,936 from January 1, 2007 through the date of the Formation Transactions (October 2, 2007) and for the years ended December 31, 2006 and 2005, respectively.

NOTE M — DIVIDEND REINVESTMENT PLAN
     Main Street maintains a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company’s stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC’s common stock on the date determined by Main Street’s Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. For the year ended December 31, 2007, $1,903,116 of the total $2,912,820 distribution to stockholders represented DRIP participation and 132,992 common shares were issued to satisfy the DRIP participation requirements.
NOTE N — SUPPLEMENTAL CASH FLOW DISCLOSURES
     Listed below are the supplemental cash flow disclosures for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005
Interest paid	$2,852,002	$2,475,926	$1,481,191
Taxes paid	$—	$—	$—
Non-cash investing and financing activity:
Investment in the Investment Manager (Main Street Capital Partners)	$18,000,000	$—	$—
Issuance of shares for dividend reinvestment plan	$1,903,116	$—	$—
NOTE O — SELECTED QUARTERLY DATA (UNAUDITED)

	2007
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$2,253,468	$2,927,033	$2,968,425	$3,163,187
Net investment income	$1,170,179	$970,897	$1,745,144	$2,635,479
Net increase (decrease) in net assets resulting from operations	$1,779,474	$1,330,897	$2,708,941	$(3,274,436)
Net investment income per common share-basic and diluted	$0.14	$0.11	$0.20	$0.30
Net increase in net assets resulting from operations per common share-basic and diluted	$0.21	$0.16	$0.32	$(0.37)

	2006
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$2,095,256	$2,478,398	$2,255,170	$2,184,313
Net investment income	$1,111,225	$1,410,085	$1,230,153	$1,153,097
Net increase in net assets resulting from operations	$3,714,625	$2,686,023	$6,731,463	$2,690,886
Net investment income per common share-basic and diluted	N/A	N/A	N/A	N/A
Net increase in net assets resulting from operations per common share-basic and diluted	N/A	N/A	N/A	N/A
NOTE P — EQUITY INCENTIVE PLAN
     Main Street’s Board of Directors has adopted the Main Street Capital Corporation 2007 Equity Incentive Plan (the “Plan”) whereby the Board of Directors may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors, subject to stockholder approval. Subsequent to adoption of the Plan, Main Street received exemptive relief from the SEC to permit the grant of restricted stock to Main Street’s independent directors as a portion of their compensation for service on the Board of Directors. The independent members of the Board of Directors shall each receive exactly $30,000 of restricted stock annually, based on the market value at the close of the exchange on the date of grant, as compensation for their services on the Board of Directors. Up to 200,000 shares are available for grant under the Plan. As of December 31, 2007, no awards under the Plan had been granted or were outstanding to Main Street’s independent directors.
     In addition, Main Street received exemptive relief from the SEC to permit the grant of restricted stock in exchange for or in recognition of services by Main Street’s executive officers and employees. Up to 2,000,000 shares are available for grant under the Plan. As of December 31, 2007, no awards under the Plan had been granted or were outstanding to Main Street’s executive officers and employees.

NOTE Q — RELATED PARTY TRANSACTIONS
     The Fund co-invested with Main Street Capital II, LP (“MSC II”) in several investments prior to the Offering. MSC II is managed by the Investment Manager, and the Investment Manager is wholly-owned by MSCC. MSC II is an SBIC with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among the Fund and MSC II were made at the same time and on the same terms and conditions. The co-investments were made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.
     As discussed further in note, “Wholly-Owned Investment Manager,” the Fund paid certain management fees to the Investment Manager for the years ended December 31, 2007, 2006 and 2005. Subsequent to the Formation Transactions, the Investment Manager is a wholly-owned, portfolio company of Main Street. Prior to the Formation Transactions and the Offering, management fees paid by the Fund to the Investment Manager for the years ended December 31, 2007, 2006, and 2005 were $1,499,937, $1,942,032 and $1,928,763, respectively. At December 31, 2007, the Investment Manager had a payable of $207,783 due to MSCC related to recurring expenses required to support MSCC’s business.
NOTE R — SUBSEQUENT EVENTS
     Subsequent to December 31, 2007, Main Street has closed three self- sponsored investments totaling $16.9 million. Main Street’s investments in 2008 include: a $13.0 million “one stop” debt and equity investment in NAPCO Precast, LLC, a leading designer, manufacturer and installer of precast and prestressed concrete products serving the commercial, industrial and high density multi- family segments of the construction industry; a $3.1 million follow-on debt investment in Technical Innovations, LLC, a designer and manufacturer of manual, semiautomatic, pneumatic and computer controlled machines and tools used primarily by medical device manufacturers to place access holes in catheters; and a $0.8 million equity investment in Uvalco Supply, LLC, a leading retailer of farm and ranch supplies to ranch owners and farmers, as well as a leading provider of design, fabrication and erection services for metal buildings throughout South Texas.
     On February 7, 2008, Main Street declared a quarterly dividend of $0.34 per share. This quarterly dividend will be paid based upon the accumulated taxable income recognized by Main Street, including excess undistributed taxable income from 2007 that was carried forward for distribution during 2008. The quarterly dividend will be payable on March 21, 2008 to stockholders of record on February 15, 2008.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders’ of
Main Street Capital Corporation
     We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation and the combined financial statements of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC referred to in our report dated March 18, 2008 (except for Note A2 as to which the date is November 26, 2008), which is included in the Registration Statement and Prospectus. Our audits of the basic financial statements include the accompanying financial statement Schedule 12-14 which is the responsibility of the Company’s management. In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
/s/ GRANT THORNTON LLP
Houston, Texas
March 18, 2008
(except for Note A2 to the
financial statements as to which
the date is November 26, 2008)

Schedule 12-14
MAIN STREET CAPITAL CORPORATION
Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2007

		Amount of
		Interest or
		Dividends
		Credited to	December 31,	Gross	Gross	December 31,
Company	Investment (1)	Income (2)	2006 Value	Additions (3)	Reductions (4)	2007 Value
CONTROL INVESTMENTS

Café Brazil, LLC	12% Secured Debt	$398,180	$3,061,267	$41,665	$400,000	$2,702,933
	Member Units	127,861	900,000	380,000	30,000	1,250,000

CBT Nuggets, LLC	Prime plus 2% Secured Debt	51,591	648,001	6,677	300,000	354,678
	14% Secured Debt	275,399	1,793,892	11,383	—	1,805,275
	Member Units	270,000	610,000	535,000	—	1,145,000
	Warrants		200,000	145,000	—	345,000

Gulf Manufacturing, LLC	Prime plus 1% Secured Debt	48,519	—	1,188,636	—	1,188,636
	13% Secured Debt	162,049	—	1,809,216	—	1,809,216
	Member Units		—	472,000	—	472,000
	Warrants		—	250,000	—	250,000

Hawthorne Customs &	13% Secured Debt	219,640	1,583,492	21,201	300,000	1,304,693
Dispatch Services, LLC	Member Units	31,000	950,000	—	515,000	435,000
	Warrants		500,000	—	270,000	230,000

Hayden Acquisition, LLC	12% Secured Debt	311,157	2,304,146	61,894	465,000	1,901,040

Hydratec Holdings, LLC	12.5% Secured Debt	194,423	—	5,588,729	—	5,588,729
	Prime plus 1% Secured Debt	39,783	—	1,825,911	—	1,825,911
	Member Units		—	1,800,000	—	1,800,000

Jensen Jewelers of Idaho, LLC	Prime plus 2% Secured Debt	128,904	1,316,610	83,899	220,000	1,180,509
	13% Current/6% PIK Secured Debt	198,736	978,611	65,579	—	1,044,190
	Member Units	136,049	376,000	439,000	—	815,000

KBK Industries, LLC	14% Secured Debt	51,473	3,681,918	—	3,681,918	—
	Member Units		625,000	—	625,000	—
	Warrants		1,372,500	—	1,372,500	—

Magna Card, Inc.	12% Secured Debt	267,695	1,819,938	201,141	2,021,079	—

Quest Design & Production LLC	8% Current/5% PIK Secured Debt	566,235	3,799,884	164,969	—	3,964,853
	Warrants		40,000	—	—	40,000

TA Acquisition Group, LP	12% Secured Debt	346,519	2,747,598	56,191	990,000	1,813,789
	Partnership Interest	105,053	2,630,000	805,000	—	3,435,000
	Warrants		2,650,000	800,000	—	3,450,000

Technical Innovations, LLC	12% Secured Debt	372,981	1,288,092	60,623	600,000	748,716
	Prime Secured Debt	32,058	429,364	20,208	200,000	249,572
	Member Units	3,285	35,000	5,000	40,000	—
	Warrants		1,285,000	130,000	1,415,000	—

Universal Scaffolding &	Prime Plus 1% Secured Debt	52,273	—	1,191,908	80,167	1,111,741
Equipment, LLC	13% Current/5% PIK Secured Debt	281,897	—	3,136,274	—	3,136,274
	Member Units		—	1,025,000	—	1,025,000

Wicks Acquisition, LLC	12% Secured Debt	513,369	3,396,475	58,969	1,770,000	1,685,444
	Equity		—	180,000	180,000	—

Income from Control Investments disposed of during the year		15,253	—	—	—	—

	Total - Control	5,201,382	41,022,788	22,561,073	15,475,664	48,108,197

Schedule 12-14
MAIN STREET CAPITAL CORPORATION
Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2007

		Amount of
		Interest or
		Dividends
		Credited to	December 31,	Gross	Gross	December 31,
Company	Investment (1)	Income (2)	2006 Value	Additions (3)	Reductions (4)	2007 Value
AFFILIATE INVESTMENTS

Advantage Millwork Company,	12% Secured Debt	327,874	—	2,547,510	—	2,547,510
Inc.	Warrants		—	87,120	—	87,120

All Hose & Specialty, LLC	11% Secured Debt	—	2,400,583	199,417	2,600,000	—
	Member Units	—	1,600,000	—	1,600,000	—
	11% Note Receivable	—	441,000	—	441,000	—

American Sensor Technologies, Inc.	Prime plus .50% Secured Debt	425,789	3,094,525	310,230	—	3,404,755
	Warrants	—	575,000	175,000	—	750,000

Carlton Global Resources, LLC	13% Secured Debt	425,983	3,493,259	1,000,272	1,875,110	2,618,421
	Member Units	—	400,000	—	400,000	—

Houston Plating & Coatings, LLC	Prime Plus 2%	10,049	100,000	—	—	100,000
	Member Units	340,477	1,710,000	740,000	—	2,450,000

KBK Industries, LLC	14% Secured Debt	556,595	—	3,730,881	—	3,730,881
	8% Secured Debt	34,491	—	623,063	—	623,063
	Prime plus 2% Secured Debt	63,861	—	686,250	—	686,250
	Member Units	110,437	—	700,000	—	700,000
	Warrants	—	—	1,372,500	1,372,500	—

Laurus Healthcare, LP,	13% Secured Debt	444,737	2,886,622	48,003	—	2,934,625
	Warrants	—	105,000	610,000	—	715,000

National Trench Safety, LLC	10% PIK Debt	41,205	—	314,805	—	314,805
	Member Units	—	1,711,366	80,942	—	1,792,308

Pulse Systems, LLC	14% Secured Debt	396,755	2,658,136	42,055	439,771	2,260,420
	Warrants	—	400,000	125,000	175,000	350,000

Transportation General Inc.	13% Secured Debt	524,976	3,759,110	42,856	300,000	3,501,966
	Warrants	—	395,000	85,000	140,000	340,000

Turbine Air Systems, Ltd.	12% Secured Debt	139,476	887,403	17,810	—	905,213
	Warrants	—	96,666	—	96,666	—

Vision Interests, Inc.	13% Secured Debt	377,196	—	3,541,662	—	3,541,662
	Common Stock	—	—	372,000	—	372,000
	Warrants	—	—	375,000	—	375,000

WorldCall, Inc.	13% Secured Debt	126,746	763,659	19,058	37,500	745,217
	Common Stock	—	180,000	—	—	180,000
	Warrants	—	150,000	—	—	150,000

Barton Springs Grill LP	15% Partnership Interest	—	—	150,000	150,000	—

Income from Affiliate Investments disposed of during the year		1,044,008	—	—	—	—

	Total - Affiliate Investments	$5,390,655	$27,807,329	$17,996,434	$9,627,547	$36,176,216

This schedule should be read in conjunction with Main Street’s Consolidated and Combined Financial Statements, including the Consolidated and Combined Schedule of Investments and Notes to the Consolidated Financial Statements.
(1)	The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated and Combined Schedule of Investments.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate during the year, the income related to the time period it was in the category other than the one shown at year end is included in “Income from Investment disposed of during the year”.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Main Street Capital Corporation
Common Stock

PROSPECTUS

PART C
Other Information
Item 25. Financial Statements And Exhibits
(1) Financial Statements
     The following financial statements of Main Street Capital Corporation (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

Unaudited Financial Statements
Unaudited Consolidated Balance Sheet as of September 30, 2008 and Consolidated Balance Sheet as of December 31, 2007	F-2
Unaudited Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2008 and 2007	F-3
Unaudited Consolidated Statements of Changes in Net Assets for the Nine Months Ended September 30, 2008 and 2007	F-4
Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2008 and 2007	F-5
Unaudited Consolidated Schedule of Investments as of September 30, 2008	F-6
Consolidated Schedule of Investments as of December 31, 2007	F-11
Notes to Unaudited Consolidated Financial Statements	F-16

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-34
Consolidated Balance Sheet as of December 31, 2007 and Combined Balance Sheet as of December 31, 2006	F-35
Consolidated Statement of Operations for the year ended December 31, 2007 and Combined Statements of Operations for the years ended December 31, 2006 and 2005	F-36
Consolidated Statement of Changes in Net Assets for the year ended December 31, 2007 and Combined Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005	F-37
Consolidated Statement of Cash Flows for the year ended December 31, 2007 and Combined Statements of Cash Flows for the years ended December 31, 2006 and 2005	F-38
Consolidated Schedule of Investments as of December 31, 2007	F-39
Combined Schedule of Investments as of December 31, 2006	F-42
Notes to Consolidated Financial Statements	F-45
(2) Exhibits

(a)	Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit (a) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(b)	Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 99.1 to Main Street Capital Corporation’s Current report on Form 8-K dated May 1, 2008)

(c)	Not Applicable

(d)	Form of Common Stock Certificate (previously filed as Exhibit (d) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(e)	Form of Dividend Reinvestment Plan (previously filed as Exhibit 4.2 to Main Street Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007)

(f)	Debentures guaranteed by the SBA (previously filed as Exhibit (f)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(g)(1)	Form of Amended and Restated Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Mezzanine Fund, LP (previously filed as Exhibit (g)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(g)(2)	Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Capital II, LP (previously filed as Exhibit (g)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(h)	Form of Underwriting Agreement*

(i)(1)	Main Street Capital Corporation 2008 Equity Incentive Plan (previously filed as Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799))

(i)(2)	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799))

(j)	Custodian Agreement (previously filed as Exhibit (j) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(1)	Form of Employment Agreement by and between the Registrant and Todd A. Reppert (previously filed as Exhibit (k)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(2)	Form of Employment Agreement by and between the Registrant and Rodger A. Stout (previously filed as Exhibit (k)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(3)	Form of Employment Agreement by and between the Registrant and Curtis A. Hartman (previously filed as Exhibit (k)(3) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(4)	Form of Employment Agreement by and between the Registrant and Dwayne L. Hyzak (previously filed as Exhibit (k)(4) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(5)	Form of Employment Agreement by and between the Registrant and David L. Magdol (previously filed as Exhibit (k)(5) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(6)	Form of Confidentiality and Non-Compete Agreement by and between the Registrant and Vincent D. Foster (previously filed as Exhibit (k)(12) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(7)	Form of Indemnification Agreement by and between the Registrant and each executive officer and director (previously filed as Exhibit (k)(13) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(8)	Treasury Secured Revolving Credit Agreement dated December 31, 2007 (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(9)	Security Agreement dated December 31, 2007 (previously filed as Exhibit 10.2 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(10)	Control Agreement dated December 31, 2007 (previously filed as Exhibit 10.3 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(11)	Custody Agreement dated December 31, 2007 (previously filed as Exhibit 10.4 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(12)	Credit Agreement dated October 24, 2008 (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(13)	General Security Agreement dated October 24, 2008 (previously filed as Exhibit 10.2 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(14)	Custodial Agreement dated October 24, 2008 (previously filed as Exhibit 10.3 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(15)	Equity Pledge Agreement dated October 24, 2008 (previously filed as Exhibit 10.4 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(16)	Support Services Agreement effective as of October 2, 2007 by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**

(l)	Opinion and Consent of Counsel**

(m)	Not Applicable

(n)(1)	Consent of Grant Thornton LLP**

(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein***

(r)	Code of Ethics (previously filed as Exhibit (r) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(s)	Power of Attorney***

*	To be filed by amendment, if applicable.

**	Filed herewith.

***	Previously filed.

Item 26. Marketing Arrangements
     The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.
Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$11,790
Nasdaq Global Select Market additional listing fee	7,500
FINRA filing fee	$30,500
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Miscellaneous fees and expenses	*
Total	*

*	To be provided by amendment.

All of the expenses set forth above shall be borne by the Registrant.
Item 28. Persons Controlled By Or Under Common Control
•	Main Street Mezzanine Fund, LP — a Delaware limited partnership

•	Main Street Mezzanine Management, LLC — a Delaware limited liability company

•	Main Street Capital Partners, LLC — a Delaware limited liability company.

•	Main Street Equity Interests, Inc. — a Delaware corporation.
     In addition, Main Street Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.
Item 29. Number Of Holders Of Securities
     The following table sets forth the number of record holders of the Registrant’s capital stock at December 31, 2008.

Number of
Title of Class	Record Holders
Common stock, $0.01 par value	126

Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
     Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
     Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.
     Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In addition, we have entered into Indemnity Agreements with our directors and executive officers. The form of Indemnity Agreement entered into with each director and officer was previously filed with the Commission as Exhibit (k)(13) to our Registration Statement on Form N-2 (Reg. No. 333-142879). The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed , indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as the we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement, previously filed with the Commission as Exhibit (k)(13) to our Registration Statement on Form N-2 (Reg. No. 333-142879).
     We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Item 31. Business And Other Connections Of Investment Manager
     Not Applicable
Item 32. Location Of Accounts And Records
     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.
Item 33. Management Services
     Not Applicable
Item 34. Undertakings
     1. We hereby undertake to suspend any offering of shares until the prospectus or prospectus supplement is amended if (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.
     2. We hereby undertake:
a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.
b.	for the purpose of determining any liability under the 1933 Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	for the purpose of determining liability under the 1933 Act to any purchaser, that if we are subject to Rule 430C under the 1933 Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(3)	any other communication that is an offer in the offering made by us to the purchaser.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 30, 2009.

MAIN STREET CAPITAL CORPORATION
By:	/s/ Vincent D. Foster
Vincent D. Foster
Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Vincent D. Foster Vincent D. Foster	Chairman and Chief Executive Officer (principal executive officer)	January 30, 2009

/s/ Todd A. Reppert Todd A. Reppert	President, Chief Financial Officer and Director (principal financial officer)	January 30, 2009

/s/ Michael S. Galvan Michael S. Galvan	Vice President and Chief Accounting Officer (principal accounting officer)	January 30, 2009

/s/ Rodger A. Stout Rodger A. Stout	Senior Vice President-Finance & Administration, Chief Compliance Officer and Treasurer	January 30, 2009

* Michael Appling Jr.	Director	January 30, 2009

* Joseph E. Canon	Director	January 30, 2009

* William D. Gutermuth	Director	January 30, 2009

* Arthur L. French	Director	January 30, 2009

* By:	/s/ Vincent D. Foster
Vincent D. Foster
Attorney-in-fact

EXHIBIT INDEX

Exhibit
Number	Description

(a)	Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit (a) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(b)	Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 99.1 to Main Street Capital Corporation’s Current report on Form 8-K dated May 1, 2008)

(c)	Not Applicable

(d)	Form of Common Stock Certificate (previously filed as Exhibit (d) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(e)	Form of Dividend Reinvestment Plan (previously filed as Exhibit 4.2 to Main Street Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007)

(f)	Debentures guaranteed by the SBA (previously filed as Exhibit (f)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(g)(1)	Form of Amended and Restated Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Mezzanine Fund, LP (previously filed as Exhibit (g)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(g)(2)	Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Capital II, LP (previously filed as Exhibit (g)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(h)	Form of Underwriting Agreement*

(i)(1)	Main Street Capital Corporation 2008 Equity Incentive Plan (previously filed as Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799))

(i)(2)	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799))

(j)	Custodian Agreement (previously filed as Exhibit (j) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(1)	Form of Employment Agreement by and between the Registrant and Todd A. Reppert (previously filed as Exhibit (k)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(2)	Form of Employment Agreement by and between the Registrant and Rodger A. Stout (previously filed as Exhibit (k)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(3)	Form of Employment Agreement by and between the Registrant and Curtis A. Hartman (previously filed as Exhibit (k)(3) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(4)	Form of Employment Agreement by and between the Registrant and Dwayne L. Hyzak (previously filed as Exhibit (k)(4) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(5)	Form of Employment Agreement by and between the Registrant and David L. Magdol (previously filed as Exhibit (k)(5) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(6)	Form of Confidentiality and Non-Compete Agreement by and between the Registrant and Vincent D. Foster (previously filed as Exhibit (k)(12) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(k)(7)	Form of Indemnification Agreement by and between the Registrant and each executive officer and director (previously filed as Exhibit (k)(13) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

Exhibit
Number	Description
(k)(8)	Treasury Secured Revolving Credit Agreement dated December 31, 2007 (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(9)	Security Agreement dated December 31, 2007 (previously filed as Exhibit 10.2 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(10)	Control Agreement dated December 31, 2007 (previously filed as Exhibit 10.3 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(11)	Custody Agreement dated December 31, 2007 (previously filed as Exhibit 10.4 to Main Street Capital Corporation’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723))

(k)(12)	Credit Agreement dated October 24, 2008 (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(13)	General Security Agreement dated October 24, 2008 (previously filed as Exhibit 10.2 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(14)	Custodial Agreement dated October 24, 2008 (previously filed as Exhibit 10.3 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(15)	Equity Pledge Agreement dated October 24, 2008 (previously filed as Exhibit 10.4 to Main Street’s Current Report on Form 8-K filed October 28, 2008 (File No. 1-33723))

(k)(16)	Support Services Agreement effective as of October 2, 2007 by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**

(l)	Opinion and Consent of Counsel**

(m)	Not Applicable

(n)(1)	Consent of Grant Thornton LLP**

(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein***

(r)	Code of Ethics (previously filed as Exhibit (r) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

(s)	Power of Attorney***

*	To be filed by amendment, if applicable.

**	File herewith.

***	Previously filed.